As filed with the SEC on ________________	.	Registration No. 333-94117

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 11

PRUCO LIFE

VARIABLE UNIVERSAL ACCOUNT

(Exact Name of Registrant)

PRUCO LIFE INSURANCE COMPANY

(Name of Depositor)

213 Washington Street

Newark, New Jersey 07102-2992

(800) 286-7754

(Address and telephone number of principal executive offices)

Thomas C. Castano

Chief Legal Officer

Pruco Life Insurance Company

213 Washington Street

Newark, New Jersey 07102-2992

(Name and address of agent for service)

Copy to:

Christopher E. Palmer, Esq.

Goodwin Procter LLP

901 New York Avenue, N.W.

Washington, D.C. 20001

It is proposed that this filing will become effective (check appropriate space):

□ immediately upon filing pursuant to paragraph (b) of Rule 485

■ on	May 1, 2007	pursuant to paragraph (b) of Rule 485
(date)

□ 60 days after filing pursuant to paragraph (a)(1) of Rule 485

□ on	__________	pursuant to paragraph (a)(1) of Rule 485
(date)

■ This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

PART A:

INFORMATION REQUIRED IN THE PROSPECTUS

PROSPECTUS

May 1, 2007

PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

SURVIVORSHIP VARIABLE UNIVERSAL LIFE

This prospectus describes an individual flexible premium variable universal life insurance contract, the Survivorship Variable Universal Life Contract (the “Contract”) offered by Pruco Life Insurance Company (“Pruco Life”, “us”, “we”, or “our”), a stock life insurance company. Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America. The Contract provides life insurance coverage on two insureds with a death benefit payable on the second death.

Survivorship Variable Universal Life offers a wide variety of investment choices, including 32 variable investment options that invest in mutual funds managed by these leading asset managers:

Conservative Balanced	Value	SP Large Cap Value
Diversified Bond	SP Aggressive Growth Asset Allocation	SP Mid Cap Growth
Equity	SP AIM Core Equity	SP PIMCO High Yield
Flexible Managed	SP Balanced Asset Allocation	SP PIMCO Total Return
Global	SP Conservative Asset Allocation	SP Prudential U.S. Emerging Growth
High Yield Bond	SP Davis Value	SP Small Cap Growth
Jennison	SP Growth Asset Allocation	SP Small Cap Value
Money Market	SP International Growth	SP Strategic Partners Focused Growth
Stock Index	SP International Value	SP T. Rowe Price Large Cap Growth

American Century VP Value Fund	MFS Emerging Growth Series
Franklin Small-Mid Cap Growth Securities Fund	T. Rowe Price International Stock
Janus Large Cap Growth

For a complete list of the 32 available variable investment options, their investment objectives, and their investment advisers, see The Funds.

You may also choose to invest your Contract's premiums and its earnings in the fixed rate option, which pays a guaranteed interest rate. See The Fixed Rate Option.

Please Read this Prospectus. Please read this prospectus before purchasing a Survivorship Variable Universal Life insurance Contract and keep it for future reference. Current prospectuses for each of the underlying mutual funds accompany this prospectus. These prospectuses contain important information about the mutual funds. Please read these prospectuses and keep them for reference.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

The Contract may be purchased through registered representatives located in banks and other financial institutions. Investment in a variable life insurance contract is subject to risk, including the possible loss of your money. An investment in a survivorship variable universal contract is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

Pruco Life Insurance Company

213 Washington Street

Newark, New Jersey 07102-2992

Telephone: (800) 782-5356

                                                           TABLE OF CONTENTS

SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Contract. Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables. For more information about fees and expenses, see CHARGES AND EXPENSES.

The first table describes the maximum fees and expenses that you will pay at the time you buy the Contract, surrender the Contract, or transfer amounts between investment options.

Transaction and Optional Rider Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge on Premiums (Load)(1)	Deducted from premium payments.	12% of premium payment.
Taxes Attributable to Premiums(2)	Deducted from premium payments.	7.5% of premium payment.
Surrender fee (3)	Upon lapse, surrender, or decrease in basic insurance amount.	$8.00 per $1,000 of basic insurance amount.
Transfer fee	Each transfer exceeding 12 in any Contract year.	$25
Withdrawal fee	Upon withdrawal.	Lesser of $25 and 2% of withdrawal amount.
Basic Insurance Amount Change fee	Upon a decrease in basic insurance amount.	$25

(1)	This charge is deducted from premium payments for the first five years and reduces to 4% in subsequent years.
(2)

For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business tax, or any other type of charge (or component thereof) measured by or based upon the amount of premium received by Pruco Life. In Oregon this is called a premium based administrative charge.

(3)	This charge is assessed during the first 10 Contract years and grades down monthly starting from year six until it reaches zero at the end of year 10.

The second table describes the maximum Contract fees and expenses that you will pay periodically during the time you own the Contract, not including the Funds’ fees and expenses.

Periodic Contract and Optional Rider Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted

Cost of Insurance (“COI”) for the basic insurance amount.

Minimum and Maximum Charges

_____________

Initial COI charge for representative Contract owners male age 57 in the Nonsmoker Plus underwriting class, and female age 53 in the Preferred Best underwriting class, no riders.

	Monthly	From $.01 to $83.34 per $1,000 of net amount at risk.(1)(2) _____________ $0.01 per $1,000 of net amount at risk.(3)

Mortality and Expense Risk fee	Daily	Effective annual rate of 0.90% of assets in variable investment options.
Additional Mortality fees for risk associated with certain health conditions, occupations, avocations, or aviation risks.	Monthly	From $0.10 to $2.08 per $1,000 of basic insurance amount.(4)
Net interest on loans(5)	Annually	1% for standard loans. 0.25% for preferred loans.
Fee for basic insurance amount(6)	Monthly	$10 per Contract plus up to $0.10 per $1,000 of basic insurance amount.
Fee for Estate Protection Rider(7)	Monthly	$0.05 per $1,000 of Estate Protection Rider amount.

(1)	The charge varies based on the individual characteristics of the insureds, including such characteristics as: attained ages, sex, and smoking habits.
(2)	For example, the highest COI rate is for two insureds age 99.
(3)	You may obtain more information about the particular COI charges that apply to you by contacting your Pruco Life representative.
(4)	The amount and duration of the charge will vary based on individual circumstances including issue age, type of risk, and the frequency of exposure to the risk.
(5)

The maximum loan rate reflects the net difference between a standard loan with an effective annual interest rate of 5% and an effective annual interest credit equal to 4%. Preferred loans are charged a lower effective annual interest rate. See Loans.

(6)	The per $1,000 rate of this charge is reduced to $.05 per $1,000 of basic insurance amount after year five.
(7)	This charge is assessed for the first four years and is zero thereafter.

Portfolio Expenses

This table shows the minimum and maximum total operating expenses charged by the Funds that you will pay periodically during the time you own the Contract. More detail concerning each Funds’ fees and expenses is contained in the prospectus for each of the Funds.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses that are deducted from the Funds’ assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.37%	1.29%

SUMMARY OF THE CONTRACT

AND CONTRACT BENEFITS

Brief Description of the Contract

The Pruco Life Survivorship Variable Universal Life contract is a form of variable universal life insurance. A variable universal life insurance contract is a flexible form of life insurance. It has a death benefit payable upon the second death of two insureds, and a Contract Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your net premiums. If the Contract is not in default, the amount we will pay will be the death benefit determined as of the date of the second death reduced by any Contract debt. You may invest net premiums in one or more of the 32 available variable investment options or in the fixed rate option. Although the value of your Contract Fund may increase if there is favorable investment performance in the variable investment options you select, investment returns in the variable investment options are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease. The risk will be different, depending upon which investment options you choose. You bear the risk of any decrease. If you select the fixed rate option, we credit your account with a declared rate of interest, but you assume the risk that the rate may change, although it will never be lower than an effective annual rate of 4%. Transfers from the fixed rate option may be restricted. The Contract is designed to be flexible to meet your specific life insurance needs. Within certain limits, the Contract will provide you with flexibility in determining the amount and timing of your premium payments. Some features and/or riders described in this prospectus may not be available in some states.

Types of Death Benefit Available Under the Contract

There are two types of death benefit available. You may choose a Contract with a Type A (fixed) death benefit under which the death benefit generally remains at the basic insurance amount you initially chose. However, the Contract Fund (described below) may grow to a point where the death benefit may increase and vary with investment experience. If you choose a Type B (variable) Contract, your death benefit will vary with investment experience. For both, Type A and Type B death benefits, as long as the Contract is in-force, the death benefit will never be less than the basic insurance amount shown in your Contract. With any type of death benefit, the death benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. You may change your Contract’s death benefit type after issue. See Types of Death Benefit and Changing the Type of Death Benefit.

Death Benefit Guarantee Information

We agree to keep your Contract in-force for a specified period, and guarantee that your Contract will not lapse as a result of unfavorable investment performance, as long as your total premiums (reduced to reflect withdrawals) accumulated at 4% interest are at least equal to the Death Benefit Guarantee Values shown in your Contract. If you have an outstanding Contract loan, a Death Benefit Guarantee will not keep the Contract in-force. See Withdrawals and Loans.

There are three separate guarantee periods, each associated with a corresponding level of premium payments. For example, payment of the Short-Term Premium at the beginning of each Contract year guarantees that your Contract will not lapse during the first five Contract years, assuming no loans or withdrawals. Paying the Target Premium at the beginning of each Contract year guarantees your Contract against lapse until the later of the younger insured’s age 75 or for 10 years after issue, assuming no loans or withdrawals. Finally, paying the Lifetime Premium at the beginning of each Contract year guarantees your Contract against lapse for the insured's lifetime regardless of investment performance, assuming no loans or withdrawals. See Death Benefit Guarantee and PREMIUMS.

Unless the Death Benefit Guarantee is in effect, the Contract will go into default if the Contract Fund less any Contract debt and less any applicable surrender charges falls to zero or less. Your Pruco Life representative can tell you the premium amounts you will need to pay to maintain these guarantees.

The Contract Fund

Your Contract Fund value changes daily, reflecting: (1) increases or decreases in the value of the variable investment options; (2) interest credited on any amounts allocated to the fixed rate option; (3) interest credited on any loan; and (4) the daily asset charge for mortality and expense risks assessed against the variable investment options. The Contract Fund value also changes to reflect the receipt of premium payments, charges deducted from premium payments, and the monthly deductions described under CHARGES AND EXPENSES.

Premium Payments

Except for the minimum initial premium, and subject to a minimum of $25 per subsequent payment, you choose the timing and amount of premium payments. The Contract will remain in-force if the Contract Fund less any applicable surrender charges is greater than zero and more than any Contract debt. Paying insufficient premiums, poor investment results, or the taking of loans or withdrawals from the Contract will increase the possibility that the Contract will lapse. However, if the premiums you paid, accumulated at an effective annual rate of 4%, less withdrawals also accumulated at 4% (“Accumulated Net Payments”) are at least equal to the amounts shown in the Table of Death Benefit Guarantee Values in your Contract Data pages and there is no Contract debt, we guarantee that your Contract will not lapse even if investment experience is very unfavorable and the Contract Fund drops below zero. The length of time that the guarantee against lapse is available depends on your Contract's death benefit type. See PREMIUMS, Death Benefit Guarantee, and LAPSE AND REINSTATEMENT.

If you pay more premium than permitted under section 7702A of the Internal Revenue Code, your Contract would be classified as a Modified Endowment Contract, which would affect the federal income tax treatment of loans and withdrawals. For more information, see Modified Endowment Contracts.

Allocation of Premium Payments

When you apply for the Contract, you tell us how to allocate your premiums. You may change the way in which subsequent premiums are allocated by giving written notice to a Service Office or by telephoning a Service Office, provided you are enrolled to use the Telephone Transfer System. See Allocation of Premiums.

On the later of the Contract date and the end of the valuation period in which the initial premium is received, we deduct the charge for sales expenses and the charge for taxes attributable to premiums (in Oregon this is called a premium based administrative charge) from the initial premium. Then the first monthly deductions are made, and the remainder of the initial premium and any other net premium received in Good Order at the Payment Office (the address on your bill) during the 10 day period following your receipt of the Contract will be allocated to the Money Market investment option. After the tenth day, these funds, adjusted for any investment results, will be transferred out of the Money Market investment option and allocated among the variable investment options and/or the fixed rate option according to your current premium allocation.

The charge for sales expenses and the charge for taxes attributable to premiums will also apply to all subsequent premium payments. The remainder of each subsequent premium payment will be invested as of the end of the valuation period in which it is received in Good Order at the Payment Office, in accordance with the allocation you previously designated.

Investment Choices

You may choose to invest your Contract's premiums and its earnings in one or more of 32 available variable investment options. You may also invest in the fixed rate option. See The Funds and The Fixed Rate Option. You may transfer money among your investment choices, subject to restrictions. See Transfers/Restrictions on Transfers.

We may add or remove variable investment options in the future.

Transfers Among Investment Options

You may, up to 12 times each Contract year, transfer amounts among the variable investment options or to the fixed rate option. Additional transfers may be made only with our consent. Currently, we allow you to make additional transfers. For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, or by telephone, provided you are enrolled to use the Telephone Transfer System.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

We may charge an administrative transaction fee of up to $25 for each transfer made exceeding 12 in any Contract year. No transaction fee is currently charged in connection with a transfer, but we reserve the right to charge such a fee.

While you also may transfer amounts from the fixed rate option, certain restrictions may apply.

We reserve the right to prohibit transfer requests determined to be disruptive to the investment option or to the disadvantage of other Contract owners.

Restrictions will be applied in a uniform manner and will not be waived.

In addition, you may use our dollar cost averaging feature or our automatic rebalancing feature. For additional information, please see Transfers/Restrictions on Transfers, Dollar Cost Averaging, and Auto-Rebalancing.

Decreasing Basic Insurance Amount

You have the option of decreasing the basic insurance amount of your Contract without withdrawing any cash surrender value after the issue of the Contract. See Decreases in Basic Insurance Amount.

If you decrease your basic insurance amount to an amount equal to or greater than the Surrender Charge Threshold shown in your Contract, we will not impose a surrender charge. The Surrender Charge Threshold is the lowest basic insurance amount since issue.

We may decline a decrease in the basic insurance amount if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code. In addition, if the basic insurance amount is decreased, there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits. We may decline a decrease in the basic insurance amount if the Contract Fund value is less than any applicable partial surrender charges.

The cash surrender value of the Contract on the date of the decrease will not change, except that monthly charges, an administrative processing fee of up to $25, and a surrender charge may be deducted. No administrative processing charge is currently being made in connection with a decrease in basic insurance amount. However, we reserve the right to charge such a fee in an amount of up to $25. See CHARGES AND EXPENSES.

Access to Contract Values

A Contract may be surrendered for its cash surrender value (the Contract Fund minus any Contract debt and minus any applicable surrender charge) while one or both of the insureds is living. To surrender a Contract, we may require you to deliver or mail the Contract with a written request in a form that meets our needs, to a Service Office. The cash surrender value of a Contract will be determined as of the end of the valuation period in which such a request is received in a Service Office. Surrender of a Contract may have tax consequences. See Surrender of a Contract and Tax Treatment of Contract Benefits.

Under certain circumstances, you may withdraw a part of the Contract's cash surrender value without surrendering the Contract. The amount withdrawn must be at least $500. There is an administrative processing fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount. Withdrawal of the cash surrender value may have tax consequences. See Withdrawals and Tax Treatment of Contract Benefits.

Contract Loans

You may borrow money from us using your Contract as security for the loan, provided the Contract is not in default. The maximum loan amount is equal to the sum of (1) 90% of the portion of the cash value attributable to the variable investment options, and (2) the balance of the cash value, provided the Contract is not in default. The cash value is equal to the Contract Fund less any surrender charge. A Contract in default has no loan value. The minimum loan amount you may borrow is generally $500, but may be lower in some states. See Loans.

Canceling the Contract (“Free-Look”)

Generally, you may return the Contract for a refund within 10 days after you receive it (or within any longer period of time required by state law). In general, you will receive a refund of all premium payments made, less applicable federal and state income tax withholding. However, if applicable law permits a market value free-look, you will receive the greater of (1) the Contract Fund (which includes any investment results) plus the amount of any charges that have been deducted or (2) all premium payments made (including premium payments made more than 10 days after you receive the Contract, but within any longer free-look period of time required by state law), less applicable federal and state income tax withholding. A Contract returned according to this provision shall be deemed void from the beginning.

SUMMARY OF CONTRACT RISKS

Contract Values are not Guaranteed

Your benefits (including life insurance) are not guaranteed, and may be entirely dependent on the investment performance of the variable investment options you select. The value of your Contract Fund rises and falls with the performance of the investment options you choose and the charges that we deduct. Poor investment performance could cause your Contract to lapse and you could lose your insurance coverage. However, payment of the death benefit may be guaranteed under the Death Benefit Guarantee feature.

The variable investment options you choose may not perform to your expectations. Investing in the Contract involves risks including the possible loss of your entire investment. Only the fixed rate option provides a guaranteed rate of return. For more detail, please see Risks Associated with the Variable Investment Options and The Fixed Rate Option.

Increase in Charges

In several instances we will use the terms “maximum charge” and “current charge.” The “maximum charge,” in each instance, is the highest charge that we may make under the Contract. The “current charge,” in each instance, is the amount that we now charge, which may be lower than the maximum charge. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Contract Lapse

Each month we determine the value of your Contract Fund. If the Contract Fund less any applicable surrender charges is zero or less, the Contract is in default unless it remains in-force under the Death Benefit Guarantee. See Death Benefit Guarantee. Your Contract will also be in default if at any time the Contract debt equals or exceeds the Contract Fund less any applicable surrender charges. Should either event occur, we will notify you of the required payment to prevent your Contract from terminating. See Loans. Your payment must be received at the Payment Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value. See LAPSE AND REINSTATEMENT. If you have an outstanding loan when your Contract lapses, you may have taxable income as a result. See Tax Treatment of Contract Benefits - Pre-Death Distributions.

Risks of Using the Contract as a Short-Term Savings Vehicle

Because the Contract provides for an accumulation of a Contract Fund as well as a death benefit, you may wish to use it for various insurance planning purposes. Purchasing the Contract for such purposes may involve certain risks.

For example, a life insurance contract could play an important role in helping you to meet the future costs of a child’s education. The Contract’s death benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings. However, if the variable investment options you choose perform poorly, if you do not pay sufficient premiums, or if you access the values in your Contract through withdrawals or Contract loans, your Contract may lapse or you may not accumulate the funds you need.

The Contract is designed to provide benefits on a long-term basis. Consequently, you should not purchase the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether purchasing the Contract is consistent with the purpose for which it is being considered.

Risks of Taking Withdrawals

If your Contract meets certain requirements, you may make withdrawals from your Contract’s cash surrender value while the Contract is in-force. The amount withdrawn must be at least $500. The withdrawal amount is limited by the requirement that the cash surrender value after withdrawal may not be less than or equal to zero after deducting any charges associated with the withdrawal and an amount that we estimate will be sufficient to cover the Contract Fund deductions for two Monthly dates following the date of withdrawal. There is a transaction fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount. Withdrawal of the cash surrender value may have tax consequences. See Tax Treatment of Contract Benefits.

Whenever a withdrawal is made, the death benefit will immediately be reduced by at least the amount of the withdrawal. Withdrawals under Type B (variable) Contracts will not change the basic insurance amount. However, under a Type A (fixed) Contract, the withdrawal may require a reduction in the basic insurance amount and a surrender charge may be deducted. See CHARGES AND EXPENSES. No withdrawal will be permitted under a Type A (fixed) Contract if it would result in a basic insurance amount of less than the minimum basic insurance amount. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT. It is important to note, however, that if the basic insurance amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Accessing the values in your Contract through withdrawals may significantly affect current and future Contract values or death benefit proceeds and may increase the chance that your Contract will lapse. Before making any withdrawal that causes a decrease in basic insurance amount, you should consult with your tax adviser and your Pruco Life representative. See Withdrawals and Tax Treatment of Contract Benefits.

Limitations on Transfers

You may, up to 12 times each Contract year, transfer amounts among the variable investment options or to the fixed rate option. We may charge up to $25 for each transfer made exceeding 12 in any Contract year.

Additional transfers may be made only with our consent. Currently, we allow you to make additional transfers. For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, or by telephone, provided you are enrolled to use the Telephone Transfer System. We use reasonable procedures to confirm that instructions given by telephone are genuine. However, we are not liable for following telephone instructions that we reasonably believe to be genuine. In addition, we cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail. After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax, or electronic means will be rejected, even in the event that it is inadvertently processed.

Currently, certain transfers effected systematically under either a dollar cost averaging or an automatic rebalancing program described in this prospectus do not count towards the limit of 12 transfers per Contract year or the limit of 20 transfers per calendar year. In the future, we may count such transfers towards the limit.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

Generally, only one transfer from the fixed rate option is permitted during each Contract year. The maximum amount per Contract you may transfer out of the fixed rate option each year is the greater of: (a) 25% of the amount in the fixed rate option; and (b) $2,000.

We may modify your right to make transfers by restricting the number, timing and/or amount of transfers we find to be disruptive to the investment option or to the disadvantage of other Contract owners. We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract owner. We will immediately notify you at the time of a transfer request if we exercise this right.

Restrictions will be applied uniformly and will not be waived. See Transfers/Restrictions on Transfers.

Limitations and Charges on Surrender of the Contract

You may surrender your Contract at any time for its cash surrender value while one or both of the insureds is living. We deduct a surrender charge from the surrender proceeds. In addition, the surrender of your Contract may have tax consequences. See Tax Treatment of Contract Benefits.

We will assess a surrender charge if, during the first 10 Contract years, the Contract lapses, is surrendered, or the basic insurance amount is decreased (including as a result of a withdrawal or a death benefit type change). The surrender charge varies and is calculated as described in Surrender Charges. While the amount of the surrender charge decreases over time, it may be a substantial portion or even equal to your Contract Fund.

Risks of Taking a Contract Loan

Accessing the values in your Contract through Contract loans may significantly affect current and future Contract values or death benefit proceeds and may increase the chance that your Contract will lapse. Your Contract will be in default if, at any time, the Contract debt equals or exceeds the Contract Fund less any applicable surrender charges, even if the Death Benefit Guarantee is in effect. If the Contract lapses or is surrendered, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of the gain in the Contract. In addition, if your Contract is a Modified Endowment Contract for tax purposes, taking a Contract loan may have tax consequences. See Tax Treatment of Contract Benefits.

Tax Consequences of Buying this Contract

Your Contract is structured to meet the definition of life insurance under Section 7702 of the Internal Revenue Code. Consequently, we reserve the right to refuse to accept a premium payment that would, in our opinion, cause this Contract to fail to qualify as life insurance. We also have the right to refuse to accept any payment that increases the death benefit by more than it increases the Contract Fund. Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

Current federal tax law generally excludes all death benefits from the gross income of the beneficiary of a life insurance contract. However, your death benefit could be subject to estate tax. In addition, you generally are not subject to taxation on any increase in the Contract value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid. Amounts received upon surrender or withdrawal (including any outstanding Contract loans) in excess of premiums paid are treated as ordinary income.

Special rules govern the tax treatment of life insurance policies that meet the federal definition of a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the basic insurance amount is made (or a rider is removed). We will notify you if a premium or a reduction in basic insurance amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.

Under current tax law, death benefit payments under Modified Endowment Contracts, like death benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. However, amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules. See Tax Treatment of Contract Benefits.

Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

Replacement of the Contract

The replacement of life insurance is generally not in your best interest. In most cases, if you require additional life insurance coverage, the benefits of your existing contract can be protected by increasing the insurance amount of your existing contract, or by purchasing an additional contract. If you are considering replacing a contract, you should compare the benefits and costs of supplementing your existing contract with the benefits and costs of purchasing a new contract and you should consult with a tax adviser.

SUMMARY OF RISKS ASSOCIATED WITH

THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Contract's premiums and its earnings in one or more of 32 available variable investment options. You may also invest in the fixed rate option. The fixed rate option is the only investment option that offers a guaranteed rate of return. See The Funds and The Fixed Rate Option.

Risks Associated with the Variable Investment Options

The separate account invests in the shares of one or more open-end management investment companies registered under the Investment Company Act of 1940. Each variable investment option has its own investment objective and associated risks, which are described in the accompanying Fund prospectuses. The income, gains, and losses of one variable investment option have no effect on the investment performance of any other variable investment option.

We do not promise that the variable investment options will meet their investment objectives. Amounts you allocate to the variable investment options may grow in value, decline in value or grow less than you expect, depending on the investment performance of the variable investment options you choose. You bear the investment risk that the variable investment options may not meet their investment objectives. It is possible to lose your entire investment in the variable investment options. Although the Series Fund Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that Portfolio. For example, when prevailing short-term interest rates are very low, the yield on the Money Market Portfolio may be so low that, when separate account and Contract charges are deducted, you experience a negative return. See The Funds.

Learn More about the Variable Investment Options

Before allocating amounts to the variable investment options, you should read the current Fund prospectuses for detailed information concerning their investment objectives, strategies, and investment risks.

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES

Pruco Life Insurance Company

Pruco Life Insurance Company ("Pruco Life", “us”, “we”, or “our”) is a stock life insurance company, organized on December 23, 1971 under the laws of the state of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York. Pruco Life’s principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

The Pruco Life Variable Universal Account

Pruco Life has established a separate account, the Pruco Life Variable Universal Account (the "Account") to hold the assets that are associated with the Contracts. The Account was established on April 17, 1989 under Arizona law and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Pruco Life's other assets.

Pruco Life is the legal owner of the assets in the Account. Pruco Life will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Contracts. In addition to these assets, the Account's assets may include funds contributed by Pruco Life to commence operation of the Account and may include accumulations of the charges we make against the Account. From time to time these additional assets will be transferred to Pruco Life's general account. Pruco Life will consider any possible adverse impact the transfer might have on the Account before making any such transfer.

Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of Pruco Life’s other assets. The assets of the Account may not be charged with liabilities that arise from any other business Pruco Life conducts.

The obligations to Contract owners and beneficiaries arising under the Contracts are general corporate obligations of Pruco Life.

Currently, you may invest in one or a combination of 32 available variable investment options. When you choose a variable investment option, we purchase shares of a mutual fund or a separate investment series of a mutual fund which are held as an investment for that option. We hold these shares in the Account. We may remove or add additional variable investment options in the future. The Account’s financial statements are available in the Statement of Additional Information to this prospectus.

The Funds

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus. You should read the Fund prospectuses before you decide to allocate assets to the variable investment options using that Fund. There is no assurance that the investment objectives of the variable investment options will be met.

Listed below are the variable investment options in which the Account invests, their investment objectives, investment advisers and investment subadvisers:

The Prudential Series Fund (the “Series Fund”):

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Conservative Balanced Portfolio: The investment objective is a total investment return consistent with a conservatively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations, and money market instruments. A portion of the Portfolio assets may be invested in high-yield/high-risk debt securities. The Portfolio may also invest in foreign securities.

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Diversified Bond Portfolio: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio normally invests at least 80% of its investable assets in high-grade debt obligations and high-quality money market investments. The Portfolio may invest up to 20% of its total assets in debt securities issued outside the U.S., by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

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Equity Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stock of major established companies, as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities.

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Flexible Managed Portfolio: The investment objective is a high total return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations, and money market instruments. A portion of the Portfolio assets may be invested in high-yield/high-risk debt securities. The Portfolio may also invest in foreign securities.

•	Global Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

•	High Yield Bond Portfolio: The investment objective is a high total return. The Portfolio normally invests at least

80% of its investable assets in high-yield/high-risk debt securities. The Portfolio may invest up to 20% of its total assets in foreign debt obligations.

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Jennison Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities.

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Money Market Portfolio: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high- quality short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign.

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Stock Index Portfolio: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) by investing at least 80% of its investable assets in S&P 500 stocks.

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Value Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in common stocks that we believe are undervalued - those stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITS) and up to 30% of its total assets in foreign securities.

•	SP Aggressive Growth Asset Allocation Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in domestic equity portfolios and international equity portfolios.

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SP AIM Core Equity Portfolio: The investment objective is growth of capital. The Portfolio invests at least 80% of its investable assets in equity securities, including convertible securities of established companies that have long-term above-average growth in earnings, and growth companies that the Portfolio managers believe have the potential for above-average growth in earnings. The Portfolio may invest up to 25% of its total assets in foreign securities.

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SP Balanced Asset Allocation Portfolio: The investment objective is to provide a balance between current income and growth of capital. The Portfolio invests primarily in domestic equity portfolios, fixed income portfolios, and international equity portfolios.

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SP Conservative Asset Allocation Portfolio: The investment objective is to provide current income with low to moderate capital appreciation. The Portfolio invests primarily in domestic equity portfolios, fixed income portfolios, and international equity portfolios.

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SP Davis Value Portfolio: The investment objective is growth of capital. The Portfolio invests primarily in common stock of U.S. companies with market capitalizations within the market capitalization range of the Russell 1000 Value Index.

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SP Growth Asset Allocation Portfolio: The investment objective is long-term growth of capital with consideration also given to current income. The Portfolio invests primarily in domestic equity portfolios, fixed income portfolios, and international equity portfolios.

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SP International Growth Portfolio (formerly SP William Blair International Growth Portfolio): The investment objective is long-term growth of capital. The Portfolio normally invests at least 65% of its total assets in the common stock of large and medium-sized foreign companies operating or based in at least five different countries, which may include countries with emerging markets.

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SP International Value Portfolio (formerly SP LSV International Value Portfolio): The investment objective is long-term capital appreciation. The Portfolio normally invests at least 80% of its investable assets in equity securities.

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SP Large Cap Value Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stocks and securities convertible into common stock of companies with market capitalizations within the market capitalization range of the Russell 1000 Value Index.

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SP Mid Cap Growth Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stocks and related securities, such as preferred stocks, convertible securities, and depositary receipts for those securities of companies with above average growth potential that have market capitalizations within the market capitalization range of the Russell MidcapTM Growth Index range measured at the time of purchase.

•	SP PIMCO High Yield Portfolio: The investment objective is maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio normally invests at least 80% of its investable assets in a diversified portfolio of high-yield/high-risk debt securities rated below high grade, but rated at least CCC by Moody’s Investor Service, Inc. or Standard & Poor’s Ratings Group (“S&P”), or, if unrated, determined by Pacific Investment Management Company (“PIMCO”) to be of comparable quality, subject to a maximum of 5% of its total assets invested in securities rated CCC. The Portfolio may invest up to 15% of its assets in non - U.S. dollar-denominated securities.

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SP PIMCO Total Return Portfolio: The investment objective is maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio normally invests at least 65% of its assets in a diversified portfolio of fixed income instruments of varying maturities.

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SP Prudential U.S. Emerging Growth Portfolio: The investment objective is long-term capital appreciation. The Portfolio normally invests at least 80% of its investable assets in equity securities of small and medium sized U.S. companies that the adviser believes have the potential for above-average growth.

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SP Small Cap Growth Portfolio: The investment objective is long-term capital growth. The Portfolio normally invests at least 80% of its investable assets in common stocks of small capitalization companies - those which have market capitalizations no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11- month period, plus the most recent data during the current month.

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SP Small Cap Value Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in equity securities of small capitalization companies with market capitalizations within the market capitalization range of the Russell 2000 Value Index. The Portfolio may invest up to 25% of its assets in foreign securities.

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SP Strategic Partners Focused Growth Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 65% of its total assets in equity and equity-related securities of U.S. companies that the advisers believe to have strong capital appreciation potential.

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SP T. Rowe Price Large Cap Growth Portfolio: The investment objective is long-term growth of capital. The Portfolio invests at least 80% of its investable assets in common stocks of large cap companies with market capitalizations larger than the median market capitalization of companies in the Russell 1000 Growth Index. The Portfolio may invest up to 15% of its total assets in foreign securities.

Prudential Investments LLC (“PI”), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for the Series Fund. PI will furnish investment advisory services and administrative services in connection with the management of the Series Fund portfolios under a “manager-of-managers” approach. Under this structure, PI is authorized to select (with approval of the Series Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

Jennison Associates LLC (“Jennison”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Jennison Portfolio, the Value Portfolio, and the SP Prudential U.S. Emerging Growth Portfolio. Jennison also serves as a subadviser for approximately 50% of the assets of the Equity Portfolio and for a portion of the SP Strategic Partners Focused Growth Portfolio. Jennison is located at 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Diversified Bond Portfolio, the High Yield Bond Portfolio, and the Money Market Portfolio. PIM also serves as a subadviser for a portion of the assets of the Conservative Balanced Portfolio and the Flexible Managed Portfolio. PIM is located at Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Quantitative Management Associates LLC (“QMA”), a wholly-owned subsidiary of PIM, serves as the subadviser for the Stock Index Portfolio. QMA also serves as a subadviser for a portion of the assets of the Conservative Balanced Portfolio and the Flexible Managed Portfolio. QMA is located at Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

A I M Capital Management, Inc. ("A I M Capital") serves as the subadviser for the SP AIM Core Equity Portfolio. A I M Capital is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

AllianceBernstein, L.P. ("AllianceBernstein") serves as a subadviser for a portion of the assets of the SP Strategic Partners Focused Growth Portfolio. AllianceBernstein is located at 1345 Avenue of the Americas, New York, New York 10105.

Calamos Advisors LLC (“Calamos”) serves as the subadviser for the SP Mid Cap Growth Portfolio. Calamos, a registered investment advisor, is a wholly-owned subsidiary of Calamos Holdings LLC. Calamos is located at 2020 Calamos Court, Naperville, Illinois 60563-2787.

ClearBridge Advisors LLC (“ClearBridge”) serves as a subadviser for approximately 50% of the assets of the Equity Portfolio and serves as a subadviser for a portion of the assets of the SP Small Cap Value Portfolio. ClearBridge is located at 100 Light Street, Baltimore, Maryland 21202.

Davis Advisers (“Davis”) serves as the subadviser for the SP Davis Value Portfolio. Davis is located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

Dreman Value Management LLC (“Dreman”) serves as a subadviser for approximately 30% of the assets of the SP Large Cap Value Portfolio. Dreman is located at Harborside Financial Center, Plaza 10, Suite 800, Jersey City, New Jersey 07311.

Eagle Asset Management (“Eagle”) serves as subadviser for approximately 50% of the assets of the SP Small Cap Growth Portfolio. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc. Eagle is located at 880 Carillon Parkway, St. Petersburg, Florida 33716.

Goldman Sachs Asset Management, L.P. (“GSAM”) serves as a subadviser for a portion of the assets of the SP Small Cap Value Portfolio. GSAM is a unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”). GSAM is located at 32 Old Slip, 23rd Floor, New York, New York 10005.

Hotchkis and Wiley Capital Management LLC (“Hotchkis and Wiley”) serves as a subadviser for approximately 20% of the assets of the SP Large Cap Value Portfolio. Hotchkis and Wiley is a registered investment adviser. Hotchkis and Wiley is located at 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5439.

J.P. Morgan Investment Management, Inc. (“J.P. Morgan”) serves as a subadviser for approximately 50% of the assets of the SP Large Cap Value Portfolio. J.P. Morgan is an indirect, wholly-owned subsidiary of J.P. Morgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan is located at 245 Park Avenue, New York, New York 10167.

LSV Asset Management (“LSV”) serves as the subadviser for the SP International Value Portfolio and serves as a subadviser for approximately 25% of the assets of the Global Portfolio. LSV is located at One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

Marsico Capital Management, LLC (“Marsico”) serves as a subadviser for a portion of the assets of the SP International Growth Portfolio and serves as a subadviser for approximately 25% of the assets of the Global Portfolio. Marsico is an indirect, wholly-owned subsidiary of Bank of America Corporation. Marsico is located at 1200 17th Street, Suite 1600, Denver, Colorado 80202.

Neuberger Berman Management, Inc. (“Neuberger Berman”) serves as a subadviser for approximately 50% of the assets of the SP Small Cap Growth Portfolio. Neuberger Berman is a wholly owned subsidiary of Neuberger Berman Inc. (“NBI”), which is a wholly owned subsidiary of Lehman Brothers Holdings Inc. ("LBHI"). Neuberger Berman is located at 605 Third Avenue, New York, New York 10158.

Pacific Investment Management Company LLC (“PIMCO”) serves as the subadviser for the SP PIMCO High Yield Portfolio and the SP PIMCO Total Return Portfolio. PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI LP”). PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) serves as the subadviser for the SP T. Rowe Price Large Cap Growth Portfolio and serves as a subadviser for approximately 25% of the assets of the Global Portfolio. T. Rowe Price is located at 100 East Pratt Street, 10th Floor, Baltimore, Maryland 21202.

Thornburg Investment Management, Inc. (“Thornburg”) serves as a subadviser for a portion of the assets of the SP International Value Portfolio. Thornburg is located at 119 East Marcy Street, Santa Fe, New Mexico 87501.

William Blair & Company LLC (“William Blair”) serves as a subadviser for a portion of the assets of the SP International Growth Portfolio and serves as a subadviser for approximately 25% of the assets of the Global Portfolio. William Blair is located at 222 West Adams Street, Chicago, Illinois 60606.

The SP Aggressive Growth Asset Allocation Portfolio, the SP Balanced Asset Allocation Portfolio, the SP Conservative Asset Allocation Portfolio, and the SP Growth Asset Allocation Portfolio, each invests only in shares of other underlying Fund portfolios, which are managed by the subadvisers of those portfolios.

As an investment adviser, PI charges the Series Fund a daily investment management fee as compensation for its services. PI pays each subadviser out of the fee that PI receives from the Series Fund.

American Century Variable Portfolios, Inc.:

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American Century VP Value Fund. The investment objective is long-term capital growth with income as a secondary objective. The Fund seeks to achieve its objective by investing primarily in equity securities of companies that are believed by management to be undervalued at the time of purchase.

American Century Investment Management, Inc. ("ACIM") is the investment adviser for this Fund. ACIM is located at American Century Tower, 4500 Main Street, Kansas City, Missouri 64111.

Franklin Templeton Variable Insurance Products Trust:

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Franklin Small-Mid Cap Growth Securities Fund - Class 2. The investment objective is long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization (small cap) and mid capitalization (mid cap) companies.

Franklin Advisers, Inc. (“Advisers”) is the investment adviser for this Fund. Franklin Advisers, Inc. is located at One Franklin Parkway, San Mateo, California 94403.

Janus Aspen Series:

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Large Cap Growth Portfolio - Institutional Shares. The investment objective is long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in common stocks of large-sized companies. Large-sized companies are those whose market capitalizations fall within the range of companies in the Russell 1000 Index at the time of purchase. Within the parameters of its specific investment policies, the portfolio may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

Janus Capital Management LLC (“Janus Capital”) is the investment adviser and is responsible for the day-to-day management of the Portfolio and other business affairs of the Portfolio. Janus Capital is located at 151 Detroit Street, Denver, Colorado 80206.

MFS® Variable Insurance TrustSM:

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Emerging Growth Series. The investment objective is capital appreciation. MFS normally invests its assets in equity securities of companies it believes to have above average earnings growth potential compared to other growth companies.

Massachusetts Financial Services Company (“MFS”) is the investment adviser to this MFS Series. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

T. Rowe Price International Series, Inc.:

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International Stock Portfolio. The investment objective is long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies. The Portfolio normally invests at least 80% of its net assets will be invested in stocks.

T. Rowe Price International, Inc. is the investment manager for this Portfolio. T. Rowe Price International, Inc. is located at 100 East Pratt Street, 10th Floor, Baltimore, Maryland 21202.

The investment advisers or subadvisers for the Funds charge a daily investment management fee as compensation for their services. These fees are more fully described in the prospectus for each Fund.

In the future, it may become disadvantageous for separate accounts of variable life insurance and variable annuity contracts to invest in the same underlying variable investment options. Neither the companies that invest in the Funds nor the Funds currently foresee any such disadvantage. The Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

(1)	changes in state insurance law;
(2)	changes in federal income tax law;
(3)	changes in the investment management of any variable investment option; or
(4)	differences between voting instructions given by variable life insurance and variable annuity Contract owners.

A fund or portfolio may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.

Service Fees Payable to Pruco Life

Pruco Life has entered into agreements with the investment adviser or distributor of the underlying funds. Under the terms of these agreements, Pruco Life provides administrative and support services to the portfolios for which it receives an annual fee that, as of May 1, 2007, ranges from 0.05% to 0.30% of the average assets allocated to the Fund or portfolio under the Contract from the investment adviser, distributor and/or the Fund. These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose portfolios are offered as investment options.

Voting Rights

We are the legal owner of the shares of the mutual funds associated with the variable investment options. However, we vote the shares of the mutual funds according to voting instructions we receive from Contract owners. We will mail you a proxy, which is a form you need to complete and return to us, to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We vote shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which instructions are received. We may change the way your voting instructions are calculated if it is required by federal or state regulation. We may also elect to vote shares that we own in our own right if the applicable federal securities laws or regulations, or their current interpretation, change so as to permit us to do so.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more variable investment options or to approve or disapprove an investment advisory contract for the Fund. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the variable investment options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Contract owner voting instructions, we will advise Contract owners of our action and the reasons for such action in the next available annual or semi-annual report.

Substitution of Variable Investment Options

We may substitute one or more of the variable investment options. We may also cease to allow investments in any existing variable investment options. We do this only if events such as investment policy changes or tax law changes make a variable investment option unsuitable. We would not do this without the approval of the Securities and Exchange Commission and necessary state insurance department approvals. You will be given specific notice in advance of any substitution we intend to make.

The Fixed Rate Option

You may choose to invest, initially or by transfer, all or part of your Contract Fund to the fixed rate option. This amount becomes part of Pruco Life's general account. The general account consists of all assets owned by Pruco Life other than those in the Account and in other separate accounts that have been or may be established by Pruco Life. Subject to applicable law, Pruco Life has sole discretion over the investment of the general account assets, and Contract owners do not share in the investment experience of those assets. Instead, Pruco Life guarantees that the part of the Contract Fund allocated to the fixed rate option will accrue interest daily at an effective annual rate that Pruco Life declares periodically, but not less than an effective annual rate of 4%. Pruco Life is not obligated to credit interest at a rate higher than an effective annual rate of 4%, although we may do so.

Transfers out of the fixed rate option are subject to strict limits. See Transfers/Restrictions on Transfers. The payment of any cash surrender value attributable to the fixed rate option may be delayed up to six months. See When Proceeds Are Paid.

Because of exemptive and exclusionary provisions, interests in the fixed rate option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the fixed rate option are not subject to the provisions of these Acts, and Pruco Life has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed rate option. Any inaccurate or misleading disclosure regarding the fixed rate option may, however, be subject to certain generally applicable provisions of federal securities laws.

CHARGES AND EXPENSES

The total amount invested in the Contract Fund, at any time, consists of the sum of the amount credited to the variable investment options, the amount allocated to the fixed rate option, plus any interest credited on amounts allocated to the fixed rate option, and the principal amount of any Contract loan plus the amount of interest credited to the Contract upon that loan. See Loans. Most charges, although not all, are made by reducing the Contract Fund.

In several instances we use the terms "maximum charge" and "current charge." The "maximum charge", in each instance, is the highest charge that we may make under the Contract. The "current charge", in each instance, is the amount that we now charge, which may be lower than maximum charges. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Current charges deducted from premium payments and the Contract Fund may change from time to time, subject to maximum charges. In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed. Charges for taxes attributable to premiums will be set at one rate for all Contracts like this one. Changes in other charges will be by class. We will not recoup prior losses or distribute prior gains by means of these changes.

This section provides a more detailed description of each charge that is described briefly in the charts beginning on page 1.

Sales Load Charges

We may charge up to 12% of premiums paid in the first five Contract years for sales expenses. This charge is reduced to 4% of premiums paid in subsequent Contract years. This charge, often called a "sales load", is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising and the printing and distribution of prospectuses and sales literature.

Our current sales load charge is 12% of premiums paid in the first five Contract years up to the amount of the Sales Load Target Premium and 4% of premiums paid in excess of this amount. For both Type A (fixed) death benefit and Type B (variable) death benefit Contracts, the Sales Load Target Premium is defined as the Lifetime Premium for a Type A death benefit, excluding any premiums for riders or extra risk charges. We deduct 4% of the premiums paid in Contract years six through 10, and 2% of premiums paid thereafter. See PREMIUMS.

Paying more than the Sales Load Target Premium in any of the first 5 Contract years could reduce your total sales load. For example, assume that a Contract with no riders or extra insurance charges has a Sales Load Target Premium of $13,468.87. If the Contract owner paid $26,937.74 (two times the amount of the Sales Load Target Premium) in Contract years one and three, the total sales load charge would be $4,310.04. If the Contract owner paid the Sales Load Target Premium in each of the first four Contract years, the total sales load charge would be $6,465.06.

Attempting to structure the timing and amount of premium payments to reduce the potential sales load may increase the risk that your Contract will lapse without value. Delaying the payment of premium amounts to later years will adversely affect the Death Benefit Guarantee if the accumulated premium payments do not reach the Death Benefit Guarantee Values shown on your Contract Data pages. See Death Benefit Guarantee. In addition, there are circumstances where payment of premiums that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous. See Tax Treatment of Contract Benefits.

Taxes Attributable to Premiums

We may charge up to 7.5% for taxes attributable to premiums (in Oregon this is called a premium based administrative charge). For these purposes, "taxes attributable to premiums" includes any federal, state or local income, premium, excise, business tax or any other type of charge (or component thereof) measured by or based upon the amount of premium we receive.

This charge is made up of two parts, which currently equal a total of 3.75% of the premiums received.

The first part is a charge for state and local premium taxes. The current amount for this first part is 2.5% of the premium and is our estimate of the average burden of state taxes generally. Tax rates vary from jurisdiction to jurisdiction and generally range from 0% to 5% (but may exceed 5% in some instances). The rate applies uniformly to all Contract owners without regard to location of residence. We may collect more for this charge than we actually pay for state and local premium taxes.

The second part is a charge for federal income taxes measured by premiums. The current amount for this second part is 1.25% of the premium. We believe that this charge is a reasonable estimate of an increase in Pruco Life’s federal income taxes resulting from a change in the Internal Revenue Code. It is intended to recover this increased tax.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. Currently, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, we may impose a corresponding charge against the Account.

Cost of Insurance

We deduct, monthly, a cost of insurance ("COI") charge proportionately (or as you directed, see Allocated Charges) from the dollar amounts held in each of the chosen investment options. The purpose of this charge is to provide insurance coverage. Upon the second death of two insureds, the amount payable to the beneficiary (assuming there is no Contract debt) is larger than the Contract Fund - significantly larger if both insureds died in the early years of a Contract. The cost of insurance charges collected from all Contract owners enables us to pay this larger death benefit. The maximum COI charge is determined by multiplying the amount by which the Contract’s death benefit exceeds the Contract Fund ("net amount at risk") under a Contract by maximum COI rates.

The net amount at risk is affected by factors such as: investment performance, premium payments, and charges. The maximum COI rates are based upon the 1980 Commissioners Standard Ordinary ("CSO") Mortality Tables and both insureds’ current attained age, sex, smoking status, and extra rating class, if any. At most ages, our current COI rates are lower than the maximum rates. Current COI charges range from $0.01 to $83.34 per $1,000 of net amount at risk.

Monthly Deductions from the Contract Fund

We deduct the following monthly charges proportionately from the dollar amounts held in each of the chosen investment option[s] or you may select up to two variable investment options from which we deduct your Contract’s monthly charges. See Allocated Charges.

(a)

We deduct an administrative charge based on the basic insurance amount. This charge is intended to compensate us for things like processing claims, keeping records, and communicating with Contract owners. Currently, we charge the following:

•	generally, if the average issue age of the insureds is less than 40, in each of the first five Contract years, we deduct $10 per Contract plus $0.07 per $1,000 of basic insurance amount;
•	if the average issue age of the insureds is 40 or greater, in each of the first five Contract years, we deduct $10 per Contract plus $0.08 per $1,000 of basic insurance amount;
•	in all subsequent years, we deduct $10 per Contract plus $0.01 per $1,000 of basic insurance amount.

However, we may charge up to $10 per Contract plus $0.10 per $1,000 of basic insurance amount per year in the first five Contract years and $10 per Contract plus $0.05 per $1,000 of basic insurance amount per year in subsequent years.

(b)

You may add one or more riders to the Contract. Some riders are charged for separately. If you add such a rider to the basic Contract, additional charges will be deducted. See Charges for Optional Rider Coverage.

(c)	If an insured is in a substandard risk classification (for example, a person with a health condition), additional charges will be deducted.

The earnings of the Account are taxed as part of the operations of Pruco Life. Currently, no charge is being made to the Account for Pruco Life’s federal income taxes, other than the 1.25% charge for federal income taxes measured by premiums. See Taxes Attributable to Premiums. We periodically review the question of a charge to the Account for Pruco Life’s federal income taxes. We may charge such a fee in the future for any federal income taxes that would be attributable to the Contracts.

Daily Deduction from the Variable Investment Options

Each day we deduct a charge from the assets of the variable investment options in an amount equivalent to an effective annual rate of 0.9%. This charge is intended to compensate us for assuming mortality and expense risks under the Contract. The mortality risk we assume is that insureds may live for shorter periods of time than we estimated when mortality charges were determined. The expense risk we assume is that expenses incurred in issuing and administering the Contract will be greater than we estimated in fixing our administrative charges. This charge is not assessed against amounts allocated to the fixed rate option.

Surrender Charges

We assess a surrender charge if, during the first 10 Contract years, the Contract lapses, is surrendered, or the basic insurance amount is decreased (including as a result of a withdrawal or a death benefit type change). These surrender charges are similar to what is often referred to as “deferred sales load” charges and compensate us for costs associated with the Contracts, such as: processing applications, conducting examinations, determining insurability and the insured’s rating class, and establishing records. We may charge up to $8 per $1,000 of basic insurance amount if you surrender your Contract. Currently, we charge $5 per $1,000 of basic insurance amount. This charge is level for the first five Contract years and declines monthly until it reaches zero at the end of the 10th Contract year. While the amount of the surrender charge decreases over time, it may be a substantial portion of, or even equal to, your Contract Fund. We do not deduct a surrender charge from the death benefit if both insureds die during the first 10 Contract years.

Transaction Charges

(a)	We may charge a transaction fee of up to $25 for each transfer exceeding 12 in any Contract year.

(b)	We currently charge a transaction fee equal to the lesser of $25 and 2% of the withdrawal amount in connection with each withdrawal.

(c)	We may charge a transaction fee of up to $25 made in connection with each decrease in basic insurance amount.

Allocated Charges

You may select up to two variable investment options from which we deduct your Contract's monthly charges. Monthly charges include: (1) monthly administrative charges, (2) COI charges, (3) any rider charges, and (4) any charge for substandard risk classification. Allocations must be designated in whole percentages and total 100%. For example, 33% can be selected but 331/3% cannot. The fixed rate option is not available as one of your allocation options. See Monthly Deductions from the Contract Fund.

If there are insufficient funds in one or both of your selected variable investment options to cover the monthly charges, the selected variable investment option(s) will be reduced to zero. Any remaining charge will be deducted from your other variable investment options and the fixed rate option proportionately to the dollar amount in each. Furthermore, if you do not specify an allocation of monthly charges, we will deduct monthly charges proportionately from all your variable investment options and the fixed rate option.

Portfolio Charges

We deduct charges from and pay expenses out of the variable investment options as described in the Fund prospectuses.

Charges for Optional Rider Coverage

Estate Protection Rider - We deduct a monthly charge for this rider, which pays an additional amount if both insureds die within 4 years of the Contract date. We may charge up to $0.05 per $1,000 of the Estate Protection Rider for the first four years and zero thereafter. Currently, we charge $0.02 per $1,000 of the Estate Protection Rider amount for the first four years and zero thereafter.

PERSONS HAVING RIGHTS UNDER THE CONTRACT

Contract Owner

Generally, the Contract owners are the insureds. There are circumstances when a Contract owner is not one of the insureds. If a Contract owner is not one of the insureds, that Contract owner will be named in an endorsement to the Contract. This ownership arrangement will remain in effect unless you ask us to change it.

You may change the ownership of the Contract by sending us a request in a form that meets our needs. We may ask you to send us the Contract to be endorsed. If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change, and it will take effect as of the date we receive your request.

While the one or both of the insureds are living, the Contract owners are entitled to any Contract benefit and value. Only the Contract owners are entitled to exercise any right and privilege granted by the Contract or granted by us. For example, the Contract owners are entitled to surrender the Contract, access Contract values through loans or withdrawals, assign the Contract, and to name or change the beneficiary.

Beneficiary

The beneficiary is entitled to receive any benefit payable on the death of the second of two insureds. You may designate or change a beneficiary by sending us a request in a form that meets our needs. We may ask you to send us the Contract to be endorsed. If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change and it will take effect as of the date we receive your request. However, if we make any payment(s) before we receive the request, we will not have to make the payment(s) again. When we are made aware of an assignment, we will recognize the assignee’s rights before any claim payments are made to the beneficiary. When a beneficiary is designated, any relationship shown is to the insureds, unless otherwise stated.

OTHER GENERAL CONTRACT PROVISIONS

Assignment

This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance. Generally, the Contract may not be assigned to an employee benefit plan or program without our consent. We assume no responsibility for the validity or sufficiency of any assignment. We will not be obligated to comply with any assignment unless we receive a copy at a Service Office.

Incontestability

We will not contest the Contract after it has been in-force during the lifetime of both insureds for two years from the issue date, the reinstatement date, or the effective date of any change made to the Contract that requires our approval and would increase our liability. We will not contest such change after it has been in effect for two years during the lifetime of at least one insured. At the end of the second Contract year we will mail you a notice requesting that you tell us if either insured has died. Failure to tell us of the death of an insured will not avoid a contest, if we have a basis for one, even if premium payments continue to be made.

Misstatement of Age or Sex

If an insured's stated age or sex or both are incorrect in the Contract, we will adjust the death benefit payable and any amount to be paid, as required by law, to reflect the correct age and sex. Any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured's correct age and sex.

Settlement Options

The Contract grants to most Contract owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum. Any Pruco Life representative authorized to sell this Contract can explain these options upon request.

Simultaneous Death

If both insureds die while the Contract is in-force and we find there is lack of sufficient evidence that they died other than simultaneously, we will assume that the older insured died first.

Suicide Exclusion

Generally, if either insured, whether sane or insane, dies by suicide within two years from the Contract date, the Contract will end and we will return the premiums paid, less any Contract debt, and less any withdrawals. If there is a surviving insured, we will make a new Contract available on the life of that insured. The issue age, Contract date, and the insured’s underwriting classification will be the same as they are in this Contract. The amount of coverage will be the lesser of (1) the Contract’s basic insurance amount, and (2) the maximum amount we allow on the Contract date for single life Contracts. The new Contract will not take effect unless all premiums due since the Contract date are paid within 31 days after we notify you of the availability of the new Contract.

RIDERS

Contract owners may be able to obtain extra fixed benefits, which may require additional charges. These optional insurance benefits will be described in what is known as a "rider" to the Contract. Charges applicable to the riders will be deducted from the Contract Fund on each Monthly date.

The amounts of these benefits do not depend on the performance of the Account, although they will no longer be available if the Contract lapses. One rider gives insureds the option to exchange the Contract for two new life insurance Contracts, one on the life of each insured, in the event of a divorce or if certain changes in tax law occur. Exercise of this option may give rise to taxable income. Another rider, the Estate Protection Rider, pays an additional amount if both insureds die within a specified number of years. See Tax Treatment of Contract Benefits. Certain restrictions may apply and they are clearly described in the applicable rider. Your Pruco Life representative can explain all of these extra benefits further. Also, samples of the provisions are available from Pruco Life upon written request.

REQUIREMENTS FOR ISSUANCE OF A CONTRACT

You may apply for a minimum basic insurance amount of $250,000. Generally, the Contract may be issued on two insureds each between the ages of 18 and 90. We require evidence of insurability on each insured, which may include a medical examination, before issuing any Contract. Preferred Best non-smokers are offered more favorable cost of insurance rates than smokers. We charge a higher cost of insurance rate and/or an extra amount if an additional mortality risk is involved. These are the current underwriting requirements. We reserve the right to change them on a non-discriminatory basis.

PREMIUMS

Minimum Initial Premium

The Contract offers flexibility in paying premiums. The minimum initial premium is due on or before the Contract date. It is the premium needed to start the Contract. The minimum initial premium is equal to the first year’s total maximum charges. There is no insurance under the Contract unless the minimum initial premium is paid. Thereafter, you decide when to make premium payments and, subject to a $25 minimum, in what amounts.

We may require an additional premium if adjustments to premium payments exceed the minimum initial premium or there are Contract Fund charges due on or before the payment date. We reserve the right to refuse to accept any payment that increases the death benefit by more than it increases the Contract Fund. Furthermore, there are circumstances under which the payment of premiums in amounts that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous. If you make a payment that would cause the Contract to be characterized as a Modified Endowment Contract, we will send you a letter to advise you of your options. Generally, you have 60 days from when we received your payment to remove the excess premiums and any accrued interest. If you choose not to remove the excess premium and accrued interest, your Contract will become permanently characterized as a Modified Endowment Contract. See Tax Treatment of Contract Benefits.

Generally, your initial net premium is applied to your Contract as of the Contract date. If we do not receive your initial premium before the Contract date, we apply the initial premium to your Contract as of the end of the valuation period in which it is received in Good Order at the Payment Office.

Available Types of Premium

After the minimum initial premium is paid, no other specific premiums are required and you have a certain amount of flexibility with respect to the amount and timing for future premium payments. Several suggested patterns of premiums are described below. Contracts with no riders or extra risk charges will have level premiums for each premium type described below. Understanding them may help you understand how the Contract works.

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Short-Term Premiums are premiums that, if paid at the beginning of each Contract year, will keep the Contract in-force during the first five Contract years, regardless of investment performance and assuming no loans or withdrawals. If you choose to continue the Death Benefit Guarantee beyond this period, you will have to begin paying premiums higher than the Short-Term Premium.

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Target Premiums are premiums that, if paid at the beginning of each Contract year, will keep the Contract in-force until the younger insured’s age 75, or if later, during the first 10 Contract years, regardless of investment performance, and assuming no loans or withdrawals. If you choose to continue the Death Benefit Guarantee beyond this period, you will have to begin paying premiums substantially higher than the Target Premium.

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Lifetime Premiums are premiums that, if paid at the beginning of each Contract year, will keep the Contract in-force during the lifetime of the insured, regardless of investment performance and assuming no loans or withdrawals (not applicable to all Contracts).

When you purchase a Contract, your Pruco Life representative can tell you the Short-Term, Target, and Lifetime Premium amounts.

We can bill you for the amount you select annually, semi-annually, or quarterly. Because the Contract is a flexible premium Contract, there are no scheduled premium due dates. When you receive a premium notice, you are not required to pay this amount. The Contract will remain in-force if: (1) the Contract Fund, less any applicable surrender charges, is greater than zero and more than any Contract debt or (2) you have paid sufficient premiums, on an accumulated basis, to meet the Death Benefit Guarantee conditions and Contract debt is not equal to or greater than the Contract Fund, less any applicable surrender charges. You may also pay premiums automatically through pre-authorized monthly electronic fund transfers from a bank checking account. If you elect to use this feature, you choose the day of the month on which premiums will be paid and the premium amount. We will then draft the same amount from your account on the same date each month. When you apply for the Contract, you and your Pruco Life representative should discuss how frequently you would like to be billed (if at all) and for what amount.

Allocation of Premiums

On the later of the Contract date and the end of the valuation period in which the initial premium is received, we deduct the charge for sales expenses and the charge for taxes attributable to premiums (in Oregon this is called a premium based administrative charge) from the initial premium. Then the first monthly deductions are made, and the remainder of the initial premium and any other net premium received in Good Order at the Payment Office during the 10 day period following your receipt of the Contract will be allocated to the Money Market investment option. After the tenth day, these funds, adjusted for any investment results, will be transferred out of the Money Market investment option and allocated among the variable investment options and/or the fixed rate option according to your current premium allocation. The transfer from the Money Market investment option on the tenth day following receipt of the Contract will not be counted as one of your 12 free transfers per Contract year or the 20 transfers per calendar year described under Transfers/Restrictions on Transfers. If the first premium is received before the Contract date, there will be a period during which the Contract owner’s initial premium will not be invested.

The charge for sales expenses and the charge for taxes attributable to premiums will also apply to all subsequent premium payments. The remainder of each subsequent premium payment will be invested as of the end of the valuation period in which it is received in Good Order at the Payment Office, in accordance with the allocation you previously designated. The “valuation period” means the period of time from one determination of the value of the amount invested in a variable investment options to the next. Such determinations are made when the net asset values of the portfolios of the variable investment options are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).

Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by giving written notice to a Service Office or by telephoning a Service Office, provided you are enrolled to use the Telephone Transfer System. There is no charge for reallocating future premiums. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33?% cannot. Of course, the total allocation to all selected investment options must equal 100%.

Transfers/Restrictions on Transfers

You may, up to 12 times each Contract year, transfer amounts among the variable investment options or to the fixed rate option. Additional transfers may be made only with our consent. Currently, we will allow you to make additional transfers. For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, or by telephone, provided you are enrolled to use the Telephone Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned, depending on the terms of the assignment. See Assignment.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail. After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

There is no transaction charge for the first 12 transfers per Contract year among investment options. We may charge up to $25 for each transfer made exceeding 12 in any Contract year.

Currently, certain transfers effected systematically under a dollar cost averaging or an automatic rebalancing program do not count towards the limit of 12 transfers per Contract year or the limit of 20 transfers per calendar year. In the future, we may count such transfers towards the limit.

Transfers out of the Money Market investment option will not be made until 10 days after you receive the Contract. Such transfers and any transfers due to any fund closures or mergers will not be considered towards the 12 transfers per Contract year or the 20 transfers per calendar year.

Transfers among variable investment options will take effect as of the end of the valuation period in which a transfer request is received in Good Order at a Service Office. The request may be in terms of dollars, such as a request to transfer $5,000 from one variable investment option to another, or may be in terms of a percentage reallocation among variable investment options. In the latter case, as with premium reallocations, the percentages must be in whole numbers.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. We will not be held liable for following telephone instructions that we reasonably believe to be genuine. We cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Only one transfer from the fixed rate option will be permitted during each Contract year. The maximum amount per Contract you may transfer out of the fixed rate option each year is the greater of: (a) 25% of the amount in the fixed rate option; and (b) $2,000. We may change these limits in the future or waive these restrictions for limited periods of time in a non-discriminatory way, (e.g., when interest rates are declining).

The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. Large or frequent transfers among variable investment options in response to short-term fluctuations in markets, sometimes called “market timing”, can make it very difficult for Fund advisers/sub-advisers to manage the variable investment options. Large or frequent transfers may cause the Fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Contract owners. If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the performance of the variable investment options, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-advisers) that the purchase or redemption of shares in the variable investment option must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on the performance of the affected variable investment option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers. We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract owner. We will immediately notify you at the time of a transfer request if we exercise this right.

Any restrictions on transfers will be applied in a uniform manner to all persons who own Contracts like this one, and will not be waived, except as described above with respect to transfers from the fixed rate option. However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Contract owners may be able to effect transactions that could affect Fund performance to the disadvantage of other Contract owners.

In addition, Contract owners who own variable life insurance or variable annuity Contracts that do not impose the transfer restrictions described above, might make more numerous and frequent transfers than Contract owners who are subject to such limitations. Contract owners who are not subject to the same transfer restrictions may have the same underlying variable investment options available to them, and unfavorable consequences associated with such frequent trading within the underlying variable investment option (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Contract owners.

The Funds have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract owners who violate the excessive trading policies established by the Fund. In addition, you should be aware that some Funds may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.

A Fund also may assess a short term trading fee in connection with a transfer out of the variable investment option investing in that Fund that occurs within a certain number of days following the date of allocation to the variable investment option. Each Fund determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Fund and is not retained by us. The fee will be deducted from your Contract Value to the extent allowed by law. At present, no Fund has adopted a short-term trading fee.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Dollar Cost Averaging

As an administrative practice, we are currently offering a feature called Dollar Cost Averaging ("DCA"). Under this feature, either fixed dollar amounts or a percentage of the amount designated for use under the DCA option will be transferred periodically from the DCA Money Market investment option into other variable investment options available under the Contract, excluding the fixed rate option. You may choose to have periodic transfers made monthly or quarterly. DCA transfers will not begin until the Monthly date after 10 days following your receipt of the Contract.

Each automatic transfer will take effect as of the end of the valuation period on the date coinciding with the periodic timing you designate provided the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the valuation period, which immediately follows that date. Automatic transfers will continue until: (1) $50 or less remains of the amount designated for Dollar Cost Averaging, at which time the remaining amount will be transferred; or (2) you give us notification of a change in DCA allocation or cancellation of the feature. Currently, a transfer that occurs under the DCA feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Contract year. We reserve the right to change this practice, modify the requirements, or discontinue the feature.

Auto-Rebalancing

As an administrative practice, we are currently offering a feature called Auto-Rebalancing. This feature allows you to automatically rebalance variable investment option assets at specified intervals based on percentage allocations that you choose. For example, suppose your initial investment allocation of variable investment options X and Y is split 40% and 60%, respectively. Then, due to investment results, that split changes. You may instruct that those assets be rebalanced to your original or different allocation percentages. Auto-Rebalancing is not available until the Monthly date after 10 days following your receipt of the Contract.

Auto-Rebalancing can be performed on a quarterly, semi-annual, or annual basis. Each rebalance will take effect as of the end of the valuation period on the date coinciding with the periodic timing you designate, provided the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the valuation period immediately following that date. The fixed rate option cannot participate in this administrative procedure. Currently, a transfer that occurs under the Auto-Rebalancing feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Contract year. We reserve the right to change this practice, modify the requirements, or discontinue the feature.

DEATH BENEFITS

Contract Date

There is no insurance under this Contract until the minimum initial premium is paid. If a medical examination is required, the Contract date will ordinarily be the date the examination is completed. Under certain circumstances, we may allow the Contract to be backdated up to six months prior to the application date for the purpose of lowering one or both insureds’ issue ages. This may be advantageous for some Contract owners as a lower issue age may result in lower current charges.

When Proceeds Are Paid

Generally, we will pay any death benefit, cash surrender value, loan proceeds or withdrawal within seven days after all the documents required for such a payment are received at a Service Office. Other than the death benefit, which is determined as of the date of the second death, the amount will be determined as of the end of the valuation period in which the necessary documents are received at a Service Office. However, we may delay payment of proceeds from the variable investment option[s] and the variable portion of the death benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

We have the right to delay payment of the cash surrender value attributable to the fixed rate option for up to six months (or a shorter period if required by applicable law). We will pay interest of at least 3% per year if such a payment is delayed for more than 30 days (or a shorter period if required by applicable law).

Death Claim Settlement Options

The beneficiary may choose to receive death claim proceeds by any of the settlement options described in the Contract or by payment of a lump sum amount. In addition to the settlement options described in your Contract, the beneficiary may choose the payment of death claim proceeds, by way of Prudential's retained asset settlement option (the "Alliance Account"). Upon verification of a death claim, Prudential will provide a kit to the beneficiary, which includes: (1) an account certificate describing the death claim proceeds, the current interest rate, and the terms of the Alliance Account; (2) a guide that explains how the Alliance Account works; and (3) checks and a checkbook, that the beneficiary can use to access the available amount of death claim proceeds. Any Pruco Life representative authorized to sell this Contract can explain this option upon request.

Types of Death Benefit

You may select from two types of death benefit at issue. A Contract with a Type A (fixed) death benefit has a death benefit, which will generally equal the basic insurance amount. Favorable investment results and additional premium payments will generally increase the cash surrender value and decrease the net amount at risk and result in lower charges. This type of death benefit does not vary with the investment performance of the investment options you selected, except when the premiums you pay or favorable investment performance causes the Contract Fund to grow to the point where we may increase the death benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. See How a Contract's Cash Surrender Value Will Vary.

A Contract with a Type B (variable) death benefit has a death benefit, which will generally equal the basic insurance amount plus the Contract Fund. Favorable investment performance and additional premium payments will generally increase your Contract's death benefit and cash surrender value. However, the increase in the cash surrender value for a Type B (variable) Contract may be less than the increase in cash surrender value for a Type A (fixed) Contract because a Type B Contract has a greater cost of insurance charge due to a greater net amount at risk. As long as the Contract is not in default there have been no withdrawals, and there is no Contract debt, the death benefit may not fall below the basic insurance amount stated in the Contract. We may increase the death benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. See How a Contract's Cash Surrender Value Will Vary.

Contract owners of Type A (fixed) Contracts should note that any withdrawal may result in a reduction of the basic insurance amount and the deduction of any applicable surrender charges. We will not allow you to make a withdrawal that will decrease the basic insurance amount below the minimum basic insurance amount. For Type B (variable) Contracts withdrawals will not change the basic insurance amount. See Withdrawals.

The way in which the cash surrender value and death benefit will change depends significantly upon the investment results that are actually achieved.

Changing the Type of Death Benefit

You may change the type of death benefit any time after issue and subject to our approval. We will increase or decrease the basic insurance amount so that the death benefit immediately after the change matches the death benefit immediately before the change. The basic insurance amount after a change may not be lower than the minimum basic insurance amount applicable to the Contract. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT. We may deduct a transaction charge of up to $25 for any decrease in basic insurance amount, although we do not currently do so. Changing your Contract’s type of death benefit from Type A (fixed) to Type B (variable) during the first 10 Contract years may result in the assessment of surrender charges. See CHARGES AND EXPENSES.

If you are changing your Contract’s type of death benefit from a Type A (fixed) to a Type B (variable) death benefit, we will reduce the basic insurance amount by the amount in your Contract Fund on the date the change takes place.

If you are changing from a Type B (variable) to a Type A (fixed) death benefit, we will increase the basic insurance amount by the amount in your Contract Fund on the date the change takes place.

The following chart illustrates the changes in basic insurance amount with each change of death benefit type described above.

	Changing the Death Benefit from Type A Type B (Fixed) (r) (Variable)	Changing the Death Benefit from Type B Type A (Variable) (r) (Fixed)
Basic Insurance Amount	$300,000 (r) $250,000	$250,000 (r) $300,000
Contract Fund	$50,000 (r) $50,000	$50,000 (r) $50,000
Death Benefit*	$300,000 (r) $300,000	$300,000 (r) $300,000
* assuming there is no Contract debt

To request a change, fill out an application for change, which can be obtained from your Pruco Life representative or a Service Office. If the change is approved, we will recompute the Contract's charges and appropriate tables and send you new Contract Data pages. We may require you to send us your Contract before making the change. There may be circumstances under which a change in the death benefit type may cause the Contract to be classified as a Modified Endowment Contract, which could be significantly disadvantageous. See Tax Treatment of Contract Benefits.

Death Benefit Guarantee

If you pay a sufficient amount of premium on an accumulated basis, we will guarantee that your Contract will not lapse as a result of unfavorable investment performance, and a death benefit will be paid upon the second death of two insureds, even if your Contract Fund value drops to zero. Withdrawals and outstanding Contract loans may adversely affect the status of the Death Benefit Guarantee. See Withdrawals and Loans. In Maryland, this guarantee is titled “Death Benefit Guarantee To Prevent Lapse”.

At the Contract date and on each Monthly date, during the Death Benefit Guarantee period shown on your Contract Data pages, we calculate your Contract’s “Accumulated Net Payments” as of that date. Accumulated Net Payments equal the premiums you paid, accumulated at an effective annual rate of 4%, less withdrawals also accumulated at 4%.

We also calculate Death Benefit Guarantee Values. These are values used solely to determine if a Death Benefit Guarantee is in effect. These are not cash values that you can realize by surrendering the Contract, nor are they payable death benefits. The Limited Death Benefit Guarantee Values apply until age 75 of the younger insured, or 10 years after issue, whichever is later. Correspondingly, the Lifetime Death Benefit Guarantee Values are shown for the lifetime of the Contract. In addition, the Contract Data pages show Limited and Lifetime Death Benefit Guarantee Values, calculated as of Contract anniversaries. Values for non-anniversary Monthly dates will reflect the number of months elapsed between Contract anniversaries.

On each Monthly date, we will compare your Accumulated Net Payments to the Death Benefit Guarantee Value during the Death Benefit Guarantee period shown on your Contract Data pages. If your Accumulated Net Payments equal or exceed the Death Benefit Guarantee Value, and the Contract debt does not equal or exceed the Contract Fund less any applicable surrender charges, then the Contract is kept in-force, regardless of the amount in the Contract Fund.

The Short-Term Premiums, Target Premiums, and Lifetime Premiums are payments that correspond to the Death Benefit Guarantee Values shown on your Contract Data pages. For example, payment of the Short-Term Premium at the beginning of each Contract year guarantees that your Contract will not lapse during the first five Contract years, assuming no loans or withdrawals. However, payment of the Short-Term Premium after this period will not assure that your Contract’s Accumulated Net Payments will continue to meet the Death Benefit Guarantee Values and prevent the Contract from lapsing. See PREMIUMS.

If you want a Death Benefit Guarantee to last longer than five years, you should expect to pay at least the Target Premium at the start of each Contract year. Paying the Target Premium at the beginning of each Contract year guarantees your Contract against lapse until the younger insured's age 75 or for 10 years after issue, whichever comes later, assuming no loans or withdrawals. However, payment of the Target Premium after this Death Benefit Guarantee period will not assure that your Contract's Accumulated Net Payments will continue to meet the Death Benefit Guarantee Values and prevent the Contract from lapsing.

If you want a Death Benefit Guarantee to last the lifetime of the younger insured, then you should expect to pay at least the Lifetime Premium at the start of each Contract year. Paying the Lifetime Premium at the beginning of each Contract year guarantees your Contract against lapse for the younger insured's lifetime, assuming no loans or withdrawals.

The following table provides sample Short-Term, Target, and Lifetime Premiums (to the nearest dollar) for basic insurance amounts of $250,000. The examples assume the insureds are a male and a female, both the same age, both smokers, with no extra risk or substandard ratings, and no riders added to the Contract. For those who qualify for more favorable underwriting classes, the premiums may be lower than those shown on the chart, and for those who are classified as substandard, the premiums may be higher.

Illustrative Annual Premiums
Age of both insureds at issue	Type of Death Benefit Chosen	Short-Term Premium corresponding to the Limited Death Benefit Guarantee Values (first five years only)	Target Premium corresponding to the Limited Death Benefit Guarantee Values	Lifetime Premium corresponding to the Lifetime Death Benefit Guarantee Values
40	Type A (Fixed)	$1,137	$2,697	$3,447
40	Type B (Variable)	$1,137	$3,456	$11,862
60	Type A (Fixed)	$3,766	$6,358	$8,746
60	Type B (Variable)	$3,766	$7,613	$27,694
80	Type A (Fixed)	$21,803	$26,238	$28,887
80	Type B (Variable)	$21,803	$33,321	$71,153

Paying the Short-Term, Target, or Lifetime Premiums at the start of each Contract year is one way of reaching the Death Benefit Guarantee Values; it is certainly not the only way. The Death Benefit Guarantee allows considerable flexibility as to the timing of premium payments. Your Pruco Life representative can supply sample illustrations of various premium amount and frequency combinations that correspond to the Death Benefit Guarantee Values.

When determining what premium amounts to pay and the frequency of your payments, you should consider carefully the value of maintaining the Death Benefit Guarantee. If you desire the Death Benefit Guarantee until the later of the younger insured's age 75 or 10 years after issue, you may prefer to pay at least the Target Premium in all years, rather than paying the lower Short-Term Premium in the first five years. If you pay only enough premium to meet the Death Benefit Guarantee Values in the first five years, you will need to pay more than the Target Premium at the beginning of the 6th year in order to continue the Death Benefit Guarantee.

Similarly, if you desire the Death Benefit Guarantee for lifetime protection, you may prefer to pay generally higher premiums in all years, rather than trying to make such payments on an as needed basis. For example, if you pay only enough premium to meet the Death Benefit Guarantee Values until the later of the younger insured's age 75 or 10 years after issue, a substantial amount may be required to meet the subsequent Death Benefit Guarantee Values and continue the guarantee. In addition, it is possible that the payment required to continue the guarantee beyond this period could exceed the premium payments allowed to be paid without causing the Contract to become a Modified Endowment Contract. See Tax Treatment of Contract Benefits.

Decreases in Basic Insurance Amount

You have the option of decreasing the basic insurance amount of your Contract without withdrawing any cash surrender value. If a change in circumstances causes you to determine that your amount of insurance is greater than needed, a decrease will reduce your insurance protection and the monthly deductions for the cost of insurance.

The following conditions must be met:

(1)	the amount of the decrease must be at least equal to the minimum decrease in the basic insurance amount shown under Contract Limitations in your Contract Data pages;
(2)	the basic insurance amount after the decrease must be at least equal to the minimum basic insurance amount shown under Contract Limitations in your Contract Data pages;
(3)	the Contract Fund, after the decrease, must be at least equal to any applicable surrender charges; and
(4)	if we ask you to do so, you must send us the Contract to be endorsed.

If we approve the decrease, we will send you new Contract Data pages showing the amount and effective date of the change and the recomputed charges, values, and limitations. Currently, no transaction charge is being made in connection with a decrease in the basic insurance amount. However, we reserve the right to charge such a fee in an amount of up to $25.

If you decrease your basic insurance amount to an amount less than the surrender charge threshold shown in your Contract, we will deduct a surrender charge. The surrender charge threshold is the lowest basic insurance amount since your Contract’s effective date.

We may decline a decrease in the basic insurance amount if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code. See Tax Treatment of Contract Benefits.

It is important to note, however, that if the basic insurance amount is decreased, there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits. You should consult with your tax adviser and your Pruco Life representative before requesting any decrease in basic insurance amount.

CONTRACT VALUES

Surrender of a Contract

You may surrender your Contract at any time for its cash surrender value (referred to as net cash value in the Contract) while one or both of the insureds is living. To surrender your Contract, we may require you to deliver or mail the following items in Good Order to a Service Office; the Contract, a signed request for surrender, and any tax withholding information required under federal or state law. Generally, we will pay your Contract’s cash surrender value within seven days after all the documents required for such a payment are received in Good Order at a Service Office. Surrender of a Contract may have tax consequences. See Tax Treatment of Contract Benefits.

Additional requirements exist if you are exchanging your Contract for a new one at another insurance company. Specifically, a properly signed assignment to change ownership of your Contract to the new insurer and a request for surrender, signed by an authorized officer of the new insurer. The new insurer should submit these documents directly to Pruco Life by sending them in Good Order to our Customer Value Service Center in Minneapolis. Generally, we will pay your Contract’s cash surrender value to the new insurer within seven days after all the documents required for such a payment are received in Good Order at our Customer Value Service Center.

How a Contract’s Cash Surrender Value Will Vary

The cash surrender value will be determined as of the end of the valuation period in which a surrender request is received in Good Order at a Service Office. The Contract's cash surrender value on any date will be the Contract Fund less any applicable surrender charges and less any Contract debt. The Contract Fund value changes daily, reflecting:

(1)	increases or decreases in the value of the variable investment option[s];
(2)	interest credited on any amounts allocated to the fixed rate option;
(3)	interest credited on any loan; and
(4)	the daily asset charge for mortality and expense risks assessed against the variable investment options.

The Contract Fund value also changes to reflect the receipt of premium payments after any charges are deducted and the monthly deductions described under CHARGES AND EXPENSES. Upon request, we will tell you the cash surrender value of your Contract. It is possible for the cash surrender value of a Contract to decline to zero because of unfavorable investment performance or outstanding Contract debt.

The tables on pages T1 and T2 in this prospectus illustrate approximately what the cash surrender values would be for representative Contracts paying certain premium amounts and assuming hypothetical uniform investment results in the Fund portfolios. The tables assume maximum charges will be used throughout the lifetime of the insured. See ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS.

Loans

You may borrow an amount up to the current loan value of your Contract less any existing Contract debt using the Contract as the only security for the loan. The loan value at any time is equal to the sum of (1) 90% of the portion of the cash value attributable to the variable investment options and (2) the balance of the cash value, provided the Contract is not in default. The cash value is equal to the Contract Fund less any surrender charge. A Contract in default has no loan value. The minimum loan amount you may borrow is generally $500, but may be lower in some states.

Interest charged on a loan accrues daily. We charge interest on the full loan amount, including all unpaid interest. Interest is due on each Contract anniversary or when the loan is paid back, whichever comes first. If interest is not paid when due, we will increase the loan amount by any unpaid interest. We charge interest at an effective annual rate of 5% for standard loans.

A portion of any amount you borrow on or after the 10th Contract anniversary may be considered a preferred loan. The maximum preferred loan amount is the total amount you may borrow minus the total net premiums paid (net premiums equal premiums paid less total withdrawals, if any). If the net premium amount is less than zero, we will, for purposes of this calculation, consider it to be zero. On the tenth Contract anniversary and each Contract anniversary thereafter, if the insured is living and the Contract is not in default, any existing loan amount will automatically be converted to a preferred loan to the extent that there is a preferred loan amount available. Preferred loans are charged interest at an effective annual rate of 4.25%.

When a loan is made, an amount equal to the loan proceeds is transferred out of the variable investment options and/or the fixed rate option, as applicable. Unless you ask us to take the loan amount from specific variable investment options and we agree, the reduction will be made in the same proportions as the value in each variable investment option and the fixed rate option bears to the total value of the Contract. While a loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund. It will be credited with interest at an effective annual rate of 4%. On each Monthly date, we will increase the portion of the Contract Fund in the investment options by interest credits accrued on the loan since the last Monthly date. The net interest rate spread of a standard loan is 1% and the net interest rate spread of a preferred loan is 0.25%.

The Contract debt is the amount of all outstanding loans plus any interest accrued but not yet due. If, on any Monthly date, the Contract debt equals or exceeds the Contract Fund less any applicable surrender charges, the Contract will go into default. The Death Benefit Guarantee will not prevent default under those circumstances. We will notify you of a 61-day grace period, within which time you may repay all or enough of the loan to obtain a positive cash surrender value and thus keep the Contract in-force. If the Contract lapses or is surrendered, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service. See LAPSE AND REINSTATEMENT and Tax Treatment of Contract Benefits - Pre-Death Distributions.

Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract's crediting rate. Distributions are subject to income tax. Were the Internal Revenue Service to take this position, we would take reasonable steps to attempt to avoid this result, including modifying the Contract's loan provisions, but cannot guarantee that such efforts would be successful.

A loan will not cause the Contract to lapse as long as Contract debt does not equal or exceed the Contract Fund, less any applicable surrender charges. Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See Tax Treatment of Contract Benefits.

Any Contract debt will directly reduce a Contract’s cash surrender value and will be subtracted from the death benefit to determine the amount payable. In addition, even if the loan is fully repaid, it may have an effect on future death benefits because the investment results of the selected investment options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

Loan repayments are applied to reduce the total outstanding Contract debt, which is equal to the principal plus accrued interest. Interest accrues daily on the total outstanding Contract debt, and making a loan repayment will reduce the amount of interest accruing.

Loan repayments will be applied towards the loan according to when they are received. Loan interest is due 21 days prior to your Contract anniversary. If we receive your loan repayment within 21 days prior to your Contract anniversary, we will apply the payment towards interest due on a standard loan first, then towards the interest due on a preferred loan, if applicable. Any loan repayment amount exceeding the interest due is applied towards the principal amount of a standard loan first, then towards the principal amount of a preferred loan, if applicable.

If we receive your loan repayment at any time outside of 21 days prior to your Contract anniversary, we will apply the payment towards the principal amount of a standard loan first, then to the principal amount of a preferred loan, if applicable. We will apply the remainder of the loan repayment towards the interest due on a standard loan, then towards the interest due on a preferred loan, if applicable.

When you repay all or part of a loan, we will increase the portion of the Contract Fund in the investment options by the amount of the loan you repay plus interest credits accrued on the loan since the last transaction date. We will apply the loan repayment to the investment allocation used for future premium payments as of the loan payment date. If loan interest is paid when due, it will not change the portion of the Contract Fund allocated to the investment options. We reserve the right to change the manner in which we allocate loan repayments.

Withdrawals

You may withdraw a portion of the Contract's cash surrender value without surrendering the Contract, subject to the following restrictions:

(a)	Your Contract’s cash surrender value after the withdrawal may not be less than or equal to zero after deducting any charges associated with the withdrawal.
(b)	The cash surrender value after the withdrawal must be an amount that we estimate will be sufficient to cover two months of Contract Fund deductions.
(c)	The withdrawal amount must be at least $500.

There is a transaction fee for each withdrawal, which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount. A withdrawal may not be repaid except as a premium subject to the applicable charges. Upon request, we will tell you how much you may withdraw. Withdrawal of the cash surrender value may have tax consequences. See Tax Treatment of Contract Benefits.

Whenever a withdrawal is made, the death benefit will immediately be reduced by at least the amount of the withdrawal. Withdrawals under Type B (variable) Contracts will not change the basic insurance amount. However, under a Type A (fixed) Contract, the withdrawal may require a reduction in the basic insurance amount. If the basic insurance amount is decreased to an amount less than the basic insurance amount at issue, a surrender charge may be deducted. See Surrender Charges. No withdrawal will be permitted under a Type A (fixed) Contract if it would result in a basic insurance amount of less than the minimum basic insurance amount shown under Contract Limitations in your Contract Data pages. It is important to note, however, that if the basic insurance amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Before making any withdrawal that causes a decrease in basic insurance amount, you should consult with your tax adviser and your Pruco Life representative. See Tax Treatment of Contract Benefits.

Currently, we will provide an authorization form if your withdrawal request causes a decrease in basic insurance amount that results in your Contract being classified as a Modified Endowment Contract. The authorization form will confirm that you are aware of your Contract becoming a Modified Endowment Contract if the transaction is completed. We will complete the transaction and send a confirmation notice after we receive the completed authorization form in Good Order at a Service Office.

When a withdrawal is made, the Contract Fund is reduced by the withdrawal amount and any charges associated with the withdrawal. An amount equal to the reduction in the Contract Fund will be withdrawn proportionally from the investment options unless you direct otherwise. Withdrawal of any portion of the cash surrender value increases the risk that the Contract Fund may be insufficient to provide Contract benefits. If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default. Withdrawals may also affect whether a Contract is kept in-force under the Death Benefit Guarantee, since withdrawals decrease your Accumulated Net Payments. See Death Benefit Guarantee.

Generally, we will pay any withdrawal amount within seven days after all the documents required for such a payment are received in Good Order at a Service Office. See When Proceeds Are Paid.

A Contract returned during the “free-look” period shall be deemed void from the beginning, and not considered a surrender or withdrawal.

LAPSE AND REINSTATEMENT

We will determine the value of the Contract Fund on each Monthly date. If the Contract Fund less any applicable surrender charges is zero or less, the Contract is in default unless it remains in-force under the Death Benefit Guarantee, assuming there are no outstanding loans. See Death Benefit Guarantee. Separately, if the Contract debt ever grows to be equal to or more than the Contract Fund less any applicable surrender charges, the Contract will be in default. Should this happen, we will send you a notice of default setting forth the payment which we estimate will keep the Contract in-force for three months from the date of default. This payment must be received at the Payment Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value. If the second death occurs past the grace period, no death benefit is payable. A Contract that lapses with an outstanding Contract loan may have tax consequences. See Tax Treatment of Contract Benefits.

A Contract that ended in default may be reinstated within five years after the date of default if the following conditions are met:

(1)	both insureds are alive or one insured is alive and the Contract ended without value after the death of the other insured;

(2)	renewed evidence of insurability is provided on any insured who was living when the Contract went into default;
(3)	submission of certain payments sufficient to bring the Contract up to date plus a premium that we estimate will cover all charges and deductions for the next three months; and
(4)

any Contract debt with interest to date is restored or paid back. If the Contract debt is restored and the debt with interest would exceed the loan value of the reinstated Contract, the excess must be paid to us before reinstatement.

The reinstatement date will be the date we approve your request. We will deduct all required charges from your payment and the balance will be placed into your Contract Fund. If we approve the reinstatement, we will credit the Contract Fund with an amount equal to the surrender charge applicable as of the date of reinstatement.

TAXES

Tax Treatment of Contract Benefits

This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.

Treatment as Life Insurance. The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract’s investments. For further information on the diversification requirements, see Taxation of the Fund in the statement of additional information for the Series Fund.

The Contract must maintain a minimum ratio of death benefit to cash value. Therefore, in order to ensure that the Contract qualifies as life insurance, the Contract's death benefit may increase as the Contract Fund value increases. The death benefit, at all times, must be at least equal to the Contract Fund multiplied by the applicable attained age factor. A listing of attained age factors can be found on your Contract Data pages.

We believe we have taken adequate steps to insure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

•	you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract, or if the Contract lapses or is surrendered, and

•	the Contract's death benefit will generally be income tax free to your beneficiary. However, your death benefit may be subject to estate taxes

•	we may refuse to accept any payment that increases the death benefit by more than it increases the Contract Fund

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

Pre-Death Distributions. The tax treatment of any distribution you receive before the insured’s death depends on whether the Contract is classified as a Modified Endowment Contract.

Contracts Not Classified as Modified Endowment Contracts

•

If you surrender the Contract or allow it to lapse, you will be taxed on the amount you received in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the cash surrender value used to repay Contract debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

•

Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

•

Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the preferred loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and Contract’s crediting rate. Were the Internal Revenue Service to take this position, we would take reasonable steps to avoid this result, including modifying the Contract’s loan provisions.

Modified Endowment Contracts

•

The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the basic insurance amount is made (or a rider is added or removed). We will notify you if a premium or a change in basic insurance amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options. You should first consult a tax adviser and your Pruco Life representative if you are contemplating any of these steps.

•

If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

•

Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after the primary insured’s age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

•	All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

Investor Control. Treasury Department regulations do not provide specific guidance concerning the extent to which you may direct your investment in the particular variable investment options without causing you, instead of Pruco Life, to be considered the owner of the underlying assets. Because of this uncertainty, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract owners and will be made with such notice to affected Contract owners as is feasible under the circumstances.

Withholding. You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations. If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

Business-Owned Life Insurance. If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract owners generally cannot deduct premium payments. Business Contract owners generally cannot take tax deductions for interest on Contract debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the Contract Fund or death benefits received under business-owned life insurance policies.

For business-owned life Insurance Coverage issued after August 17, 2006, death benefits will generally be taxable as ordinary income to the extent it exceeds cost basis. Life insurance death benefits will continue to be generally income tax free if, prior to policy issuance, the employer provided a prescribed notice to the proposed insured/employee, obtained the employee's consent to the life insurance, and one of the following requirements is met: (a) the insured was an employee at any time during the 12-month period prior to his or her death; (b) the insured was a director or highly compensated employee or individual (as defined in the Code) at the time the policy was issued; or (c) the death benefits are paid to the insured's heirs or his or her designated beneficiaries (other than the employer), either directly as a death benefit or received from the purchase of an equity (or capital or profits) interest in the applicable policyholder. Annual reporting and record keeping requirements will apply to employers maintaining such business-owned life insurance.

DISTRIBUTION AND COMPENSATION

Pruco Securities, LLC (“Prusec”), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract. Prusec, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (Prusec is a successor company to Pruco Securities Corporation, established on February 22, 1971.) Prusec’s principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prusec serves as principal underwriter of the variable insurance Contracts issued by Pruco Life. The Contract is sold by registered representatives of Prusec who are also our appointed insurance agents under state insurance law. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so. Prusec received gross distribution revenue for its variable life insurance products of $91,615,140 in 2006, $95,241,637 in 2005, and $114,496,331 in 2004. Prusec passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the policies. However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives. Prusec retained compensation of $11,528,129 in 2006, $15,018,502 in 2005, and $10,572,253 in 2004. Prusec offers the Contract on a continuous basis.

On July 1, 2003, Prudential Financial combined its retail securities brokerage and clearing operations with those of Wachovia Corporation (“Wachovia”) and formed Wachovia Securities Financial Holdings, LLC (“Wachovia Securities”), a joint venture headquartered in Richmond, Virginia. Prudential Financial has a 38% ownership interest in the joint venture, while Wachovia owns the remaining 62%.

Wachovia Securities is a national retail brokerage organization providing securities brokerage and financial advisory services to individuals and businesses. Wachovia and Wachovia Securities are key distribution partners for certain products of Prudential Financial affiliates, including individual life insurance, mutual funds, and individual annuities that are distributed through their financial advisors, bank channel and independent channel. In addition, Prudential Financial is a service provider to the managed account platform and certain wrap-fee programs offered by Wachovia Securities.

Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Exchange Act and/or entities that are exempt from such registration (“firms”) according to one or more schedules. The individual representative will receive all or a portion of the compensation, depending on the practice of the firm. Compensation is based on a premium value referred to as the Commissionable Target Premium. The Commissionable Target Premium is equal to the first year's surrender charge (which is found in your Contract Data pages) divided by the Percentage of Sales Load Target Premium at start of year one from the table in the Surrender Charges section of this prospectus, plus the premium for any riders. The Commissionable Target Premium will vary by issue age, sex, smoker/nonsmoker, substandard rating class, and any riders selected by the Contract owner.

Broker-dealers will receive compensation of up to 110% of premiums received in the first 12 months following the Contract Date on total premium received since issue up to the Commissionable Target Premium, 9% on premiums received in years two through four, and 6% on premiums received in years five through 10 up to the Commissionable Target Premium in each Contract year. Moreover, broker-dealers will receive compensation of up to 6% on premiums received in year one, 9% on premiums received in years two through four, and 6% on premiums received in years five through 10 to the extent that premiums in any year exceed the Commissionable Target Premium. Broker-dealers will also receive compensation in years two and beyond of up to 0.15% of the Contract Fund net of Contract debt.

Prusec registered representatives who sell the Contract are also our life insurance agents, and may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer such as conferences, trips, prizes and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

In addition, in an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and/or administrative and/or other services they provide to us or our affiliates. To the extent permitted by NASD rules and other applicable laws and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

While compensation is generally taken into account as an expense in considering the charges applicable to a variable life insurance product, any such compensation will be paid by us, and will not result in any additional charge to you or to the separate account. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

LEGAL PROCEEDINGS

Pruco Life’s litigation and regulatory matters are subject to legal and regulatory actions in the ordinary course of its businesses, which may include class action lawsuits. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to Pruco Life and that are typical of the businesses in which Pruco Life operates. Class action and individual lawsuits may involve a variety of issues and/or allegations, which include sales practices, underwriting practices, claims payment and procedures, premium charges, policy servicing and breach of fiduciary duties to customers. Pruco Life may also be subject to litigation arising out of its general business activities, such as its investments and third party contracts. In certain of these matters, the plaintiffs may seek large and/or indeterminate amounts, including punitive or exemplary damages.

Stewart v. Prudential, et al. is a lawsuit brought in the Circuit Court of the First Judicial District of Hinds County, Mississippi by the beneficiaries of an alleged life insurance policy against Pruco Life and Prudential. The complaint alleges that the Prudential defendants acted in bad faith when they failed to pay a death benefit on an alleged contract of insurance that was never delivered. In February 2006, the jury awarded the plaintiffs $1.4 million in compensatory damages and $35 million in punitive damages. Motions for a new trial, judgment notwithstanding the verdict and remittitur, were denied in June 2006. Pruco Life’s appeal with the Mississippi Supreme Court is pending.

Pruco Life’s litigation and regulatory matters are subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of Pruco Life in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of litigation and regulatory matters, depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on Pruco Life’s financial position.

ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS

The following tables (pages T1 and T2) show how a Contract’s death benefit and cash surrender values change with the investment experience of the Account. They are "hypothetical" because they are based, in part, upon several assumptions, which are described below. Both tables assume the following:

•

a Contract with a basic insurance amount of $1,000,000 bought by a 57 year old male Preferred Nonsmoker and a 53 year old female Preferred Best, with no extra risks and no extra benefit riders added to the Contract.

•	a given premium amount is paid on each Contract anniversary and no loans are taken.
•	maximum contractual charges, before any fee waivers, reimbursement of expenses, or expense reductions, if any, have been made since issue.
•	the Contract Fund has been invested in equal amounts in each of the 32 portfolios of the Funds and no portion of the Contract Fund has been allocated to the fixed-rate option.

The first table (page T1) assumes a Type A (fixed) Contract has been purchased and the second table (page T2) assumes a Type B (variable) Contract has been purchased.

Under the Type B Contract the death benefit changes to reflect investment returns. Under the Type A Contract, the death benefit increases only if the Contract Fund becomes large enough that an increase in the death benefit is necessary for the Contract to satisfy the Internal Revenue Code's definition of life insurance. See Types of Death Benefit.

Finally, there are three assumptions, shown separately, about the average investment performance of the portfolios. The first is that there will be a uniform 0% gross rate of return with the average value of the Contract Fund uniformly adversely affected by very unfavorable investment performance. The other two assumptions are that investment performance will be at a uniform gross annual rate of 6% and 12%. Actual returns will fluctuate from year to year. In addition, death benefits and cash surrender values would be different from those shown if investment returns averaged

0%, 6%, and 12% but fluctuated from those averages throughout the years. Nevertheless, these assumptions help show how the Contract values will change with investment experience.

The first column in the following tables shows the Contract year. The second column, to provide context, shows what the aggregate amount would be if the premiums had been invested to earn interest, after taxes, at 4% compounded annually. The next three columns show the death benefit payable in each of the years shown for the three different assumed investment returns. The last three columns show the cash surrender value payable in each of the years shown for the three different assumed investment returns. The death benefits and cash surrender values shown reflect the deduction of all expenses and charges both from the Funds and under the Contract.

A gross return (as well as the net return) is shown at the top of each column. The gross return represents the combined effect of investment income and capital gains and losses, realized or unrealized, of the portfolios before any reduction is made for investment advisory fees or other Fund expenses. The net return reflects average total annual expenses of the 32 portfolios of 0.80%, and the daily deduction from the Contract Fund of 0.90% per year. Assuming maximum charges, gross returns of 0%, 6%, and 12% are the equivalent of net returns of -1.70%, 4.30%, and 10.30%, respectively. The actual fees and expenses of the portfolios associated with a particular Contract may be more or less than 0.80% and will depend on which variable investment options are selected.

The Contract allows you to invest your net premium dollars in a variety of professionally managed funds. Fluctuating investment returns in these funds, together with the actual pattern of your premium payments, our Contract charges, and any loans and withdrawals you may make will generate different Contract values than those illustrated, even if the averages of the investment rates of return over the years were to match those illustrated. We strongly recommend periodic Contract reviews with your Pruco Life representative. Reviews are an excellent way to monitor the performance of the Contract against your expectations and to identify adjustments that may be necessary to meet your needs.

If you are considering the purchase of a variable life insurance contract from another insurance company, you should not rely upon these tables for comparison purposes. A comparison between two tables, each showing values for a 57 year old man and a 53 year old woman, using maximum charges, may be useful for a 57 year old man and a 53 year old woman, but would be inaccurate if made for insureds of other issue ages, sex, or rating classes. Your Pruco Life representative can provide you with a hypothetical illustration using current charges for your own issue ages, sex, and rating class.

ILLUSTRATIONS

SURVIVORSHIP VARIABLE UNIVERSAL LIFE
FIXED INSURANCE AMOUNT
MALE ISSUE AGE 57, PREFERRED BEST
FEMALE ISSUE AGE 53, PREFERRED BEST
$1,000,000 BASIC INSURANCE AMOUNT
$10,000 ANNUAL PREMIUM PAYMENT
USING MAXIMUM CONTRACTUAL CHARGES

		Death Benefit (1)					Cash Surrender Value (1)
		Assuming Hypothetical Gross (and Net) Annual Investment Return of					Assuming Hypothetical Gross (and Net) Annual Investment Return of
End of Policy Year	Premiums Accumulated at 4% Interest Per Year	0% Gross (-1.70% Net)		6% Gross (4.30% Net)		12% Gross (10.30% Net)	0% Gross (-1.70% Net)		6% Gross (4.30% Net)		12% Gross (10.30% Net)

1	$10,400	$1,000,000		$1,000,000		$1,000,000	$0		$0		$0
2	$21,216	$1,000,000		$1,000,000		$1,000,000	$4,869		$6,155		$7,494
3	$32,465	$1,000,000		$1,000,000		$1,000,000	$10,928		$13,471		$16,229
4	$44,163	$1,000,000		$1,000,000		$1,000,000	$16,701		$20,914		$25,671
5	$56,330	$1,000,000		$1,000,000		$1,000,000	$22,156		$28,453		$35,857
6	$68,983	$1,000,000		$1,000,000		$1,000,000	$30,240		$39,101		$49,941
7	$82,142	$1,000,000		$1,000,000		$1,000,000	$37,904		$49,823		$64,996
8	$95,828	$1,000,000		$1,000,000		$1,000,000	$45,091		$60,563		$81,063
9	$110,061	$1,000,000		$1,000,000		$1,000,000	$51,731		$71,244		$98,179
10	$124,864	$1,000,000		$1,000,000		$1,000,000	$57,736		$81,772		$116,368
15	$208,245	$1,000,000		$1,000,000		$1,000,000	$65,903		$119,251		$215,759
20	$309,692	$1,000,000		$1,000,000		$1,000,000	$32,898		$123,960		$342,358
25	$433,117	$0	(2)	$1,000,000		$1,000,000	$0	(2)	$30,402		$491,835
30	$583,283	$0		$0	(2)	$1,000,000	$0		$0	(2)	$676,907
35	$765,983	$0		$0		$1,221,195	$0		$0		$939,381
40	$988,265	$0		$0		$1,511,128	$0		$0		$1,269,856
45	$1,258,706	$0		$0		$1,842,722	$0		$0		$1,722,170
47	$1,382,632	$0		$0		$2,032,440	$0		$0		$1,954,269

(1) Assumes no Contract loan has been made.
(2) Based on a gross return of 0%, the contract would go into default in policy year 22, unless an additional premium payment was made.
Based on a gross return of 6%, the contract would go into default in policy year 26, unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

T1

SURVIVORSHIP VARIABLE UNIVERSAL LIFE
VARIABLE INSURANCE AMOUNT
MALE ISSUE AGE 57, PREFERRED BEST
FEMALE ISSUE AGE 53, PREFERRED BEST
$1,000,000 BASIC INSURANCE AMOUNT
$10,000 ANNUAL PREMIUM PAYMENT
USING MAXIMUM CONTRACTUAL CHARGES

		Death Benefit (1)						Cash Surrender Value (1)
		Assuming Hypothetical Gross (and Net) Annual Investment Return of						Assuming Hypothetical Gross (and Net) Annual Investment Return of
End of Policy Year	Premiums Accumulated at 4% Interest Per Year	0% Gross (-1.70% Net)		6% Gross (4.30% Net)		12% Gross (10.30% Net)		0% Gross (-1.70% Net)		6% Gross (4.30% Net)		12% Gross (10.30% Net)

1	$10,400	$1,006,551		$1,006,990		$1,007,429		$0		$0		$0
2	$21,216	$1,012,867		$1,014,151		$1,015,491		$4,867		$6,151		$7,491
3	$32,465	$1,018,919		$1,021,460		$1,024,216		$10,919		$13,460		$16,216
4	$44,163	$1,024,678		$1,028,887		$1,033,639		$16,678		$20,887		$25,639
5	$56,330	$1,030,110		$1,036,396		$1,043,788		$22,110		$28,396		$35,788
6	$68,983	$1,036,556		$1,045,394		$1,056,205		$30,156		$38,994		$49,805
7	$82,142	$1,042,561		$1,054,435		$1,069,549		$37,761		$49,635		$64,749
8	$95,828	$1,048,062		$1,063,451		$1,083,839		$44,862		$60,251		$80,639
9	$110,061	$1,052,982		$1,072,350		$1,099,081		$51,382		$70,750		$97,481
10	$124,864	$1,057,221		$1,081,016		$1,115,258		$57,221		$81,016		$115,258
15	$208,245	$1,063,516		$1,114,906		$1,207,822		$63,516		$114,906		$207,822
20	$309,692	$1,026,730		$1,108,113		$1,303,460		$26,730		$108,113		$303,460
25	$433,117	$0	(2)	$0	(2)	$1,338,692		$0	(2)	$0	(2)	$338,692
30	$583,283	$0		$0		$1,169,727		$0		$0		$169,727
35	$733,519	$0		$0		$0	(2)	$0		$0		$0	(2)
40	$892,437	$0		$0		$0		$0		$0		$0
45	$1,085,787	$0		$0		$0		$0		$0		$0
47	$1,174,387	$0		$0		$0		$0		$0		$0

(1) Assumes no Contract loan has been made.
(2) Based on a gross return of 0%, the contract would go into default in policy year 22, unless an additional premium payment was made.
Based on a gross return of 6%, the contract would go into default in policy year 25, unless an additional premium payment was made.
Based on a gross return of 12%, the contract would go into default in policy year 32, unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

T2

ADDITIONAL INFORMATION

Pruco Life has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-5850, upon payment of a prescribed fee.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each Contract owner that resides in the household. You should be aware that you can revoke or "opt out" of householding at any time by calling 1-877-778-5008.

You may contact us directly for further information. Our address and telephone number are on the inside front cover of this prospectus.

DEFINITIONS OF SPECIAL TERMS

USED IN THIS PROSPECTUS

Accumulated Net Payments - The actual premium payments you make, accumulated at an effective annual rate of 4%, less any withdrawals you make, also accumulated at an effective annual rate of 4%.

attained age - An insured's age on the Contract date plus the number of years since then.

basic insurance amount - The amount of life insurance as shown in the Contract, not including riders.

cash value - An amount equal to the Contract Fund minus surrender charges.

cash surrender value - The amount payable to the Contract owner upon surrender of the Contract. It is equal to the Contract Fund minus any Contract debt and minus any applicable surrender charge. Also referred to in the Contract as “Net Cash Value.”

Contract - The variable universal life insurance Contract described in this prospectus.

Contract anniversary - The same date as the Contract date in each later year.

Contract date - The date the Contract is effective, as specified in the Contract.

Contract debt - The principal amount of all outstanding loans plus any interest accrued thereon.

Contract Fund - The total amount credited to a specific Contract. On any date it is equal to the sum of the amounts in all the variable investment options and the fixed rate option, and the principal amount of any Contract debt plus any interest earned thereon.

Contract month - A month that starts on the Monthly date.

Contract owner[s] - You. Unless a different owner is named in the application, the owners of the Contract are the insureds jointly or the survivor of them. If the Contract is owned jointly, the exercise of rights under the Contract must be made by both jointly.

Contract year - A year that starts on the Contract date or on a Contract anniversary.

death benefit - If the Contract is not in default, this is the amount we will pay upon the second death of two insureds, assuming no Contract debt.

Death Benefit Guarantee - Sufficient premium payments, on an accumulated basis, will guarantee that your Contract will not lapse for a specified duration and a death benefit will be paid upon the death of the second insured, regardless of investment experience and assuming no loans. See Death Benefit Guarantee.

fixed rate option - An investment option under which interest is accrued daily at a rate that we declare periodically, but not less than an effective annual rate of 4%.

Funds - Mutual funds with separate portfolios. One or more of the available Fund portfolios may be chosen as an underlying investment for the Contract.

Good Order - An instruction received at our Service Office utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.

issue age - An insured's age as of the Contract date.

Lifetime Death Benefit Guarantee period - The lifetime of the Contract, during which time the Lifetime Death Benefit Guarantee is available if sufficient premiums are paid and there is no outstanding loan. See Death Benefit Guarantee.

Lifetime Premiums - Premiums that, if paid at the beginning of each Contract year, will keep the Contract in-force during the lifetime of the insured, regardless of investment experience and assuming no loans or withdrawals.

Limited Death Benefit Guarantee period - The period until age 75 of the younger insured or 10 years after issue, whichever comes later, during which time the Limited Death Benefit Guarantee is available if sufficient premiums are paid and there is no outstanding loan. The period applicable to your Contract is shown on the Contract Data pages. See Death Benefit Guarantee.

Monthly date - The Contract date and the same date in each subsequent month.

Pruco Life Insurance Company - Pruco Life, us, we, our. The company offering the Contract.

Sales Load Target Premium - A premium that is used to determine sales load based on issue ages and rating classes of the insureds, and any extra risk charges or riders, if applicable.

separate account - Amounts under the Contract that are allocated to the variable investment options held by us in a separate account called the Pruco Life Variable Universal Account (the “Account”). The separate account is set apart from all of the general assets of Pruco Life Insurance Company.

Short-Term Premiums - Premiums that, if paid at the beginning of each Contract year, will keep the Contract in-force during the first 5 Contract years, regardless of investment performance and assuming no loans or withdrawals.

Target Premiums - Premiums that, if paid at the beginning of each Contract year, will keep the Contract in-force until the younger insured’s age 75, or if later, during the first 10 Contract years, regardless of investment performance and assuming no loans or withdrawals.

valuation period - The period of time from one determination of the value of the amount invested in a variable investment option to the next. Such determinations are made when the net asset values of the portfolios of the Funds are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).

variable investment options - The portfolios of the mutual funds available under this Contract, whose shares are held in the separate account.

you - The owner[s] of the Contract.

To Learn More About Survivorship Variable Universal Life

To learn more about the Survivorship Variable Universal Life Contract, you can request a copy of the Statement of Additional Information (“SAI”) dated May 1, 2007, or view it online at www.prudential.com. See the Table of Contents of the SAI below.

TABLE OF CONTENTS OF THE

STATEMENT OF ADDITIONAL INFORMATION

Page
GENERAL INFORMATION AND HISTORY	1
Description of Pruco Life Insurance Company	1
Control of Pruco Life Insurance Company	1
State Regulation	1
Records	1
Services and Third Party Administration Agreements	1

INITIAL PREMIUM PROCESSING	2

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS	3
Legal Considerations Relating to Sex-Distinct Premiums and Benefits	3
How a Type A (Fixed) Contract's Death Benefit Will Vary	3
How a Type B (Variable) Contract's Death Benefit Will Vary	4
Reports to Contract Owners	5

UNDERWRITING PROCEDURES	5

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT	6

DISTRIBUTION AND COMPENSATION	6

EXPERTS	6

PERFORMANCE DATA	7
Average Annual Total Return	7
Non-Standard Total Return	7
Money Market Subaccount Yield	7

FINANCIAL STATEMENTS	8

The SAI is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 333-94117. All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at (202) 551-5850. The SEC also maintains a Web site (http://www.sec.gov) that contains the Survivorship Variable Universal Life SAI, material incorporated by reference, and other information about Pruco Life. Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

You can call us at 1-800-782-5356 to ask us questions, request information about the Contract, and obtain copies of the Statement of Additional Information, personalized illustrations, or other documents. You can also view the Statement of Additional Information located with the prospectus at www.prudential.com, or request a copy by writing to us at:

Pruco Life Insurance Company

213 Washington Street

Newark, New Jersey 07102-2992

Investment Company Act of 1940: Registration No. 811-5826

PART B:

INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

Pruco Life Variable Universal Account

Pruco Life Insurance Company

Survivorship Variable Universal Life

VARIABLE UNIVERSAL LIFE INSURANCE CONTRACTS

This Statement of Additional Information is not a prospectus. Please review the Survivorship Variable Universal Life prospectus (the “prospectus”), which contains information concerning the Contracts described above. You may obtain a copy of the prospectus without charge by calling us at 1-800-782-5356. You can also view the Statement of Additional Information located with the prospectus at www.prudential.com, or request a copy by writing to us.

The defined terms used in this Statement of Additional Information are as defined in the prospectus.

Pruco Life Insurance Company

213 Washington Street

Newark, New Jersey 07102

The Date of this Statement of Additional Information and of the related prospectus is May 1, 2007.

TABLE OF CONTENTS

Page
\
GENERAL INFORMATION AND HISTORY	1
Description of Pruco Life Insurance Company	1
Control of Pruco Life Insurance Company	1
State Regulation	1
Records	1
Services and Third Party Administration Agreements	1

INITIAL PREMIUM PROCESSING	2

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS	3
Legal Considerations Relating to Sex-Distinct Premiums and Benefits	3
How a Type A (Fixed) Contract's Death Benefit Will Vary	3
How a Type B (Variable) Contract's Death Benefit Will Vary	4
Reports to Contract Owners	5

UNDERWRITING PROCEDURES	5

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT	6

DISTRIBUTION AND COMPENSATION	6

EXPERTS	6

PERFORMANCE DATA	7
Average Annual Total Return	7
Non-Standard Total Return	7
Money Market Subaccount Yield	7

FINANCIAL STATEMENTS	8

GENERAL INFORMATION AND HISTORY

Description of Pruco Life Insurance Company

Pruco Life Insurance Company ("Pruco Life", “us”, “we”, or “our”) is a stock life insurance company, organized on December 23, 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York. Pruco Life’s principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

Control of Pruco Life Insurance Company

Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a New Jersey stock life insurance company that has been doing business since October 13, 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company for financial services businesses offering a wide range of insurance, investment management, and other financial products and services. The principal Executive Office each of Prudential and Prudential Financial is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102-3777.

As Pruco Life’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life may owe under the Contract.

State Regulation

Pruco Life is subject to regulation and supervision by the Department of Insurance of the State of Arizona, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life is required to file with Arizona and other jurisdictions, a separate statement with respect to the operations of all of its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Records

We maintain all records and accounts relating to the Account at our Principle Executive Office. As presently required by the Investment Company Act of 1940, as amended, and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.

Services and Third Party Administration Agreements

Pruco Life and Prudential have entered into a Service Agreement pursuant to which Prudential furnishes to Pruco Life various services, including preparation, maintenance, and filing of accounts, books, records, and other documents required under federal or state law, and various other accounting, administrative, and legal services, which are customarily performed by the officers and employees of Prudential. Pruco Life reimburses Prudential for its costs in providing such services. Under this Agreement, Pruco Life has reimbursed Prudential $653,795,842 in 2006, $510,368,375 in 2005, and $426,034,442 in 2004.

Pruco Life and Prudential have entered into an agreement under which Prudential furnishes Pruco Life the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential’s Alliance Account, Prudential’s retained asset settlement option. Pruco Life transfers to Prudential an amount equal to the amount of the death claim, and Prudential establishes a retained asset settlement option for the beneficiary within its General Account and makes all payments necessary to satisfy such obligations. As soon as the Pruco Life death claim is processed, the beneficiaries are furnished with an information kit that describes the settlement option and a check book on which they may write checks. Pruco Life pays no fees or other compensation to Prudential under this agreement.

1

Our individual life reinsurance treaties covering Survivorship Variable Universal Life Contracts provide for the reinsurance of the mortality risk on a Yearly Renewable Term basis. Reinsurance is on a first-dollar quota share basis, with Pruco Life retaining 10% of the face amount, up to a limit of $100,000 per Contract, and the remainder is reinsured by Prudential. Prudential then reinsures some portion of this business with various reinsurers.

Pruco Life, Pruco Life of New Jersey, and Prudential entered into an administrative agreement with First Tennessee Bank National Association (“First Express”), in which First Express provides remittance processing expertise and research and development capabilities providing Pruco Life, Pruco Life of New Jersey, and Prudential with the benefits of remittance processing, improved quality, increased productivity, decreased costs, and improved service levels. Fees for such services vary monthly, depending on the number of remittances and processing methods used for varying types of remittance. Under this Agreement, First Express received $3,339,870 in 2006, $3,722,833 in 2005, and $4,078,758 in 2004 from Pruco Life, Pruco Life of New Jersey, and Prudential for services rendered. First Tennessee Bank National Association’s principal business address is 165 Madison Avenue, Memphis, Tennessee 38103. A chart showing fees that Pruco Life, Pruco Life of New Jersey, and Prudential pay for remittance processing is shown below.

Remittance Processing Fees
Total # of remittances per month	Less than 4,500,000	4,500,001 to 5,600,000	Greater than 5,600,000
Power Encode and single item payments	$0.10	$0.10	$0.09
Multiple item payments	$0.12	$0.10	$0.10
Unprocessable payments	$0.09	$0.09	$0.09
Express mail payments	$0.41	$0.41	$0.41
Cash payments	$1.28	$1.28	$1.28

INITIAL PREMIUM PROCESSING

In general, the invested portion of the minimum initial premium will be placed in the Contract Fund as of the later of the Contract Date and the date we receive the premium.

Upon receipt of a request for life insurance from a prospective Contract owner, we will follow certain insurance underwriting (i.e. evaluation of risk) procedures designed to determine whether the proposed insured is insurable. The process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed insured before a determination can be made. A Contract cannot be issued until this underwriting procedure has been completed.

These processing procedures are designed to provide temporary life insurance coverage to every prospective owner who pays the minimum initial premium at the time the request for coverage is submitted, subject to the terms of the Limited Insurance Agreement. Since a Contract cannot be issued until after the underwriting process has been completed, we will provide temporary life insurance coverage through use of the Limited Insurance Agreement. This coverage is for the total death benefit applied for, up to the maximum described by the Limited Insurance Agreement.

The Contract Date is the date we determine the proposed insureds’ issue ages. It represents the first day of the Contract year and the commencement of the suicide and contestable periods for purposes of the basic insurance amount.

If the minimum initial premium is received on or before the Contract is issued, the premium will be applied as of the Contract date. If an unusual delay is encountered in the underwriting procedure (for example, if a request for further information is not met promptly), the Contract Date will be 21 days prior to the date on which the Contract is physically issued. If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed, subject to the same qualification as that noted above.

2

If the initial premium paid is less than the minimum initial premium, the Contract Date will be determined as described above. Upon receipt of the balance of the minimum initial premium, the total premiums received will be applied as of the date that the minimum initial premium was satisfied.

If the minimum initial premium is received after the Contract Date, it will be applied as of the date of receipt.

There is one principal variation from the foregoing procedure. If permitted by the insurance laws of the state in which the Contract is issued, the Contract may be backdated up to six months.

In situations where the Contract Date precedes the date that the minimum initial premium is received, charges due prior to the initial premium receipt date will be deducted from the initial premium.

ADDITIONAL INFORMATION ABOUT

OPERATION OF CONTRACTS

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

How a Type A (Fixed) Contract's Death Benefit Will Vary

There are two types of death benefit available under the Contract: Type A, a fixed death benefit and Type B, a variable death benefit. The Type B death benefit varies according to changes in the Contract Fund while the Type A death benefit does not, unless it must be increased to comply with the Internal Revenue Code's definition of life insurance.

Under the Type A (fixed) Contract, the death benefit is generally equal to the basic insurance amount, before the reduction of any Contract debt. If the Contract is kept in-force for several years, depending on how much premium you pay, and/or if investment performance is reasonably favorable, the Contract Fund may grow to the point where we will increase the death benefit in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Assuming no Contract debt, the death benefit of a Type A (fixed) Contract will always be the greater of:

(1)	the basic insurance amount; and
(2)	the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the attained age factor that applies.

A listing of attained age factors can be found on your Contract Data pages. The latter provision ensures that the Contract will always have a death benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law. Before the Contract is issued, the Contract owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates at different ages how the attained age factor affects the death benefit for different Contract Fund amounts. The table assumes a $1,000,000 Type A Contract was issued when the younger insured was age 35, and there is no Contract debt.

3

Type A (Fixed) Death Benefit

IF		THEN
the younger insured is age	and the Contract Fund is	the attained age factor is	the Contract Fund multiplied by the attained age factor is	and the Death Benefit is
40 40 40	$100,000 $200,000 $300,000	5.7 5.7 5.7	570,000 1,140,000 1,710,000	$1,000,000 $1,140,000* $1,710,000*
60 60 60	$300,000 $400,000 $600,000	2.8 2.8 2.8	840,000 1,120,000 1,680,000	$1,000,000 $1,120,000* $1,680,000*
80 80 80	$600,000 $700,000 $800,000	1.5 1.5 1.5	900,000 1,050,000 1,200,000	$1,000,000 $1,050,000* $1,200,000*

* Note that the death benefit has been increased to comply with the Internal Revenue Code's definition of life insurance. At this point, any additional premium payment will increase the death benefit by more than it increases the Contract Fund.

This means, for example, that if the younger insured has reached the age of 60, and the Contract Fund is $400,000, the death benefit will be $1,120,000, even though the basic insurance amount is $1,000,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $2.80. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund. If we exercise this right, in certain situations it may result in the loss of the Death Benefit Guarantee.

How a Type B (Variable) Contract's Death Benefit Will Vary

Under the Type B (variable) Contract, while the Contract is in-force, the death benefit will never be less than the basic insurance amount, before the reduction of any Contract debt, but will also vary immediately after it is issued, with the investment results of the selected variable investment options. The death benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Assuming no Contract debt, the death benefit of a Type B (variable) Contract will always be the greater of:

(1)	the basic insurance amount plus the Contract Fund before the deduction of any monthly charges due on that date; and
(2)	the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the attained age factor that applies.

For purposes of computing the death benefit, if the Contract Fund is less than zero, we will consider it to be zero. A listing of attained age factors can be found on your Contract Data pages. The latter provision ensures that the Contract will always have a death benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law. Before the Contract is issued, the Contract owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates various attained age factors and Contract Funds and the corresponding death benefits. The table assumes a $1,000,000 Type B (variable) Contract was issued when the younger insured was age 35, and there is no Contract debt.

4

                Type B (Variable) Death Benefit

IF		THEN
the younger insured is age	and the Contract Fund is	the attained age factor is	the Contract Fund multiplied by the attained age factor is	and the Death Benefit is
40 40 40	$100,000 $200,000 $300,000	5.7 5.7 5.7	570,000 1,140,000 1,710,000	$1,100,000 $1,200,000 $1,710,000*
60 60 60	$300,000 $400,000 $600,000	2.8 2.8 2.8	840,000 1,120,000 1,680,000	$1,300,000 $1,400,000 $1,680,000*
80 80 80	$600,000 $700,000 $800,000	1.5 1.5 1.5	900,000 1,050,000 1,200,000	$1,600,000 $1,700,000 $1,800,000

* Note that the death benefit has been increased to comply with the Internal Revenue Code's definition of life insurance. At this point, any additional premium payment will increase the death benefit by more than it increases the Contract Fund.

This means, for example, that if the younger insured has reached the age of 60, and the Contract Fund is $600,000, the death benefit will be $1,680,000, even though the basic insurance amount is $1,000,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $2.80. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund. If we exercise this right, in certain situations it may result in the loss of the Death Benefit Guarantee.

Reports to Contract Owners

Once each year, we will send you a statement that provides certain information pertinent to your Contract. This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.

You will also be sent annual and semi-annual reports of the Funds showing the financial condition of the portfolios and the investments held in each portfolio.

UNDERWRITING PROCEDURES

When you express interest in obtaining insurance from us, you may apply for coverage in one of two ways, via a paper application or through our Worksheet process.

When using the paper application, a registered representative completes a full application and submits it to our underwriting unit to commence the underwriting process. A registered representative may be an agent/broker who is a representative of Pruco Securities, LLC (“Prusec”), a broker dealer affiliate of Prudential, or in some cases, a broker dealer not directly affiliated with Prudential.

When using the Worksheet process, a registered representative typically collects enough applicant information to start the underwriting process. The representative will submit the information to our New Business Department to begin processing, which includes scheduling a direct call to the applicant to obtain medical information, and to confirm other data.

Regardless of which of the two underwriting processes is followed, once we receive the necessary information, which may include doctors’ statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding our willingness to accept the risk, and the price at which we will accept the risk. We will issue the Contract when the risk has been accepted and priced.

5

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT

When your Contract is in default, no part of your Contract Fund is available to you. Consequently, you are not able to take any loans, partial withdrawals or surrenders, or make any transfers among the investment options. In addition, during any period in which your Contract is in default, you may not change the way in which subsequent premiums are allocated.

DISTRIBUTION AND COMPENSATION

In an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and / or administrative and / or other services they provide to us or our affiliates. To the extent permitted by NASD rules and other applicable laws and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

Pruco Life makes these promotional payments directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.

Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

EXPERTS

The consolidated financial statements of Pruco Life and Subsidiaries as of December 31, 2006 and 2005 and for each of the three years in the period ended December 31, 2006 and the financial statements of Pruco Life Variable Universal Account as of December 31, 2006 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York 10017.

Actuarial matters included in this Statement of Additional Information have been examined by Nancy D. Davis, MAAA, FSA, Vice President and Actuary of Prudential, whose opinion is filed as an exhibit to the registration statement.

6

PERFORMANCE DATA

Average Annual Total Return

The Account may advertise average annual total return information calculated according to a formula prescribed by the U.S. Securities and Exchange Commission (“SEC”). Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Subaccount from the beginning to the end of each specified period of time. The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Subaccount at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period. This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Subaccount and (ii) no transfers or additional payments were made. Premium taxes are not included in the term “charges” for purposes of this calculation. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of a specified period to the ending redeemable value at the end of the period according to the following formula:

P(1+T)n = ERV

Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.

Non-Standard Total Return

In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method. The Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Account for the specified period.

For the periods prior to the date the Subaccounts commenced operations, non-standard performance information for the Contracts will be calculated based on the performance of the Funds and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts (this is referred to as “hypothetical performance data”). Standard and non-standard average annual return calculations include the mortality and expense risk charge under the Contract, but do not reflect other life insurance contract charges (sales, administration, and actual cost of insurance) nor any applicable surrender or lapse charges, which would significantly lower the returns. Information stated for any given period does not indicate or represent future performance.

Money Market Subaccount Yield

The “total return” figures for the Money Market Subaccount are calculated using historical investment returns of the Money Market Portfolio of The Prudential Series Fund, Inc. as if Survivorship Variable Universal Life had been investing in that subaccount during a specified period. Fees associated with the Series Fund are reflected; however, all fees, expenses, and charges associated with Survivorship Variable Universal Life are not reflected.

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of a specified period, subtracting a hypothetical charge reflecting deductions from Contract owner accounts, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%. The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield ([base period return + 1] 365/7)-1.

The yields on amounts held in the Money Market Subaccount will fluctuate on a daily basis. Therefore, the stated yields for any given period are not an indication of future yields.

7

FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the consolidated financial statements of Pruco Life and its subsidiaries, which should be considered only as bearing upon the ability of Pruco Life to meet its obligations under the Contracts.

8

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2006

	SUBACCOUNTS

	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio	Prudential Flexible Managed Portfolio

ASSETS
Investment in the portfolios, at value	$209,027,639	$86,903,169	$64,825,110	$4,505,765

Net Assets	$209,027,639	$86,903,169	$64,825,110	$4,505,765

NET ASSETS, representing:
Accumulation units	$209,027,639	$86,903,169	$64,825,110	$4,505,765

	$209,027,639	$86,903,169	$64,825,110	$4,505,765

Units outstanding	134,946,037	41,664,687	37,182,960	3,207,896

Portfolio shares held	20,902,764	8,009,509	2,361,570	245,412
Portfolio net asset value per share	$10.00	$10.85	$27.45	$18.36
Investment in portfolio shares, at cost	$209,027,639	$88,889,906	$51,084,188	$3,788,958

STATEMENT OF OPERATIONS
For the period ended December 31, 2006

	SUBACCOUNTS

	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio	Prudential Flexible Managed Portfolio

INVESTMENT INCOME
Dividend income	$8,508,504	$4,253,938	$678,859	$87,110

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	887,534	419,430	259,766	31,060

NET INVESTMENT INCOME (LOSS)	7,620,970	3,834,508	419,093	56,050

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	867,916	0	63,481
Realized gain (loss) on shares redeemed	0	(712,864)	3,083,566	54,993
Net change in unrealized gain (loss) on investments	0	(371,171)	2,823,999	282,530

NET GAIN (LOSS) ON INVESTMENTS	0	(216,119)	5,907,565	401,004

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,620,970	$3,618,389	$6,326,658	$457,054

The accompanying notes are an integral part of these financial statements.

A1

SUBACCOUNTS (Continued)

Prudential Conservative Balanced Portfolio	Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio	Prudential Natural Resources Portfolio	Prudential Global Portfolio

$40,520,674	$8,961,785	$200,140,309	$18,546,879	$4,154,826	$18,279,870

$40,520,674	$8,961,785	$200,140,309	$18,546,879	$4,154,826	$18,279,870

$40,520,674	$8,961,785	$200,140,309	$18,546,879	$4,154,826	$18,279,870

$40,520,674	$8,961,785	$200,140,309	$18,546,879	$4,154,826	$18,279,870

16,371,387	6,078,309	107,742,561	7,174,371	375,866	13,093,431

2,499,733	1,681,386	5,615,609	707,626	90,975	811,357
$16.21	$5.33	$35.64	$26.21	$45.67	$22.53
$36,233,889	$8,870,423	$168,842,201	$13,840,166	$2,651,992	$13,239,182

SUBACCOUNTS (Continued)

Prudential Conservative Balanced Portfolio	Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio	Prudential Natural Resources Portfolio	Prudential Global Portfolio

$1,274,648	$670,666	$3,072,815	$251,249	$73,290	$119,256

241,278	24,960	845,117	89,811	22,786	60,379

1,033,370	645,706	2,227,698	161,438	50,504	58,877

107,204	0	575,014	591,603	590,838	0
311,703	(118,029)	3,738,659	553,654	303,921	1,205,168

1,987,382	291,020	19,881,795	1,649,779	(177,646)	1,831,676

2,406,289	172,991	24,195,468	2,795,036	717,113	3,036,844

$3,439,659	$818,697	$26,423,166	$2,956,474	$767,617	$3,095,721

The accompanying notes are an integral part of these financial statements.

A2

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2006

	SUBACCOUNTS

	Prudential Government Income Portfolio	Prudential Jennison Portfolio	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio

ASSETS
Investment in the portfolios, at value	$71,045,674	$48,749,041	$28,691,950	$8,125,603

Net Assets	$71,045,674	$48,749,041	$28,691,950	$8,125,603

NET ASSETS, representing:
Accumulation units	$71,045,674	$48,749,041	$28,691,950	$8,125,603

	$71,045,674	$48,749,041	$28,691,950	$8,125,603

Units outstanding	24,962,904	49,111,498	7,275,481	6,605,593

Portfolio shares held	6,309,562	2,313,671	1,231,943	452,176
Portfolio net asset value per share	$11.26	$21.07	$23.29	$17.97
Investment in portfolio shares, at cost	$76,286,681	$40,358,385	$19,595,297	$5,642,576

STATEMENT OF OPERATIONS
For the period ended December 31, 2006

	SUBACCOUNTS

	Prudential Government Income Portfolio	Prudential Jennison Portfolio	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio

INVESTMENT INCOME
Dividend income	$3,398,184	$141,772	$163,445	$89,130

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	414,576	143,673	162,806	37,060

NET INVESTMENT INCOME (LOSS)	2,983,608	(1,901)	639	52,070

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	1,238,388	26,739
Realized gain (loss) on shares redeemed	(79,797)	1,135,190	212,272	714,630
Net change in unrealized gain (loss) on investments	(750,768)	(348,369)	2,076,243	633,390

NET GAIN (LOSS) ON INVESTMENTS	(830,565)	786,821	3,526,903	1,374,759

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,153,043	$784,920	$3,527,542	$1,426,829

The accompanying notes are an integral part of these financial statements.

A3

SUBACCOUNTS (Continued)

Janus Aspen Large Cap Growth Portfolio - Institutional Shares	MFS Emerging Growth Series	American Century VP Value Fund	Franklin Small-Mid Cap Growth Securities Fund	American Century VP Income & Growth Fund	Prudential SP T.Rowe Price Large-Cap Growth Portfolio

$4,792,537	$2,046,000	$11,300,038	$5,117,796	$1,713,103	$10,968,041

$4,792,537	$2,046,000	$11,300,038	$5,117,796	$1,713,103	$10,968,041

$4,792,537	$2,046,000	$11,300,038	$5,117,796	$1,713,103	$10,968,041

$4,792,537	$2,046,000	$11,300,038	$5,117,796	$1,713,103	$10,968,041

5,986,643	3,001,571	5,923,781	5,953,011	1,366,013	10,296,528

207,290	99,128	1,292,910	231,261	198,506	1,529,713
$23.12	$20.64	$8.74	$22.13	$8.63	$7.17
$4,161,737	$1,843,961	$9,548,348	$4,015,660	$1,342,873	$10,067,038

SUBACCOUNTS (Continued)

Janus Aspen Large Cap Growth Portfolio - Institutional Shares	MFS Emerging Growth Series	American Century VP Value Fund	Franklin Small-Mid Cap Growth Securities Fund	American Century VP Income & Growth Fund	Prudential SP T.Rowe Price Large-Cap Growth Portfolio

$22,778	$0	$150,818	$0	$27,628	$0

29,050	14,521	62,216	23,165	3,114	23,570

(6,272)	(14,521)	88,602	(23,165)	24,514	(23,570)

0	0	951,386	0	0	1,173,356
149,121	72,304	179,684	663,345	52,894	76,763

336,862	198,043	549,322	(48,831)	172,976	(630,771)

485,983	270,347	1,680,392	614,514	225,870	619,348

$479,711	$255,826	$1,768,994	$591,349	$250,384	$595,778

The accompanying notes are an integral part of these financial statements.

A4

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2006

	SUBACCOUNTS

	Prudential SP Davis Value Portfolio	Dreyfus MidCap Stock Portfolio	Dreyfus Developing Leaders Portfolio	Prudential SP Small Cap Value Portfolio

ASSETS
Investment in the portfolios, at value	$44,754,833	$452,272	$2,539,381	$37,000,156

Net Assets	$44,754,833	$452,272	$2,539,381	$37,000,156

NET ASSETS, representing:
Accumulation units	$44,754,833	$452,272	$2,539,381	$37,000,156

	$44,754,833	$452,272	$2,539,381	$37,000,156

Units outstanding	30,460,223	311,420	3,852,099	22,004,171

Portfolio shares held	3,732,680	26,008	60,418	2,704,690
Portfolio net asset value per share	$11.99	$17.39	$42.03	$13.68
Investment in portfolio shares, at cost	$35,967,773	$422,770	$2,296,331	$34,024,568

STATEMENT OF OPERATIONS
For the period ended December 31, 2006

	SUBACCOUNTS

	Prudential SP Davis Value Portfolio	Dreyfus MidCap Stock Portfolio	Dreyfus Developing Leaders Portfolio	Prudential SP Small Cap Value Portfolio

INVESTMENT INCOME
Dividend income	$288,028	$13,187	$18,045	$164,701

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	101,138	3,040	6,478	85,088

NET INVESTMENT INCOME (LOSS)	186,890	10,147	11,567	79,613

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	580,775	562,232	373,173	5,008,268
Realized gain (loss) on shares redeemed	460,376	276,982	336,727	141,143
Net change in unrealized gain (loss) on investments	4,239,706	(527,425)	(529,702)	(840,376)

NET GAIN (LOSS) ON INVESTMENTS	5,280,857	311,789	180,198	4,309,035

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,467,747	$321,936	$191,765	$4,388,648

The accompanying notes are an integral part of these financial statements.

A5

SUBACCOUNTS (Continued)

				Janus Aspen
Goldman Sachs			Prudential SP	Mid-Cap	Janus Aspen
Structured		AIM V.I.	Small-Cap	Growth	Balanced
Small Cap	AIM V.I.	Technology	Growth	Portfolio -	Portfolio -
Equity Fund	Utilities Fund	Fund	Portfolio	Service Shares	Service Shares

$1,955,635	$40,766	$580,473	$7,069,272	$1,201,621	$21,728,933

$1,955,635	$40,766	$580,473	$7,069,272	$1,201,621	$21,728,933

$1,955,635	$40,766	$580,473	$7,069,272	$1,201,621	$21,728,933

$1,955,635	$40,766	$580,473	$7,069,272	$1,201,621	$21,728,933

1,125,643	37,317	1,869,117	6,594,655	1,778,625	17,141,114

135,432	1,920	41,403	950,171	37,329	753,692
$14.44	$21.23	$14.02	$7.44	$32.19	$28.83
$1,732,451	$34,382	$468,837	$5,979,223	$1,097,790	$17,879,558

SUBACCOUNTS (Continued)

				Janus Aspen
Goldman Sachs			Prudential SP	Mid-Cap	Janus Aspen
Structured		AIM V.I.	Small-Cap	Growth	Balanced
Small Cap	AIM V.I.	Technology	Growth	Portfolio -	Portfolio -
Equity Fund	Utilities Fund	Fund	Portfolio	Service Shares	Service Shares

$12,011	$1,283	$0	$0	$0	$394,683

4,288	470	1,061	16,266	1,578	42,036

7,723	813	(1,061)	(16,266)	(1,578)	352,647

131,101	792	0	0	0	0
153,655	64,524	14,024	100,886	371,753	657,340

(60,125)	(27,554)	46,994	612,260	(203,481)	1,079,261

224,631	37,762	61,018	713,146	168,272	1,736,601

$232,354	$38,575	$59,957	$696,880	$166,694	$2,089,248

The accompanying notes are an integral part of these financial statements.

A6

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2006

	SUBACCOUNTS

				Janus Aspen
		Prudential SP	Prudential SP	Large Cap
	Oppenheimer	PIMCO	PIMCO	Growth
	MidCap	Total Return	High Yield	Portfolio -
	Fund/VA	Portfolio	Portfolio	Service Shares

ASSETS
Investment in the portfolios, at value	$2,842,147	$41,589,889	$8,398,989	$2,182,501

Net Assets	$2,842,147	$41,589,889	$8,398,989	$2,182,501

NET ASSETS, representing:
Accumulation units	$2,842,147	$41,589,889	$8,398,989	$2,182,501

	$2,842,147	$41,589,889	$8,398,989	$2,182,501

Units outstanding	4,251,974	30,333,158	5,555,820	2,142,310

Portfolio shares held	56,628	3,733,383	813,068	95,556
Portfolio net asset value per share	$50.19	$11.14	$10.33	$22.84
Investment in portfolio shares, at cost	$2,498,747	$42,137,155	$8,246,310	$1,780,823

STATEMENT OF OPERATIONS
For the period ended December 31, 2006

	SUBACCOUNTS

				Janus Aspen
		Prudential SP	Prudential SP	Large Cap
	Oppenheimer	PIMCO	PIMCO	Growth
	MidCap	Total Return	High Yield	Portfolio -
	Fund/VA	Portfolio	Portfolio	Service Shares

INVESTMENT INCOME
Dividend income	$0	$1,733,959	$595,831	$5,713

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	4,713	101,033	21,572	5,007

NET INVESTMENT INCOME (LOSS)	(4,713)	1,632,926	574,259	706

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	78,811	0
Realized gain (loss) on shares redeemed	41,516	(269,060)	14,375	46,668
Net change in unrealized gain (loss) on investments	(7,051)	(92,991)	49,556	165,754

NET GAIN (LOSS) ON INVESTMENTS	34,465	(362,051)	142,742	212,422

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$29,752	$1,270,875	$717,001	$213,128

The accompanying notes are an integral part of these financial statements.

A7

SUBACCOUNTS (Continued)

		Prudential SP			Prudential SP
Prudential SP	Prudential SP	Strategic	Prudential SP	SP Prudential	Conservative
Large Cap	AIM Core	Partners	Mid Cap	U.S. Emerging	Asset
Value	Equity	Focused Growth	Growth	Growth	Allocation
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

$14,387,741	$4,125,201	$3,389,331	$15,137,652	$21,901,111	$8,547,582

$14,387,741	$4,125,201	$3,389,331	$15,137,652	$21,901,111	$8,547,582

$14,387,741	$4,125,201	$3,389,331	$15,137,652	$21,901,111	$8,547,582

$14,387,741	$4,125,201	$3,389,331	$15,137,652	$21,901,111	$8,547,582

9,635,543	3,266,964	3,007,325	17,780,234	15,875,847	6,214,026

1,085,048	498,213	452,514	2,141,111	2,741,065	733,069
$13.26	$8.28	$7.49	$7.07	$7.99	$11.66
$11,609,378	$3,480,859	$3,083,526	$13,264,567	$18,811,696	$7,668,723

SUBACCOUNTS (Continued)

		Prudential SP			Prudential SP
Prudential SP	Prudential SP	Strategic	Prudential SP	SP Prudential	Conservative
Large Cap	AIM Core	Partners	Mid Cap	U.S. Emerging	Asset
Value	Equity	Focused Growth	Growth	Growth	Allocation
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

$140,882	$28,914	$0	$0	$39	$259,699

30,108	10,575	8,404	38,664	51,286	21,332

110,774	18,339	(8,404)	(38,664)	(51,247)	238,367

526,333	171,096	204,956	0	1,390,124	113,171
220,820	33,578	51,323	254,228	204,047	128,904

1,212,534	290,509	(263,525)	(533,942)	130,877	169,420

1,959,687	495,183	(7,246)	(279,714)	1,725,048	411,495

$2,070,461	$513,522	$(15,650)	$(318,378)	$1,673,801	$649,862

The accompanying notes are an integral part of these financial statements.

A8

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2006

	SUBACCOUNTS

	Prudential SP Balanced Asset Allocation Portfolio	Prudential SP Growth Asset Allocation Portfolio	Prudential SP Aggressive Growth Asset Allocation Portfolio	Janus Aspen International Growth Portfolio - Service Shares

ASSETS
Investment in the portfolios, at value	$40,489,918	$66,682,720	$22,552,478	$8,025,655

Net Assets	$40,489,918	$66,682,720	$22,552,478	$8,025,655

NET ASSETS, representing:
Accumulation units	$40,489,918	$66,682,720	$22,552,478	$8,025,655

	$40,489,918	$66,682,720	$22,552,478	$8,025,655

Units outstanding	29,277,540	47,120,851	15,877,737	5,167,141

Portfolio shares held	3,493,522	5,969,805	2,166,424	158,547
Portfolio net asset value per share	$11.59	$11.17	$10.41	$50.62
Investment in portfolio shares, at cost	$35,061,870	$56,075,608	$19,104,236	$5,120,326

STATEMENT OF OPERATIONS
For the period ended December 31, 2006

	SUBACCOUNTS

	Prudential SP Balanced Asset Allocation Portfolio	Prudential SP Growth Asset Allocation Portfolio	Prudential SP Aggressive Growth Asset Allocation Portfolio	Janus Aspen International Growth Portfolio - Service Shares

INVESTMENT INCOME
Dividend income	$803,065	$892,895	$294,710	$104,466

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	83,009	126,320	41,869	11,606

NET INVESTMENT INCOME (LOSS)	720,056	766,575	252,841	92,860

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	506,801	709,057	369,744	0
Realized gain (loss) on shares redeemed	476,665	624,795	243,714	1,669,523

Net change in unrealized gain (loss) on investments	1,852,524	4,643,659	1,552,876	1,052,040

NET GAIN (LOSS) ON INVESTMENTS	2,835,990	5,977,511	2,166,334	2,721,563

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,556,046	$6,744,086	$2,419,175	$2,814,423

The accompanying notes are an integral part of these financial statements.

A9

SUBACCOUNTS (Continued)

Prudential SP International Growth Portfolio	Prudential SP International Value Portfolio	M Financial Turner Core Growth Fund	M Financial Frontier Capital Appreciation Fund	M Financial Brandes International Equity Fund	M Financial Business Opportunity Value Fund

$11,967,449	$21,355,684	$1,204,102	$1,063,861	$2,231,466	$462,339

$11,967,449	$21,355,684	$1,204,102	$1,063,861	$2,231,466	$462,339

$11,967,449	$21,355,684	$1,204,102	$1,063,861	$2,231,466	$462,339

$11,967,449	$21,355,684	$1,204,102	$1,063,861	$2,231,466	$462,339

7,142,288	13,643,612	84,653	70,289	122,403	29,469

1,441,861	1,873,306	69,925	43,852	110,743	36,840
$8.30	$11.40	$17.22	$24.26	$20.15	$12.55
$9,584,345	$15,613,469	$1,145,777	$1,036,496	$2,005,235	$436,720

SUBACCOUNTS (Continued)

Prudential SP International Growth Portfolio	Prudential SP International Value Portfolio	M Financial Turner Core Growth Fund	M Financial Frontier Capital Appreciation Fund	M Financial Brandes International Equity Fund	M Financial Business Opportunity Value Fund

$148,957	$225,688	$7,069	$0	$27,031	$2,196

25,493	42,738	0	0	0	0

123,464	182,950	7,069	0	27,031	2,196

606,704	184,072	46,443	96,201	159,399	30,762
143,510	331,677	42,965	24,891	50,451	2,379
900,072	3,499,407	(21,434)	(12,169)	147,320	11,632

1,650,286	4,015,156	67,974	108,923	357,170	44,773

$1,773,750	$4,198,106	$75,043	$108,923	$384,201	$46,969

The accompanying notes are an integral part of these financial statements.

A10

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2006

	SUBACCOUNTS

	ProFund VP Asia 30 Fund	ProFund VP Banks Fund		ProFund VP Basic Materials Fund	ProFund VP Bear Fund

ASSETS
Investment in the portfolios, at value	$486	$6		$130	$43,312

Net Assets	$486	$6		$130	$43,312

NET ASSETS, representing:
Accumulation units	$486	$6		$130	$43,312

	$486	$6		$130	$43,312

Units outstanding	175	4		74	70,206

Portfolio shares held	8	0	*	3	1,680
Portfolio net asset value per share	$61.61	$34.74		$39.75	$25.78
Investment in portfolio shares, at cost	$440	$6		$131	$43,415

STATEMENT OF OPERATIONS
For the period ended December 31, 2006

	SUBACCOUNTS

	ProFund VP Asia 30 Fund	ProFund VP Banks Fund	ProFund VP Basic Materials Fund	ProFund VP Bear Fund

INVESTMENT INCOME
Dividend income	$2	$0	$1,276	$94

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	311	35	117	211

NET INVESTMENT INCOME (LOSS)	(309)	(35)	1,159	(117)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	(1,777)	1,653	41,235	(17,954)
Net change in unrealized gain (loss) on investments	30	0	(2,185)	(99)

NET GAIN (LOSS) ON INVESTMENTS	(1,747)	1,653	39,050	(18,053)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,056)	$1,618	$40,209	$(18,170)

* Represents less than one share

The accompanying notes are an integral part of these financial statements.

A11

SUBACCOUNTS (Continued)

ProFund VP Biotechnology Fund	ProFund VP UltraBull Fund	ProFund VP Consumer Services Fund		ProFund VP Consumer Goods Fund	ProFund VP Oil & Gas Fund	ProFund VP Europe 30 Fund

$50,827	$78,365	$8		$644	$14,768	$31,062

$50,827	$78,365	$8		$644	$14,768	$31,062

$50,827	$78,365	$8		$644	$14,768	$31,062

$50,827	$78,365	$8		$644	$14,768	$31,062

29,991	36,410	6		462	5,903	15,679

2,440	3,287	0	*	19	287	971
$20.83	$23.84	$32.02		$33.48	$51.51	$31.99
$52,190	$78,497	$8		$631	$15,173	$30,971

SUBACCOUNTS (Continued)

ProFund VP Biotechnology Fund	ProFund VP UltraBull Fund	ProFund VP Consumer Services Fund	ProFund VP Consumer Goods Fund	ProFund VP Oil & Gas Fund	ProFund VP Europe 30 Fund

$0	$141	$0	$0	$0	$93

120	109	11	25	333	354

(120)	32	(11)	(25)	(333)	(261)

0	2,074	0	0	31,323	530
(1,273)	14,930	807	(189)	42,082	16,138

(1,106)	(132)	0	13	(405)	177

(2,379)	16,872	807	(176)	73,000	16,845

$(2,499)	$16,904	$796	$(201)	$72,667	$16,584

The accompanying notes are an integral part of these financial statements.

A12

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2006

	SUBACCOUNTS

	ProFund VP Financials Fund	ProFund VP Health Care Fund	ProFund VP Industrials Fund		ProFund VP Internet Fund

ASSETS
Investment in the portfolios, at value	$50,239	$31,485	$1		$855

Net Assets	$50,239	$31,485	$1		$855

NET ASSETS, representing:
Accumulation units	$50,239	$31,485	$1		$855

	$50,239	$31,485	$1		$855

Units outstanding	30,111	24,235	1		454

Portfolio shares held	1,236	1,068	0	*	17
Portfolio net asset value per share	$40.64	$29.48	$37.45		$48.95
Investment in portfolio shares, at cost	$49,173	$30,860	$1		$862

STATEMENT OF OPERATIONS
For the period ended December 31, 2006

	SUBACCOUNTS

	ProFund VP Financials Fund	ProFund VP Health Care Fund	ProFund VP Industrials Fund	ProFund VP Internet Fund

INVESTMENT INCOME
Dividend income	$246	$0	$0	$0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	166	124	7	10

NET INVESTMENT INCOME (LOSS)	80	(124)	(7)	(10)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	57
Realized gain (loss) on shares redeemed	7,865	(14,311)	437	1,115
Net change in unrealized gain (loss) on investments	4,716	253	0	(42)

NET GAIN (LOSS) ON INVESTMENTS	12,581	(14,058)	437	1,130

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$12,661	$(14,182)	$430	$1,120

* Represents less than one share

The accompanying notes are an integral part of these financial statements.

A13

SUBACCOUNTS (Continued)

ProFund VP Japan Fund	ProFund VP Mid-Cap Growth Fund	ProFund VP Mid-Cap Value Fund	ProFund VP Money Market Fund	ProFund VP OTC Fund	ProFund VP Pharmaceuticals Fund

$12,100	$3,445	$18,798	$2,805,690	$127,129	$108

$12,100	$3,445	$18,798	$2,805,690	$127,129	$108

$12,100	$3,445	$18,798	$2,805,690	$127,129	$108

$12,100	$3,445	$18,798	$2,805,690	$127,129	$108

5,202	2,169	9,868	2,683,792	79,388	108

423	100	579	2,805,690	8,031	4
$28.59	$34.62	$32.46	$1.00	$15.83	$25.27
$11,680	$3,438	$18,984	$2,805,690	$127,371	$102

SUBACCOUNTS (Continued)

ProFund VP Japan Fund	ProFund VP Mid-Cap Growth Fund	ProFund VP Mid-Cap Value Fund	ProFund VP Money Market Fund	ProFund VP OTC Fund	ProFund VP Pharmaceuticals Fund

$152	$0	$4	$70,201	$0	$0

79	11	75	4,909	459	6

73	(11)	(71)	65,292	(459)	(6)

4,522	150	3,155	0	0	0
(4,714)	(1,004)	(9,898)	0	(2,145)	(1,224)

(2,187)	78	(776)	0	(1,783)	3

(2,379)	(776)	(7,519)	0	(3,928)	(1,221)

$(2,306)	$(787)	$(7,590)	$65,292	$(4,387)	$(1,227)

The accompanying notes are an integral part of these financial statements.

A14

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2006

	SUBACCOUNTS

	ProFund VP Precious Metals Fund	ProFund VP Real Estate Fund	ProFund VP Rising Rates Opportunity Fund	ProFund VP Semiconductor Fund

ASSETS
Investment in the portfolios, at value	$587	$56,088	$13	$1

Net Assets	$587	$56,088	$13	$1

NET ASSETS, representing:
Accumulation units	$587	$56,088	$13	$1

	$587	$56,088	$13	$1

Units outstanding	303	24,294	16	1

Portfolio shares held	13	854	1	0	*
Portfolio net asset value per share	$43.80	$65.64	$20.70	$20.35
Investment in portfolio shares, at cost	$585	$55,594	$13	$1

STATEMENT OF OPERATIONS
For the period ended December 31, 2006

	SUBACCOUNTS

	ProFund VP Precious Metals Fund	ProFund VP Real Estate Fund	ProFund VP Rising Rates Opportunity Fund	ProFund VP Semiconductor Fund

INVESTMENT INCOME
Dividend income	$3,241	$292	$6,310	$0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	153	146	116	0

NET INVESTMENT INCOME (LOSS)	3,088	146	6,194	0

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	2,230	0	0
Realized gain (loss) on shares redeemed	19,006	9,152	554	(272)
Net change in unrealized gain (loss) on investments	558	1,491	89	0

NET GAIN (LOSS) ON INVESTMENTS	19,564	12,873	643	(272)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$22,652	$13,019	$6,837	$(272)

* Represents less than one share

The accompanying notes are an integral part of these financial statements.

A15

SUBACCOUNTS (Continued)

ProFund VP Short OTC Fund	ProFund VP Short Small-Cap Fund	ProFund VP Small-Cap Fund	ProFund VP Small Cap-Growth Fund	ProFund VP Small-Cap Value Fund		ProFund VP Technology Fund

$36,534	$8	$125,165	$5,719	$1		$113

$36,534	$8	$125,165	$5,719	$1		$113

$36,534	$8	$125,165	$5,719	$1		$113

$36,534	$8	$125,165	$5,719	$1		$113

65,783	15	65,112	3,136	1		74

2,010	1	3,361	176	0	*	8
$18.18	$14.58	$37.24	$32.53	$36.64		$14.77
$36,534	$8	$121,241	$6,520	$1		$111

SUBACCOUNTS (Continued)

ProFund VP Short OTC Fund	ProFund VP Short Small-Cap Fund	ProFund VP Small-Cap Fund	ProFund VP Small Cap-Growth Fund	ProFund VP Small-Cap Value Fund	ProFund VP Technology Fund

$0	$37	$0	$0	$0	$0

364	121	175	17	5	8

(364)	(84)	(175)	(17)	(5)	(8)

0	0	1,304	1,382	0	211
(31,789)	(20,248)	5,525	2,865	(493)	2,346

(467)	(457)	3,924	(692)	0	86

(32,256)	(20,705)	10,753	3,555	(493)	2,643

$(32,620)	$(20,789)	$10,578	$3,538	$(498)	$2,635

The accompanying notes are an integral part of these financial statements.

A16

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2006

	SUBACCOUNTS

	ProFund VP Telecom- munications Fund	ProFund VP U.S. Government Plus Fund	ProFund VP UltraMid-Cap Fund		ProFund VP UltraOTC Fund

ASSETS
Investment in the portfolios, at value	$7,022	$968	$2		$83,439

Net Assets	$7,022	$968	$2		$83,439

NET ASSETS, representing:
Accumulation units	$7,022	$968	$2		$83,439

	$7,022	$968	$2		$83,439

Units outstanding	4,849	849	1		39,729

Portfolio shares held	390	32	0	*	3,979
Portfolio net asset value per share	$18.00	$30.20	$33.34		$20.97
Investment in portfolio shares, at cost	$6,916	$1,004	$2		$83,440

STATEMENT OF OPERATIONS
For the period ended December 31, 2006

	SUBACCOUNTS

	ProFund VP Telecom- munications Fund	ProFund VP U.S. Government Plus Fund	ProFund VP UltraMid-Cap Fund	ProFund VP UltraOTC Fund

INVESTMENT INCOME
Dividend income	$71	$698	$0	$0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	24	55	60	65

NET INVESTMENT INCOME (LOSS)	47	643	(60)	(65)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	234
Realized gain (loss) on shares redeemed	(4,129)	3,081	7,067	14,275
Net change in unrealized gain (loss) on investments	109	229	(19)	16

NET GAIN (LOSS) ON INVESTMENTS	(4,020)	3,310	7,048	14,525

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(3,973)	$3,953	$6,988	$14,460

* Represents less than one share

The accompanying notes are an integral part of these financial statements.

A17

SUBACCOUNTS (Continued)

ProFund VP UltraSmall-Cap Fund		ProFund VP Bull Fund	ProFund VP Utilities Fund	AST Cohen & Steers Realty Portfolio	AST Global Allocation Porfolio	AST DeAm Large-Cap Value Porfolio

$12		$132,849	$1,287	$479,577	$130,075	$693,482

$12		$132,849	$1,287	$479,577	$130,075	$693,482

$12		$132,849	$1,287	$479,577	$130,075	$693,482

$12		$132,849	$1,287	$479,577	$130,075	$693,482

4		86,173	630	32,252	11,177	53,207

0	*	4,370	37	22,990	9,585	51,142
$27.10		$30.40	$34.84	$20.86	$13.57	$13.56
$12		$132,042	$1,289	$429,068	$121,371	$645,738

SUBACCOUNTS (Continued)

ProFund VP UltraSmall-Cap Fund	ProFund VP Bull Fund	ProFund VP Utilities Fund	AST Cohen & Steers Realty Portfolio	AST Global Allocation Porfolio	AST DeAm Large-Cap Value Porfolio

$9	$247	$5	$669	$744	$600

94	506	26	189	62	247

(85)	(259)	(21)	480	682	353

0	4,848	0	6,623	0	5,833
15,082	13,945	(561)	3,277	400	850

0	642	(1)	50,494	8,697	47,774

15,082	19,435	(562)	60,394	9,097	54,457

$14,997	$19,176	$(583)	$60,874	$9,779	$54,810

The accompanying notes are an integral part of these financial statements.

A18

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2006

	SUBACCOUNTS

	AST DeAm Small-Cap Growth Porfolio	AST DeAm Small-Cap Value Porfolio	AST Federated Aggressive Growth Portfolio	AST Small Cap Value Portfolio

ASSETS
Investment in the portfolios, at value	$165,955	$198,084	$193,411	$498,285

Net Assets	$165,955	$198,084	$193,411	$498,285

NET ASSETS, representing:
Accumulation units	$165,955	$198,084	$193,411	$498,285

	$165,955	$198,084	$193,411	$498,285

Units outstanding	14,352	15,883	15,511	39,127

Portfolio shares held	18,378	14,738	16,833	29,088
Portfolio net asset value per share	$9.03	$13.44	$11.49	$17.13
Investment in portfolio shares, at cost	$161,441	$183,369	$184,139	$467,151

STATEMENT OF OPERATIONS
For the period ended December 31, 2006

	SUBACCOUNTS

	AST DeAm Small-Cap Growth Porfolio	AST DeAm Small-Cap Value Porfolio	AST Federated Aggressive Growth Portfolio	AST Small Cap Value Portfolio

INVESTMENT INCOME
Dividend income	$0	$49	$0	$318

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	88	80	67	191

NET INVESTMENT INCOME (LOSS)	(88)	(31)	(67)	127

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	1,109	357	3,580
Realized gain (loss) on shares redeemed	(192)	847	(111)	2,655
Net change in unrealized gain (loss) on investments	4,569	14,725	9,259	31,399

NET GAIN (LOSS) ON INVESTMENTS	4,377	16,681	9,505	37,634

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,289	$16,650	$9,438	$37,761

The accompanying notes are an integral part of these financial statements.

A19

SUBACCOUNTS (Continued)

AST Goldman Sachs Mid-Cap Growth Portfolio	AST Marsico Capital Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman Mid-Cap Growth Portfolio	AST PIMCO Limited Maturity Bond Portfolio	AST T. Rowe Price Natural Resources Portfolio

$198,431	$1,138,687	$76,908	$404,448	$82,035	$2,247,376

$198,431	$1,138,687	$76,908	$404,448	$82,035	$2,247,376

$198,431	$1,138,687	$76,908	$404,448	$82,035	$2,247,376

$198,431	$1,138,687	$76,908	$404,448	$82,035	$2,247,376

17,642	98,958	6,629	32,448	7,854	175,664

40,414	55,682	8,164	21,957	7,338	76,493
$4.91	$20.45	$9.42	$18.42	$11.18	$29.38
$188,781	$1,091,971	$72,442	$379,694	$80,494	$2,170,794

SUBACCOUNTS (Continued)

AST Goldman Sachs Mid-Cap Growth Portfolio	AST Marsico Capital Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman Mid-Cap Growth Portfolio	AST PIMCO Limited Maturity Bond Portfolio	AST T. Rowe Price Natural Resources Portfolio

$0	$45	$0	$0	$261	$1,391

89	456	47	198	44	1,070

(89)	(411)	(47)	(198)	217	321

0	0	0	0	0	32,271
1,761	(352)	1,423	(745)	283	(199)

9,738	46,752	4,477	24,781	1,540	74,765

11,499	46,400	5,900	24,036	1,823	106,837

$11,410	$45,989	$5,853	$23,838	$2,040	$107,158

The accompanying notes are an integral part of these financial statements.

A20

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2006

	SUBACCOUNTS

	AST MFS Global Equity Portfolio	AST JPMorgan International Equity Portfolio	AST T. Rowe Price Global Bond Portfolio	AIM V.I. Premier Equity Fund

ASSETS
Investment in the portfolios, at value	$93,909	$778,615	$263,640	$0

Net Assets	$93,909	$778,615	$263,640	$0

NET ASSETS, representing:
Accumulation units	$93,909	$778,615	$263,640	$0

	$93,909	$778,615	$263,640	$0

Units outstanding	7,197	59,853	24,971	0

Portfolio shares held	6,432	31,950	22,787	0
Portfolio net asset value per share	$14.60	$24.37	$11.57	$0.00
Investment in portfolio shares, at cost	$88,839	$710,461	$257,363	$0

STATEMENT OF OPERATIONS
For the period ended December 31, 2006

	SUBACCOUNTS

	AST MFS Global Equity Portfolio	AST JPMorgan International Equity Portfolio	AST T. Rowe Price Global Bond Portfolio	AIM V.I. Premier Equity Fund

INVESTMENT INCOME
Dividend income	$43	$1,737	$494	$0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	25	339	110	4,370

NET INVESTMENT INCOME (LOSS)	18	1,398	384	(4,370)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	700	0	301	0
Realized gain (loss) on shares redeemed	385	2,302	938	168,534
Net change in unrealized gain (loss) on investments	5,051	67,497	6,192	(64,961)

NET GAIN (LOSS) ON INVESTMENTS	6,136	69,799	7,431	103,573

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,154	$71,197	$7,815	$99,203

The accompanying notes are an integral part of these financial statements.

A21

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005

	SUBACCOUNTS

	Prudential Money Market Portfolio		Prudential Diversified Bond Portfolio

	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

OPERATIONS
Net investment income (loss)	$7,620,970	$3,295,966	$3,834,508	$4,471,826
Capital gains distributions received	0	0	867,916	667,019
Realized gain (loss) on shares redeemed	0	0	(712,864)	123,445
Net change in unrealized gain (loss) on investments	0	0	(371,171)	(2,687,657)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	7,620,970	3,295,966	3,618,389	2,574,633

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	41,580,263	46,274,344	8,233,519	8,706,957
Policy loans	(457,829)	(1,800,212)	(510,751)	(233,046)
Policy loan repayments and interest	291,226	468,694	78,823	76,038
Surrenders, withdrawals and death benefits	(26,777,567)	(12,252,696)	(4,595,976)	(6,601,591)
Net transfers between other subaccounts or fixed rate option	37,545,364	(2,406,229)	(7,538,332)	597,421
Withdrawal and other charges	(9,424,934)	(9,946,209)	(4,336,673)	(4,691,219)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	42,756,523	20,337,692	(8,669,390)	(2,145,440)

TOTAL INCREASE (DECREASE) IN NET ASSETS	50,377,493	23,633,658	(5,051,001)	429,193

NET ASSETS
Beginning of period	158,650,146	135,016,488	91,954,170	91,524,977

End of period	$209,027,639	$158,650,146	$86,903,169	$91,954,170

Beginning units	112,502,114	101,072,327	45,623,554	44,852,781

Units issued	83,106,456	83,624,290	7,838,309	8,881,825
Units redeemed	(60,662,533)	(72,194,503)	(11,797,176)	(8,111,052)

Ending units	134,946,037	112,502,114	41,664,687	45,623,554

The accompanying notes are an integral part of these financial statements.

A22

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005

	SUBACCOUNTS

	Prudential Equity Portfolio		Prudential Flexible Managed Portfolio

	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

OPERATIONS
Net investment income (loss)	$419,093	$427,846	$56,050	$44,072
Capital gains distributions received	0	0	63,481	0
Realized gain (loss) on shares redeemed	3,083,566	1,078,836	54,993	20,324
Net change in unrealized gain (loss) on investments	2,823,999	6,039,622	282,530	81,052

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,326,658	7,546,304	457,054	145,448

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	10,145,626	10,094,935	339,156	352,939
Policy loans	(596,255)	(407,875)	(4,042)	(12,990)
Policy loan repayments and interest	62,751	44,280	5,565	4,664
Surrenders, withdrawals and death benefits	(5,321,398)	(2,573,258)	(244,823)	(43,664)
Net transfers between other subaccounts or fixed rate option	(15,475,356)	4,150,753	(182,293)	165,823
Withdrawal and other charges	(5,202,223)	(5,119,456)	(121,984)	(130,193)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(16,386,855)	6,189,379	(208,421)	336,579

TOTAL INCREASE (DECREASE) IN NET ASSETS	(10,060,197)	13,735,683	248,633	482,027

NET ASSETS
Beginning of period	74,885,307	61,149,624	4,257,132	3,775,105

End of period	$64,825,110	$74,885,307	$4,505,765	$4,257,132

Beginning units	44,549,096	38,699,197	3,345,352	3,029,971

Units issued	10,834,081	17,817,137	367,861	600,267
Units redeemed	(18,200,217)	(11,967,238)	(505,317)	(284,886)

Ending units	37,182,960	44,549,096	3,207,896	3,345,352

The accompanying notes are an integral part of these financial statements.

A23

SUBACCOUNTS (Continued)

Prudential Conservative Balanced Portfolio		Prudential High Yield Bond Portfolio		Prudential Stock Index Portfolio

01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

$1,033,370	$1,118,901	$645,706	$585,375	$2,227,698	$2,212,768
107,204	618,199	0	0	575,014	4,925,036
311,703	231,637	(118,029)	(29,143)	3,738,659	1,506,585

1,987,382	(335,495)	291,020	(278,407)	19,881,795	(541,784)

3,439,659	1,633,242	818,697	277,825	26,423,166	8,102,605

490,286	686,638	2,306,702	2,301,039	23,315,751	23,296,190
(133,989)	(23,218)	(151,828)	(185,696)	(1,432,167)	(1,228,453)
31,120	33,339	26,068	8,317	589,257	361,322
(145,148)	(11,630,588)	(2,380,813)	(488,676)	(16,045,478)	(6,950,865)

(11,696,884)	1,055,092	119,152	229,627	(30,402,521)	(5,933,051)
(589,951)	(964,683)	(1,061,094)	(1,170,330)	(10,944,974)	(10,948,605)

(12,044,566)	(10,843,420)	(1,141,813)	694,281	(34,920,132)	(1,403,462)

(8,604,907)	(9,210,178)	(323,116)	972,106	(8,496,966)	6,699,143

49,125,581	58,335,759	9,284,901	8,312,795	208,637,275	201,938,132

$40,520,674	$49,125,581	$8,961,785	$9,284,901	$200,140,309	$208,637,275

22,180,516	25,514,928	6,876,987	6,416,328	128,179,403	126,516,251

3,478,072	4,802,566	2,261,263	2,525,502	23,710,672	31,567,026
(9,287,201)	(8,136,978)	(3,059,941)	(2,064,843)	(44,147,514)	(29,903,874)

16,371,387	22,180,516	6,078,309	6,876,987	107,742,561	128,179,403

The accompanying notes are an integral part of these financial statements.

A24

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005

	SUBACCOUNTS

	Prudential Value Portfolio		Prudential Natural Resources Portfolio

	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

OPERATIONS
Net investment income (loss)	$161,438	$117,686	$50,504	$(16,680)
Capital gains distributions received	591,603	0	590,838	219,910
Realized gain (loss) on shares redeemed	553,654	914,704	303,921	234,469
Net change in unrealized gain (loss) on investments	1,649,779	1,388,825	(177,646)	831,486

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,956,474	2,421,215	767,617	1,269,185

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,305,450	1,098,262	45,677	54,213
Policy loans	(243,691)	(16,484)	0	(1)
Policy loan repayments and interest	3,402	13,482	0	8
Surrenders, withdrawals and death benefits	(1,519,583)	(2,978,473)	(76,332)	(257,754)
Net transfers between other subaccounts or fixed rate option	1,941,039	187,042	42,071	155,516
Withdrawal and other charges	(466,001)	(442,213)	(64,251)	(54,841)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,020,616	(2,138,384)	(52,835)	(102,859)

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,977,090	282,831	714,782	1,166,326

NET ASSETS
Beginning of period	14,569,789	14,286,958	3,440,044	2,273,718

End of period	$18,546,879	$14,569,789	$4,154,826	$3,440,044

Beginning units	6,521,346	7,805,399	378,012	387,223

Units issued	2,081,490	2,059,990	63,765	78,905
Units redeemed	(1,428,465)	(3,344,043)	(65,911)	(88,116)

Ending units	7,174,371	6,521,346	375,866	378,012

The accompanying notes are an integral part of these financial statements.

A25

SUBACCOUNTS (Continued)

Prudential Global Portfolio		Prudential Government Income Portfolio		Prudential Jennison Portfolio

01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

$58,877	$34,882	$2,983,608	$2,864,056	$(1,901)	$(82,817)
0	0	0	0	0	0
1,205,168	341,566	(79,797)	(372,801)	1,135,190	488,888

1,831,676	2,022,275	(750,768)	(1,053,506)	(348,369)	5,272,981

3,095,721	2,398,723	2,153,043	1,437,749	784,920	5,679,052

3,052,431	2,743,412	0	0	10,681,272	10,177,498
(221,201)	(81,930)	(56,520)	(1,275,325)	(804,786)	(433,802)
80,340	59,193	50,599	33,955	140,061	101,427
(2,706,383)	(1,131,611)	(626)	(6,706,204)	(3,965,217)	(1,484,898)

(794,324)	68,064	55,318	(433,459)	230,036	594,117
(1,386,514)	(1,217,375)	(365,130)	(339,546)	(4,736,174)	(4,780,366)

(1,975,651)	439,753	(316,359)	(8,720,579)	1,545,192	4,173,976

1,120,070	2,838,476	1,836,684	(7,282,830)	2,330,112	9,853,028

17,159,800	14,321,324	69,208,990	76,491,820	46,418,929	36,565,901

$18,279,870	$17,159,800	$71,045,674	$69,208,990	$48,749,041	$46,418,929

14,792,848	14,272,225	25,075,993	28,242,751	48,383,715	43,861,738

3,964,103	4,345,122	127,250	573,498	13,141,529	14,674,121
(5,663,520)	(3,824,499)	(240,339)	(3,740,256)	(12,413,746)	(10,152,144)

13,093,431	14,792,848	24,962,904	25,075,993	49,111,498	48,383,715

The accompanying notes are an integral part of these financial statements.

A26

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005

	SUBACCOUNTS

	Prudential Small Capitalization		T. Rowe Price International
	Stock Portfolio		Stock Portfolio

	01/01/2006	01/01/2005	01/01/2006	01/01/2005
	to	to	to	to
	12/31/2006	12/31/2005	12/31/2006	12/31/2005

OPERATIONS
Net investment income (loss)	$639	$4,926	$52,070	$84,934
Capital gains distributions received	1,238,388	1,394,371	26,739	25,128
Realized gain (loss) on shares redeemed	212,272	137,134	714,630	135,587
Net change in unrealized gain (loss) on investments	2,076,243	34,815	633,390	822,937

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,527,542	1,571,246	1,426,829	1,068,586

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	28,070	21,737	516,957	494,248
Policy loans	0	0	(86,171)	(24,922)
Policy loan repayments and interest	0	0	40,456	17,913
Surrenders, withdrawals and death benefits	0	0	(1,568,409)	(125,463)
Net transfers between other subaccounts or fixed rate option	53,474	418,962	136,606	428,013
Withdrawal and other charges	(245,123)	(228,058)	(217,885)	(221,499)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(163,579)	212,641	(1,178,446)	568,290

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,363,963	1,783,887	248,383	1,636,876

NET ASSETS
Beginning of period	25,327,987	23,544,100	7,877,220	6,240,344

End of period	$28,691,950	$25,327,987	$8,125,603	$7,877,220

Beginning units	7,320,883	7,256,037	7,623,831	7,022,102

Units issued	113,753	197,894	1,482,060	1,639,280
Units redeemed	(159,155)	(133,048)	(2,500,298)	(1,037,551)

Ending units	7,275,481	7,320,883	6,605,593	7,623,831

The accompanying notes are an integral part of these financial statements.

A27

SUBACCOUNTS (Continued)

Janus Aspen Large Cap Growth
Portfolio - Institutional Shares		MFS Emerging Growth Series		American Century VP Value Fund

01/01/2006	01/01/2005	01/01/2006	01/01/2005	01/01/2006	01/01/2005
to	to	to	to	to	to
12/31/2006	12/31/2005	12/31/2006	12/31/2005	12/31/2006	12/31/2005

$(6,272)	$(13,282)	$(14,521)	$(16,486)	$88,602	$30,292
0	0	0	0	951,386	1,058,397
149,121	37,918	72,304	(258,722)	179,684	116,959

336,862	163,212	198,043	526,266	549,322	(725,343)

479,711	187,848	255,826	251,058	1,768,994	480,305

543,895	644,839	159,179	373,107	574,982	700,782
(27,261)	(16,790)	(45,697)	(17,664)	(10,567)	(24,013)
21,781	33,070	20,578	740	1,699	852
(467,953)	(483,832)	(2,139,825)	(487,168)	(535,365)	(456,800)

(1,103,962)	(307,535)	31,284	(665,102)	(1,397,892)	1,119,270
(241,238)	(275,122)	(78,930)	(119,457)	(179,375)	(200,941)

(1,274,738)	(405,370)	(2,053,411)	(915,544)	(1,546,518)	1,139,150

(795,027)	(217,522)	(1,797,585)	(664,486)	222,476	1,619,455

5,587,564	5,805,086	3,843,585	4,508,071	11,077,562	9,458,107

$4,792,537	$5,587,564	$2,046,000	$3,843,585	$11,300,038	$11,077,562

7,562,485	8,094,772	5,485,360	6,854,795	6,834,380	6,078,843

993,360	1,438,853	465,966	639,389	418,779	1,199,880
(2,569,202)	(1,971,140)	(2,949,755)	(2,008,824)	(1,329,378)	(444,343)

5,986,643	7,562,485	3,001,571	5,485,360	5,923,781	6,834,380

The accompanying notes are an integral part of these financial statements.

A28

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005

	SUBACCOUNTS

	Franklin Small-Mid Cap Growth Securities Fund		American Century VP Income & Growth Fund

	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

OPERATIONS
Net investment income (loss)	$(23,165)	$(27,949)	$24,514	$63,159
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	663,345	546,233	52,894	363,795
Net change in unrealized gain (loss) on investments	(48,831)	(199,470)	172,976	(310,769)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	591,349	318,814	250,384	116,185

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	380,440	400,952	95,317	95,774
Policy loans	(206,316)	(30,608)	0	0
Policy loan repayments and interest	31,746	980	0	0
Surrenders, withdrawals and death benefits	(2,523,758)	(2,450,188)	(226,795)	(1,238,367)
Net transfers between other subaccounts or fixed rate option	(71,015)	(190,404)	299,515	(759,345)
Withdrawal and other charges	(127,650)	(200,630)	(27,756)	(57,272)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(2,516,553)	(2,469,898)	140,281	(1,959,210)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,925,204)	(2,151,084)	390,665	(1,843,025)

NET ASSETS
Beginning of period	7,043,000	9,194,084	1,322,438	3,165,463

End of period	$5,117,796	$7,043,000	$1,713,103	$1,322,438

Beginning units	8,854,866	12,067,460	1,232,238	3,079,514

Units issued	711,862	2,270,518	439,889	721,640
Units redeemed	(3,613,717)	(5,483,112)	(306,114)	(2,568,916)

Ending units	5,953,011	8,854,866	1,366,013	1,232,238

The accompanying notes are an integral part of these financial statements.

A29

SUBACCOUNTS (Continued)

Prudential SP T.Rowe Price Large-Cap Growth Portfolio		Prudential SP Davis Value Portfolio		Dreyfus MidCap Stock Portfolio

01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

$(23,570)	$(20,665)	$186,890	$173,405	$10,147	$(5,116)
1,173,356	0	580,775	2,755,364	562,232	9,416
76,763	190,584	460,376	514,633	276,982	30,246

(630,771)	1,161,193	4,239,706	(674,265)	(527,425)	273,183

595,778	1,331,112	5,467,747	2,769,137	321,936	307,729

2,682,239	2,481,060	9,610,240	8,629,754	49,779	35,868
(133,956)	(102,740)	(552,784)	(363,407)	(45,402)	0
14,711	37,218	107,532	158,131	346	0
(739,688)	(1,885,662)	(1,439,157)	(1,498,069)	(3,313,758)	(13,190)

493,045	173,922	1,512,088	1,428,773	28,059	816,821
(1,114,325)	(1,123,625)	(4,103,823)	(4,097,939)	(28,087)	(43,285)

1,202,026	(419,827)	5,134,096	4,257,243	(3,309,063)	796,214

1,797,804	911,285	10,601,843	7,026,380	(2,987,127)	1,103,943

9,170,237	8,258,952	34,152,990	27,126,610	3,439,399	2,335,456

$10,968,041	$9,170,237	$44,754,833	$34,152,990	$452,272	$3,439,399

9,205,742	10,311,707	26,836,137	23,360,351	2,546,552	1,883,994

3,716,197	4,282,918	9,262,168	9,743,214	61,947	985,841
(2,625,411)	(5,388,883)	(5,638,082)	(6,267,428)	(2,297,079)	(323,283)

10,296,528	9,205,742	30,460,223	26,836,137	311,420	2,546,552

The accompanying notes are an integral part of these financial statements.

A30

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005

	SUBACCOUNTS

	Dreyfus Developing Leaders Portfolio		Prudential SP Small Cap Value Portfolio

	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

OPERATIONS
Net investment income (loss)	$11,567	$(7,752)	$79,613	$57,145
Capital gains distributions received	373,173	0	5,008,268	2,748,572
Realized gain (loss) on shares redeemed	336,727	84,288	141,143	524,336
Net change in unrealized gain (loss) on investments	(529,702)	146,061	(840,376)	(2,098,925)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	191,765	222,597	4,388,648	1,231,128

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	367,343	431,779	8,872,929	8,418,966
Policy loans	(139,059)	0	(565,482)	(382,481)
Policy loan repayments and interest	1,464	0	134,663	144,653
Surrenders, withdrawals and death benefits	(1,386,521)	(84,319)	(1,434,888)	(1,323,294)
Net transfers between other subaccounts or fixed rate option	(778,426)	267,251	439,463	1,189,455
Withdrawal and other charges	(93,888)	(88,720)	(3,981,984)	(4,048,905)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(2,029,087)	525,991	3,464,701	3,998,394

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,837,322)	748,588	7,853,349	5,229,522

NET ASSETS
Beginning of period	4,376,703	3,628,115	29,146,807	23,917,285

End of period	$2,539,381	$4,376,703	$37,000,156	$29,146,807

Beginning units	6,876,311	6,019,470	19,661,573	16,697,840

Units issued	1,143,343	2,000,005	6,971,164	7,972,358
Units redeemed	(4,167,555)	(1,143,164)	(4,628,566)	(5,008,625)

Ending units	3,852,099	6,876,311	22,004,171	19,661,573

The accompanying notes are an integral part of these financial statements.

A31

SUBACCOUNTS (Continued)

Goldman Sachs Structured Small Cap Equity Fund		AIM V.I. Utilities Fund		AIM V.I. Technology Fund

01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

$7,723	$837	$813	$13,385	$(1,061)	$(1,005)
131,101	190,488	792	0	0	0
153,655	50,402	64,524	1,510	14,024	29,400

(60,125)	(117,382)	(27,554)	32,408	46,994	(8,824)

232,354	124,345	38,575	47,303	59,957	19,571

267,956	322,549	13,847	4,652	1,438	0
(6,057)	(6,324)	0	0	0	0
0	0	0	0	0	0
(244,739)	(98,784)	(616,988)	(385)	(10,854)	(1,819)

(591,420)	121,084	(7,984)	558,443	(10,667)	(241,758)
(119,835)	(122,894)	(4,190)	(4,013)	(4,993)	(6,568)

(694,095)	215,631	(615,315)	558,697	(25,076)	(250,145)

(461,741)	339,976	(576,740)	606,000	34,881	(230,574)

2,417,376	2,077,400	617,506	11,506	545,592	776,166

$1,955,635	$2,417,376	$40,766	$617,506	$580,473	$545,592

1,559,034	1,418,263	707,776	15,378	1,936,715	2,810,465

182,492	322,559	27,114	726,591	205,381	981,902
(615,883)	(181,788)	(697,573)	(34,193)	(272,979)	(1,855,652)

1,125,643	1,559,034	37,317	707,776	1,869,117	1,936,715

The accompanying notes are an integral part of these financial statements.

A32

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005

	SUBACCOUNTS

	Prudential SP Small-Cap Growth Portfolio		Janus Aspen Mid-Cap Growth Portfolio - Service Shares

	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

OPERATIONS
Net investment income (loss)	$(16,266)	$(12,367)	$(1,578)	$(6,140)
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	100,886	39,628	371,753	658,492
Net change in unrealized gain (loss) on investments	612,260	121,345	(203,481)	(358,731)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	696,880	148,606	166,694	293,621

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,959,078	1,723,207	121,085	16,785
Policy loans	(131,156)	(70,436)	(30,678)	(525)
Policy loan repayments and interest	28,888	36,704	35,349	450
Surrenders, withdrawals and death benefits	(472,299)	(170,676)	(1,224,322)	(2,112,882)
Net transfers between other subaccounts or fixed rate option	307,936	345,330	799,101	(252,893)
Withdrawal and other charges	(837,932)	(808,911)	(29,861)	(60,644)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	854,515	1,055,218	(329,326)	(2,409,709)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,551,395	1,203,824	(162,632)	(2,116,088)

NET ASSETS
Beginning of period	5,517,877	4,314,053	1,364,253	3,480,341

End of period	$7,069,272	$5,517,877	$1,201,621	$1,364,253

Beginning units	5,892,432	4,798,680	2,285,066	6,517,859

Units issued	2,524,636	2,676,875	1,765,320	1,805,349
Units redeemed	(1,822,413)	(1,583,123)	(2,271,761)	(6,038,142)

Ending units	6,594,655	5,892,432	1,778,625	2,285,066

The accompanying notes are an integral part of these financial statements.

A33

SUBACCOUNTS (Continued)

Janus Aspen Balanced Portfolio - Service Shares		Oppenheimer MidCap Fund/VA		Prudential SP PIMCO Total Return Portfolio

01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

$352,647	$412,123	$(4,713)	$(2,392)	$1,632,926	$1,912,179
0	0	0	0	0	711,958
657,340	77,385	41,516	21,650	(269,060)	17,101

1,079,261	1,080,265	(7,051)	137,730	(92,991)	(1,744,299)

2,089,248	1,569,773	29,752	156,988	1,270,875	896,939

44,073	54,990	210,139	268,026	7,447,475	7,718,287
0	0	0	0	(387,898)	(279,402)
0	0	0	0	241,392	44,517
(3,708,376)	(16,574)	(52,451)	(46,061)	(8,224,676)	(5,740,990)

946,506	430,396	1,359,266	3,240	754,763	3,886,075
(414,320)	(405,919)	(52,614)	(43,812)	(3,186,888)	(3,354,955)

(3,132,117)	62,893	1,464,340	181,393	(3,355,832)	2,273,532

(1,042,869)	1,632,666	1,494,092	338,381	(2,084,957)	3,170,471

22,771,802	21,139,136	1,348,055	1,009,674	43,674,846	40,504,375

$21,728,933	$22,771,802	$2,842,147	$1,348,055	$41,589,889	$43,674,846

19,794,338	19,744,023	2,066,935	1,730,227	32,938,377	30,947,725

856,713	972,099	2,587,815	516,579	7,586,221	10,945,720
(3,509,937)	(921,784)	(402,776)	(179,871)	(10,191,440)	(8,955,068)

17,141,114	19,794,338	4,251,974	2,066,935	30,333,158	32,938,377

The accompanying notes are an integral part of these financial statements.

A34

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005

	SUBACCOUNTS

	Prudential SP PIMCO		Janus Aspen Large Cap
	High Yield Portfolio		Growth Portfolio - Service Shares

	01/01/2006	01/01/2005	01/01/2006	01/01/2005
	to	to	to	to
	12/31/2006	12/31/2005	12/31/2006	12/31/2005

OPERATIONS
Net investment income (loss)	$574,259	$482,516	$706	$(1,973)
Capital gains distributions received	78,811	92,983	0	0
Realized gain (loss) on shares redeemed	14,375	44,961	46,668	25,747
Net change in unrealized gain (loss) on investments	49,556	(317,766)	165,754	43,172

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	717,001	302,694	213,128	66,946

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,186,555	2,028,448	562,049	627,229
Policy loans	(74,381)	(101,617)	(35,101)	(28,354)
Policy loan repayments and interest	7,863	40,993	4,582	4,158
Surrenders, withdrawals and death benefits	(2,089,929)	(265,999)	(69,974)	(98,781)
Net transfers between other subaccounts or fixed rate option	(71,364)	1,237,465	(166,651)	72,276
Withdrawal and other charges	(973,513)	(935,566)	(254,827)	(291,353)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,014,769)	2,003,724	40,078	285,175

TOTAL INCREASE (DECREASE) IN NET ASSETS	(297,768)	2,306,418	253,206	352,121

NET ASSETS
Beginning of period	8,696,757	6,390,339	1,929,295	1,577,174

End of period	$8,398,989	$8,696,757	$2,182,501	$1,929,295

Beginning units	6,202,786	4,685,253	2,099,433	1,780,789

Units issued	2,125,534	2,824,752	624,474	904,341
Units redeemed	(2,772,500)	(1,307,219)	(581,597)	(585,697)

Ending units	5,555,820	6,202,786	2,142,310	2,099,433

The accompanying notes are an integral part of these financial statements.

A35

SUBACCOUNTS (Continued)

Prudential SP Large		Prudential SP AIM Core		Prudential SP Strategic Partners
Cap Value Portfolio		Equity Portfolio		Focused Growth Portfolio

01/01/2006	01/01/2005	01/01/2006	01/01/2005	01/01/2006	01/01/2005
to	to	to	to	to	to
12/31/2006	12/31/2005	12/31/2006	12/31/2005	12/31/2006	12/31/2005

$110,774	$42,628	$18,339	$14,648	$(8,404)	$(6,482)
526,333	197,294	171,096	0	204,956	0
220,820	270,973	33,578	34,979	51,323	25,681

1,212,534	84,576	290,509	72,892	(263,525)	343,928

2,070,461	595,471	513,522	122,519	(15,650)	363,127

3,851,610	3,255,986	959,499	813,119	947,263	842,843
(233,916)	(91,598)	(32,796)	(25,482)	(45,753)	(16,706)
27,167	19,432	5,191	2,334	2,370	732
(923,179)	(662,781)	(139,108)	(148,672)	(119,662)	(66,970)

621,164	1,476,785	349,474	483,381	60,551	367,175
(1,714,618)	(1,541,178)	(440,865)	(381,293)	(426,015)	(352,153)

1,628,228	2,456,646	701,395	743,387	418,754	774,921

3,698,689	3,052,117	1,214,917	865,906	403,104	1,138,048

10,689,052	7,636,935	2,910,284	2,044,378	2,986,227	1,848,179

$14,387,741	$10,689,052	$4,125,201	$2,910,284	$3,389,331	$2,986,227

8,468,277	6,476,373	2,671,882	1,960,344	2,655,701	1,917,342

3,800,181	4,332,807	1,201,845	1,309,596	1,201,575	1,250,731
(2,632,915)	(2,340,903)	(606,763)	(598,058)	(849,951)	(512,372)

9,635,543	8,468,277	3,266,964	2,671,882	3,007,325	2,655,701

The accompanying notes are an integral part of these financial statements.

A36

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005

	SUBACCOUNTS

	Prudential SP Mid Cap Growth Portfolio		SP Prudential U.S. Emerging Growth Portfolio

	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

OPERATIONS
Net investment income (loss)	$(38,664)	$(29,529)	$(51,247)	$(34,771)
Capital gains distributions received	0	0	1,390,124	1,640,413
Realized gain (loss) on shares redeemed	254,228	217,127	204,047	149,335
Net change in unrealized gain (loss) on investments	(533,942)	980,076	130,877	820,518

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(318,378)	1,167,674	1,673,801	2,575,495

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4,864,243	4,217,570	5,943,636	4,684,108
Policy loans	(305,281)	(273,857)	(315,329)	(237,359)
Policy loan repayments and interest	53,761	106,981	94,169	81,354
Surrenders, withdrawals and death benefits	(888,102)	(588,860)	(798,185)	(516,632)
Net transfers between other subaccounts or fixed rate option	(332,883)	3,849,871	1,236,047	3,070,825
Withdrawal and other charges	(2,087,702)	(2,036,195)	(2,629,963)	(2,306,818)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,304,036	5,275,510	3,530,375	4,775,478

TOTAL INCREASE (DECREASE) IN NET ASSETS	985,658	6,443,184	5,204,176	7,350,973

NET ASSETS
Beginning of period	14,151,994	7,708,810	16,696,935	9,345,962

End of period	$15,137,652	$14,151,994	$21,901,111	$16,696,935

Beginning units	16,521,636	9,615,603	13,419,551	8,887,756

Units issued	5,950,238	11,374,699	5,817,761	7,869,603
Units redeemed	(4,691,640)	(4,468,666)	(3,361,465)	(3,337,808)

Ending units	17,780,234	16,521,636	15,875,847	13,419,551

The accompanying notes are an integral part of these financial statements.

A37

SUBACCOUNTS (Continued)

Prudential SP Conservative Asset Allocation Portfolio		Prudential SP Balanced Asset Allocation Portfolio		Prudential SP Growth Asset Allocation Portfolio

01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

$238,367	$63,866	$720,056	$145,853	$766,575	$109,656
113,171	205,698	506,801	745,238	709,057	1,134,575
128,904	59,456	476,665	300,217	624,795	362,929

169,420	51,539	1,852,524	668,310	4,643,659	1,783,162

649,862	380,559	3,556,046	1,859,618	6,744,086	3,390,322

2,489,046	2,349,658	13,226,357	10,932,248	25,678,338	19,328,984
(152,484)	(54,148)	(254,043)	(404,628)	(1,002,294)	(586,364)
22,897	3,079	56,587	82,865	150,561	98,841
(599,022)	(259,828)	(2,332,659)	(641,787)	(2,247,720)	(825,291)

(132,422)	762,463	2,670,672	3,517,442	5,421,527	4,473,354
(1,344,148)	(1,280,628)	(6,549,182)	(5,531,038)	(11,838,418)	(9,405,761)

283,867	1,520,596	6,817,732	7,955,102	16,161,994	13,083,763

933,729	1,901,155	10,373,778	9,814,720	22,906,080	16,474,085

7,613,853	5,712,698	30,116,140	20,301,420	43,776,640	27,302,555

$8,547,582	$7,613,853	$40,489,918	$30,116,140	$66,682,720	$43,776,640

5,789,516	4,690,269	24,000,767	17,278,574	34,936,466	23,745,682

2,344,770	2,555,072	13,006,932	13,183,602	24,288,326	21,184,897
(1,920,260)	(1,455,825)	(7,730,159)	(6,461,409)	(12,103,941)	(9,994,113)

6,214,026	5,789,516	29,277,540	24,000,767	47,120,851	34,936,466

The accompanying notes are an integral part of these financial statements.

A38

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005

	SUBACCOUNTS

	Prudential SP Aggressive Growth Asset Allocation Portfolio		Janus Aspen International Growth Portfolio - Service Shares

	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

OPERATIONS
Net investment income (loss)	$252,841	$(11,719)	$92,860	$49,795
Capital gains distributions received	369,744	351,101	0	0
Realized gain (loss) on shares redeemed	243,714	142,706	1,669,523	775,362
Net change in unrealized gain (loss) on investments	1,552,876	728,747	1,052,040	827,262

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,419,175	1,210,835	2,814,423	1,652,419

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	9,474,188	6,961,804	457,104	140,436
Policy loans	(532,721)	(210,694)	0	0
Policy loan repayments and interest	47,522	234,879	0	0
Surrenders, withdrawals and death benefits	(722,682)	(194,460)	(3,181,074)	(2,312,700)
Net transfers between other subaccounts or fixed rate option	2,142,877	1,474,269	2,501,945	963,902
Withdrawal and other charges	(4,365,173)	(3,212,935)	(182,484)	(124,997)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	6,044,011	5,052,863	(404,509)	(1,333,359)

TOTAL INCREASE (DECREASE) IN NET ASSETS	8,463,186	6,263,698	2,409,914	319,060

NET ASSETS
Beginning of period	14,089,292	7,825,594	5,615,741	5,296,681

End of period	$22,552,478	$14,089,292	$8,025,655	$5,615,741

Beginning units	11,372,377	7,027,569	5,290,831	6,570,749

Units issued	9,181,669	7,965,650	2,749,750	1,925,804
Units redeemed	(4,676,309)	(3,620,842)	(2,873,440)	(3,205,722)

Ending units	15,877,737	11,372,377	5,167,141	5,290,831

The accompanying notes are an integral part of these financial statements.

A39

SUBACCOUNTS (Continued)

Prudential SP International Growth Portfolio		Prudential SP International Value Portfolio		M Financial Turner Core Growth Fund

01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

$123,464	$13,716	$182,950	$15,310	$7,069	$2,432
606,704	223,428	184,072	942,415	46,443	0
143,510	99,293	331,677	334,611	42,965	3,084

900,072	619,684	3,499,407	228,626	(21,434)	61,091

1,773,750	956,121	4,198,106	1,520,962	75,043	66,607

3,145,460	2,108,584	4,313,078	3,209,318	51,431	21,756
(101,799)	(81,781)	(355,430)	(265,644)	0	0
10,093	53,571	88,218	134,342	0	0
(467,955)	(120,784)	(850,620)	(647,986)	(8,859)	(4,762)

1,603,576	856,958	2,506,413	874,619	522,056	342,967
(1,253,058)	(997,988)	(1,827,708)	(1,667,361)	(46,569)	(34,888)

2,936,317	1,818,560	3,873,951	1,637,288	518,059	325,073

4,710,067	2,774,681	8,072,057	3,158,250	593,102	391,680

7,257,382	4,482,701	13,283,627	10,125,377	611,000	219,320

$11,967,449	$7,257,382	$21,355,684	$13,283,627	$1,204,102	$611,000

5,436,112	3,916,946	11,301,150	9,887,155	46,615	19,061

3,204,236	2,830,959	4,998,937	4,843,260	46,172	30,833
(1,498,060)	(1,311,793)	(2,656,475)	(3,429,265)	(8,134)	(3,279)

7,142,288	5,436,112	13,643,612	11,301,150	84,653	46,615

The accompanying notes are an integral part of these financial statements.

A40

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005

	SUBACCOUNTS

	M Financial Frontier Capital Appreciation Fund		M Financial Brandes International Equity Fund

	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

OPERATIONS
Net investment income (loss)	$0	$0	$27,031	$14,716
Capital gains distributions received	96,201	42,321	159,399	56,675
Realized gain (loss) on shares redeemed	24,891	3,885	50,451	4,887
Net change in unrealized gain (loss) on investments	(12,169)	14,334	147,320	28,424

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	108,923	60,540	384,201	104,702

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	73,396	39,055	99,758	63,946
Policy loans	0	0	0	0
Policy loan repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	(10,053)	(4,910)	(9,228)	(4,974)
Net transfers between other subaccounts or fixed rate option	393,797	163,230	750,501	358,367
Withdrawal and other charges	(59,865)	(47,846)	(94,765)	(72,190)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	397,275	149,529	746,266	345,149

TOTAL INCREASE (DECREASE) IN NET ASSETS	506,198	210,069	1,130,467	449,851

NET ASSETS
Beginning of period	557,663	347,594	1,100,999	651,148

End of period	$1,063,861	$557,663	$2,231,466	$1,100,999

Beginning units	42,867	30,761	76,567	50,060

Units issued	37,234	20,479	58,432	32,341
Units redeemed	(9,812)	(8,373)	(12,596)	(5,834)

Ending units	70,289	42,867	122,403	76,567

The accompanying notes are an integral part of these financial statements.

A41

SUBACCOUNTS (Continued)

M Financial Business Opportunity Value Fund		ProFund VP Asia 30 Fund		ProFund VP Banks Fund

01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

$2,196	$1,689	$(309)	$48	$(35)	$(3)
30,762	22,098	0	0	0	0
2,379	4,076	(1,777)	501	1,653	(551)

11,632	(8,181)	30	16	0	0

46,969	19,682	(2,056)	565	1,618	(554)

63,797	51,612	0	113	0	0
0	0	0	0	0	0
0	0	0	0	0	0
(8,387)	(4,848)	(6,955)	0	0	0

123,622	22,921	9,979	507	(1,567)	555
(42,885)	(38,427)	(797)	(870)	(46)	0

136,147	31,258	2,227	(250)	(1,613)	555

183,116	50,940	171	315	5	1

279,223	228,283	315	0	1	0

$462,339	$279,223	$486	$315	$6	$1

20,269	17,865	158	0	1	0

12,786	5,756	1,160,906	104,007	875,514	196,754
(3,586)	(3,352)	(1,160,889)	(103,849)	(875,511)	(196,753)

29,469	20,269	175	158	4	1

The accompanying notes are an integral part of these financial statements.

A42

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005

	SUBACCOUNTS

	ProFund VP Basic
	Materials Fund		ProFund VP Bear Fund

	01/01/2006	01/01/2005	01/01/2006	01/01/2005
	to	to	to	to
	12/31/2006	12/31/2005	12/31/2006	12/31/2005

OPERATIONS
Net investment income (loss)	$1,159	$(92)	$(117)	$(43)
Capital gains distributions received	0	3	0	0
Realized gain (loss) on shares redeemed	41,235	(1,094)	(17,954)	1,132
Net change in unrealized gain (loss) on investments	(2,185)	2,144	(99)	(4)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	40,209	961	(18,170)	1,085

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	247	112	835	0
Policy loans	0	0	0	0
Policy loan repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	(1)
Net transfers between other subaccounts or fixed rate option	(676,911)	637,459	53,763	9,700
Withdrawal and other charges	(478)	(2,022)	(2,090)	(1,811)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(677,142)	635,549	52,508	7,888

TOTAL INCREASE (DECREASE) IN NET ASSETS	(636,933)	636,510	34,338	8,973

NET ASSETS
Beginning of period	637,063	553	8,974	1

End of period	$130	$637,063	$43,312	$8,974

Beginning units	418,226	371	13,423	1

Units issued	1,666,657	1,039,174	8,049,037	925,225
Units redeemed	(2,084,809)	(621,319)	(7,992,254)	(911,803)

Ending units	74	418,226	70,206	13,423

The accompanying notes are an integral part of these financial statements.

A43

SUBACCOUNTS (Continued)

ProFund VP Biotechnology Fund		ProFund VP UltraBull Fund		ProFund VP Consumer Services Fund

01/01/2006	01/01/2005	01/01/2006	01/01/2005	01/01/2006	01/01/2005
to	to	to	to	to	to
12/31/2006	12/31/2005	12/31/2006	12/31/2005	12/31/2006	12/31/2005

$(120)	$(46)	$32	$(123)	$(11)	$(42)
0	1,408	2,074	3	0	0
(1,273)	3,356	14,930	20,163	807	5,852

(1,106)	(355)	(132)	(491)	0	0

(2,499)	4,363	16,904	19,552	796	5,810

8,567	8,507	94	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	(10,593)	0	(1)

30,347	205	63,030	(183,103)	(794)	(5,408)
(3,158)	(2,463)	(1,676)	(1,361)	0	(395)

35,756	6,249	61,448	(195,057)	(794)	(5,804)

33,257	10,612	78,352	(175,505)	2	6

17,570	6,958	13	175,518	6	0

$50,827	$17,570	$78,365	$13	$8	$6

9,917	4,672	7	102,473	5	0

74,510	152,159	2,492,636	4,271,275	646,894	460,205
(54,436)	(146,914)	(2,456,233)	(4,373,741)	(646,893)	(460,200)

29,991	9,917	36,410	7	6	5

The accompanying notes are an integral part of these financial statements.

A44

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005

	SUBACCOUNTS

	ProFund VP Consumer Goods Fund		ProFund VP Oil & Gas Fund

	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

OPERATIONS
Net investment income (loss)	$(25)	$(42)	$(333)	$(73)
Capital gains distributions received	0	0	31,323	395
Realized gain (loss) on shares redeemed	(189)	5,518	42,082	11,122
Net change in unrealized gain (loss) on investments	13	0	(405)	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(201)	5,476	72,667	11,444

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	117	60	0	0
Policy loans	0	0	0	0
Policy loan repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	(8,045)	(1)
Net transfers between other subaccounts or fixed rate option	933	(5,070)	(46,349)	(8,767)
Withdrawal and other charges	(232)	(439)	(3,509)	(2,673)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	818	(5,449)	(57,903)	(11,441)

TOTAL INCREASE (DECREASE) IN NET ASSETS	617	27	14,764	3

NET ASSETS
Beginning of period	27	0	4	1

End of period	$644	$27	$14,768	$4

Beginning units	22	0	2	1

Units issued	947,391	418,232	2,924,704	1,015,115
Units redeemed	(946,951)	(418,210)	(2,918,803)	(1,015,114)

Ending units	462	22	5,903	2

The accompanying notes are an integral part of these financial statements.

A45

SUBACCOUNTS (Continued)

ProFund VP Europe 30 Fund		ProFund VP Financials Fund		ProFund VP Health Care Fund

01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

$(261)	$(23)	$80	$111	$(124)	$(108)
530	6,316	0	0	0	0
16,138	(7,551)	7,865	6,747	(14,311)	3,112

177	(586)	4,716	(3,897)	253	(18)

16,584	(1,844)	12,661	2,961	(14,182)	2,986

973	1,738	22,709	22,499	14,155	14,104
0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0

(10,215)	26,276	(651,637)	630,096	9,581	(10,736)
(5,448)	(6,633)	(2,743)	(4,846)	(3,085)	(2,579)

(14,690)	21,381	(631,671)	647,749	20,651	789

1,894	19,537	(619,010)	650,710	6,469	3,775

29,168	9,631	669,249	18,539	25,016	21,241

$31,062	$29,168	$50,239	$669,249	$31,485	$25,016

17,257	6,144	469,543	13,491	20,217	18,154

1,989,254	1,173,253	594,906	1,114,008	1,000,407	781,541
(1,990,832)	(1,162,140)	(1,034,338)	(657,956)	(996,389)	(779,478)

15,679	17,257	30,111	469,543	24,235	20,217

The accompanying notes are an integral part of these financial statements.

A46

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005

	SUBACCOUNTS

	ProFund VP Industrials Fund		ProFund VP Internet Fund

	01/01/2006	01/01/2005	01/01/2006	01/01/2005
	to	to	to	to
	12/31/2006	12/31/2005	12/31/2006	12/31/2005

OPERATIONS
Net investment income (loss)	$(7)	$(1)	$(10)	$(8)
Capital gains distributions received	0	0	57	0
Realized gain (loss) on shares redeemed	437	(688)	1,115	462
Net change in unrealized gain (loss) on investments	0	0	(42)	(223)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	430	(689)	1,120	231

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	0	1	132	1
Policy loans	0	0	0	0
Policy loan repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	(1)	0	0	0
Net transfers between other subaccounts or fixed rate option	(268)	689	(2,944)	(6,882)
Withdrawal and other charges	(161)	0	(182)	(209)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(430)	690	(2,994)	(7,090)

TOTAL INCREASE (DECREASE) IN NET ASSETS	0	1	(1,874)	(6,859)

NET ASSETS
Beginning of period	1	0	2,729	9,588

End of period	$1	$1	$855	$2,729

Beginning units	1	0	1,466	5,520

Units issued	20,174	113,623	491,345	114,563
Units redeemed	(20,174)	(113,622)	(492,357)	(118,617)

Ending units	1	1	454	1,466

The accompanying notes are an integral part of these financial statements.

A47

SUBACCOUNTS (Continued)

		ProFund VP Mid-Cap		ProFund VP Mid-Cap
ProFund VP Japan Fund		Growth Fund		Value Fund

01/01/2006	01/01/2005	01/01/2006	01/01/2005	01/01/2006	01/01/2005
to	to	to	to	to	to
12/31/2006	12/31/2005	12/31/2006	12/31/2005	12/31/2006	12/31/2005

$73	$(40)	$(11)	$(41)	$(71)	$(79)
4,522	0	150	289	3,155	1,832
(4,714)	4,377	(1,004)	458	(9,898)	906

(2,187)	2,607	78	(1,833)	(776)	(794)

(2,306)	6,944	(787)	(1,127)	(7,590)	1,865

321	0	493	248	340	0
0	0	0	0	0	0
0	0	0	0	0	0
0	(80)	0	(10,662)	0	(15,110)

(48,881)	61,993	(4,111)	(7,198)	9,182	1,508
(2,848)	(3,043)	(1,412)	(2,381)	(3,127)	(5,288)

(51,408)	58,870	(5,030)	(19,993)	6,395	(18,890)

(53,714)	65,814	(5,817)	(21,120)	(1,195)	(17,025)

65,814	0	9,262	30,382	19,993	37,018

$12,100	$65,814	$3,445	$9,262	$18,798	$19,993

31,276	0	6,049	22,015	11,757	23,637

782,626	220,235	147,760	329,402	779,129	357,569
(808,700)	(188,959)	(151,640)	(345,368)	(781,018)	(369,449)

5,202	31,276	2,169	6,049	9,868	11,757

The accompanying notes are an integral part of these financial statements.

A48

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005

	SUBACCOUNTS

	ProFund VP Money Market Fund		ProFund VP OTC Fund

	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

OPERATIONS
Net investment income (loss)	$65,292	$25,907	$(459)	$(55)
Capital gains distributions received	0	0	0	567
Realized gain (loss) on shares redeemed	0	0	(2,145)	(13)
Net change in unrealized gain (loss) on investments	0	0	(1,783)	1,067

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	65,292	25,907	(4,387)	1,566

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	445,620	442,661	60,414	52,391
Policy loans	0	0	0	0
Policy loan repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	(350,205)	(44)	0	0
Net transfers between other subaccounts or fixed rate option	1,251,348	(125,306)	0	0
Withdrawal and other charges	(102,178)	(125,164)	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,244,585	192,147	60,414	52,391

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,309,877	218,054	56,027	53,957

NET ASSETS
Beginning of period	1,495,813	1,277,759	71,102	17,145

End of period	$2,805,690	$1,495,813	$127,129	$71,102

Beginning units	1,479,289	1,282,994	46,711	11,256

Units issued	30,658,543	27,673,571	1,732,696	490,051
Units redeemed	(29,454,040)	(27,477,276)	(1,700,019)	(454,596)

Ending units	2,683,792	1,479,289	79,388	46,711

The accompanying notes are an integral part of these financial statements.

A49

SUBACCOUNTS (Continued)

ProFund VP Pharmaceuticals Fund		ProFund VP Precious Metals Fund		ProFund VP Real Estate Fund

01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

$(6)	$(11)	$3,088	$(52)	$146	$1,828
0	0	0	0	2,230	0
(1,224)	205	19,006	6,837	9,152	(2,120)

3	3	558	(556)	1,491	(1,071)

(1,227)	197	22,652	6,229	13,019	(1,363)

115	111	0	0	11,193	11,610
0	0	0	0	0	0
0	0	0	0	0	0
0	0	(8,259)	(28,416)	0	0

1,329	(102)	(56,420)	69,580	5,896	6,038
(165)	(150)	(2,298)	(2,481)	(4,699)	(4,509)

1,279	(141)	(66,977)	38,683	12,390	13,139

52	56	(44,325)	44,912	25,409	11,776

56	0	44,912	0	30,679	18,903

$108	$56	$587	$44,912	$56,088	$30,679

63	0	24,811	0	17,562	11,522

332,363	384,955	2,014,927	670,435	770,037	1,657,044
(332,318)	(384,892)	(2,039,435)	(645,624)	(763,305)	(1,651,004)

108	63	303	24,811	24,294	17,562

The accompanying notes are an integral part of these financial statements.

A50

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005

	SUBACCOUNTS

	ProFund VP Rising Rates		ProFund VP
	Opportunity Fund		Semiconductor Fund

	01/01/2006	01/01/2005	01/01/2006	01/01/2005
	to	to	to	to
	12/31/2006	12/31/2005	12/31/2006	12/31/2005

OPERATIONS
Net investment income (loss)	$6,194	$(48)	$0	$(6)
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	554	(5,581)	(272)	1,048
Net change in unrealized gain (loss) on investments	89	748	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,837	(4,881)	(272)	1,042

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	763	17	0	2
Policy loans	0	0	0	0
Policy loan repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	(9,215)	(279)	0
Net transfers between other subaccounts or fixed rate option	(8,988)	(3,433)	562	(928)
Withdrawal and other charges	(264)	(2,754)	(11)	(115)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(8,489)	(15,385)	272	(1,041)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,652)	(20,266)	0	1

NET ASSETS
Beginning of period	1,665	21,931	1	0

End of period	$13	$1,665	$1	$1

Beginning units	2,281	27,603	1	0

Units issued	6,545,379	673,382	8,077	29,811
Units redeemed	(6,547,644)	(698,704)	(8,077)	(29,810)

Ending units	16	2,281	1	1

The accompanying notes are an integral part of these financial statements.

A51

SUBACCOUNTS (Continued)

ProFund VP		ProFund VP Short		ProFund VP
Short OTC Fund		Small-Cap Fund		Small-Cap Fund

01/01/2006	01/01/2005	01/01/2006	01/01/2005	01/01/2006	01/01/2005
to	to	to	to	to	to
12/31/2006	12/31/2005	12/31/2006	12/31/2005	12/31/2006	12/31/2005

$(364)	$(2,365)	$(84)	$(23)	$(175)	$(27)
0	0	0	0	1,304	0
(31,789)	(120,409)	(20,248)	3,105	5,525	2,017

(467)	218,177	(457)	457	3,924	(145)

(32,620)	95,403	(20,789)	3,539	10,578	1,845

0	0	830	0	0	9
0	0	0	0	0	0
0	0	0	0	0	0
(59,053)	(50,784)	0	(1,069)	0	0

170,023	(1,144,950)	(198,532)	160,046	164,709	2,470
(59,417)	(18,514)	(4,893)	(189)	(50,131)	(9,444)

51,553	(1,214,248)	(202,595)	158,788	114,578	(6,965)

18,933	(1,118,845)	(223,384)	162,327	125,156	(5,120)

17,601	1,136,446	223,392	61,065	9	5,129

$36,534	$17,601	$8	$223,392	$125,165	$9

31,176	2,024,127	365,857	96,846	5	3,132

10,417,481	1,088,651	2,985,026	1,140,692	362,022	111,426
(10,382,874)	(3,081,602)	(3,350,868)	(871,681)	(296,915)	(114,553)

65,783	31,176	15	365,857	65,112	5

The accompanying notes are an integral part of these financial statements.

A52

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005

	SUBACCOUNTS

	ProFund VP Small Cap-Growth Fund		ProFund VP Small-Cap Value Fund

	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

OPERATIONS
Net investment income (loss)	$(17)	$(25)	$(5)	$(19)
Capital gains distributions received	1,382	0	0	59
Realized gain (loss) on shares redeemed	2,865	(208)	(493)	598
Net change in unrealized gain (loss) on investments	(692)	(709)	0	(1,199)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,538	(942)	(498)	(561)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	564	572	0	1,259
Policy loans	0	0	0	0
Policy loan repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	(8,527)	0	(11,628)
Net transfers between other subaccounts or fixed rate option	896	(6,134)	524	(1,847)
Withdrawal and other charges	(5,587)	(2,001)	(26)	(658)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(4,127)	(16,090)	498	(12,874)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(589)	(17,032)	0	(13,435)

NET ASSETS
Beginning of period	6,308	23,340	1	13,436

End of period	$5,719	$6,308	$1	$1

Beginning units	3,748	14,878	1	8,393

Units issued	212,955	81,102	94,302	83,300
Units redeemed	(213,567)	(92,232)	(94,302)	(91,692)

Ending units	3,136	3,748	1	1

The accompanying notes are an integral part of these financial statements.

A53

SUBACCOUNTS (Continued)

ProFund VP Technology Fund		ProFund VP Telecommunications Fund		ProFund VP U.S. Government Plus Fund

01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

$(8)	$7	$47	$2,663	$643	$367
211	88	0	4,079	0	0
2,346	506	(4,129)	(4,388)	3,081	7,308

86	(84)	109	79	229	(401)

2,635	517	(3,973)	2,433	3,953	7,274

304	113	565	113	393	511
0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0

(4,989)	1,818	10,798	(12,287)	(144,549)	27,029
(179)	(106)	(424)	(179)	(4,015)	(2,288)

(4,864)	1,825	10,939	(12,353)	(148,171)	25,252

(2,229)	2,342	6,966	(9,920)	(144,218)	32,526

2,342	0	56	9,976	145,186	112,660

$113	$2,342	$7,022	$56	$968	$145,186

1,648	0	52	8,591	121,197	102,264

488,135	147,131	685,065	346,143	762,224	577,716
(489,709)	(145,483)	(680,268)	(354,682)	(882,572)	(558,783)

74	1,648	4,849	52	849	121,197

The accompanying notes are an integral part of these financial statements.

A54

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS For the periods ended December 31, 2006 and 2005

	SUBACCOUNTS

	ProFund VP UltraMid-Cap Fund		ProFund VP UltraOTC Fund

	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

OPERATIONS
Net investment income (loss)	$(60)	$(118)	$(65)	$(62)
Capital gains distributions received	0	1,262	234	3,374
Realized gain (loss) on shares redeemed	7,067	29,506	14,275	(6,158)
Net change in unrealized gain (loss) on investments	(19)	(771)	16	(443)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,988	29,879	14,460	(3,289)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	76	0	1	0
Policy loans	0	0	0	0
Policy loan repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	(24,383)
Net transfers between other subaccounts or fixed rate option	(9,514)	(48,397)	1,239	(77,892)
Withdrawal and other charges	(157)	(1,626)	(374)	(180)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(9,595)	(50,023)	866	(102,455)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,607)	(20,144)	15,326	(105,744)

NET ASSETS
Beginning of period	2,609	22,753	68,113	173,857

End of period	$2	$2,609	$83,439	$68,113

Beginning units	1,060	10,872	33,931	83,146

Units issued	1,431,960	1,896,256	1,902,950	2,159,414
Units redeemed	(1,433,019)	(1,906,068)	(1,897,152)	(2,208,629)

Ending units	1	1,060	39,729	33,931

The accompanying notes are an integral part of these financial statements.

A55

SUBACCOUNTS (Continued)

ProFund VP UltraSmall-Cap Fund		ProFund VP Bull Fund		ProFund VP Utilities Fund

01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

$(85)	$(111)	$(259)	$(99)	$(21)	$9
0	4	4,848	0	0	124
15,082	27,815	13,945	7,108	(561)	11,389

0	(434)	642	(903)	(1)	(2)

14,997	27,274	19,176	6,106	(583)	11,520

0	0	725	670	172	113
0	0	0	0	0	0
0	0	0	0	0	0
0	(5,835)	0	(10,387)	0	0

(14,570)	(44,339)	94,723	67,010	2,379	(10,198)
(424)	(219)	(63,987)	(12,452)	(989)	(1,142)

(14,994)	(50,393)	31,461	44,841	1,562	(11,227)

3	(23,119)	50,637	50,947	979	293

9	23,128	82,212	31,265	308	15

$12	$9	$132,849	$82,212	$1,287	$308

4	9,010	60,459	23,562	179	10

1,536,912	1,990,129	2,807,629	1,110,471	1,028,402	1,634,040
(1,536,912)	(1,999,135)	(2,781,915)	(1,073,574)	(1,027,951)	(1,633,871)

4	4	86,173	60,459	630	179

The accompanying notes are an integral part of these financial statements.

A56

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005

	SUBACCOUNTS

	AST Cohen & Steers Realty Portfolio		AST Global Allocation Porfolio

	01/01/2006 to 12/31/2006	10/17/2005* to 12/31/2005	01/01/2006 to 12/31/2006	10/17/2005* to 12/31/2005

OPERATIONS
Net investment income (loss)	$480	$(1)	$682	$0
Capital gains distributions received	6,623	0	0	0
Realized gain (loss) on shares redeemed	3,277	2	400	0
Net change in unrealized gain (loss) on investments	50,494	15	8,697	7

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	60,874	16	9,779	7

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	231,463	194	56,072	187
Policy loans	(1,805)	0	0	0
Policy loan repayments and interest	12	0	0	0
Surrenders, withdrawals and death benefits	(59)	0	0	0
Net transfers between other subaccounts or fixed rate option	299,051	13,382	90,339	2,792
Withdrawal and other charges	(123,323)	(228)	(29,003)	(98)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	405,339	13,348	117,408	2,881

TOTAL INCREASE (DECREASE) IN NET ASSETS	466,213	13,364	127,187	2,888

NET ASSETS
Beginning of period	13,364	0	2,888	0

End of period	$479,577	$13,364	$130,075	$2,888

Beginning units	1,228	0	276	0

Units issued	42,740	1,252	13,851	285
Units redeemed	(11,716)	(24)	(2,950)	(9)

Ending units	32,252	1,228	11,177	276

* Date subaccounts became available for investment

The accompanying notes are an integral part of these financial statements.

A57

SUBACCOUNTS (Continued)

AST DeAm Large-Cap Value Porfolio		AST DeAm Small-Cap Growth Porfolio		AST DeAm Small-Cap Value Porfolio

01/01/2006 to 12/31/2006	10/17/2005* to 12/31/2005	01/01/2006 to 12/31/2006	10/17/2005* to 12/31/2005	01/01/2006 to 12/31/2006	10/17/2005* to 12/31/2005

$353	$0	$(88)	$0	$(31)	$0
5,833	0	0	0	1,109	0
850	0	(192)	0	847	0

47,774	(30)	4,569	(55)	14,725	(10)

54,810	(30)	4,289	(55)	16,650	(10)

307,946	615	96,668	19	96,249	116
(12,525)	0	0	0	(1,821)	0
3,687	0	727	0	733	0
(885)	0	(234)	0	(73)	0

455,891	5,725	101,210	5,947	131,624	882
(121,525)	(227)	(42,576)	(40)	(46,120)	(146)

632,589	6,113	155,795	5,926	180,592	852

687,399	6,083	160,084	5,871	197,242	842

6,083	0	5,871	0	842	0

$693,482	$6,083	$165,955	$5,871	$198,084	$842

568	0	547	0	81	0

66,651	589	18,312	550	20,818	95
(14,012)	(21)	(4,507)	(3)	(5,016)	(14)

53,207	568	14,352	547	15,883	81

The accompanying notes are an integral part of these financial statements.

A58

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005

	SUBACCOUNTS

	AST Federated Aggressive Growth Portfolio		AST Small Cap Value Portfolio

	01/01/2006 to 12/31/2006	10/17/2005* to 12/31/2005	01/01/2006 to 12/31/2006	10/17/2005* to 12/31/2005

OPERATIONS
Net investment income (loss)	$(67)	$0	$127	$(1)
Capital gains distributions received	357	0	3,580	0
Realized gain (loss) on shares redeemed	(111)	0	2,655	0
Net change in unrealized gain (loss) on investments	9,259	13	31,399	(265)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	9,438	13	37,761	(266)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	83,748	89	231,358	1,030
Policy loans	0	0	0	0
Policy loan repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	(2,394)	0	(645)	0
Net transfers between other subaccounts or fixed rate option	142,460	1,770	333,997	26,695
Withdrawal and other charges	(41,645)	(68)	(131,356)	(289)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	182,169	1,791	433,354	27,436

TOTAL INCREASE (DECREASE) IN NET ASSETS	191,607	1,804	471,115	27,170

NET ASSETS
Beginning of period	1,804	0	27,170	0

End of period	$193,411	$1,804	$498,285	$27,170

Beginning units	163	0	2,559	0

Units issued	21,052	169	52,552	2,586
Units redeemed	(5,704)	(6)	(15,984)	(27)

Ending units	15,511	163	39,127	2,559

* Date subaccounts became available for investment

The accompanying notes are an integral part of these financial statements.

A59

SUBACCOUNTS (Continued)

AST Goldman Sachs Mid-Cap Growth Portfolio		AST Marsico Capital Growth Portfolio		AST MFS Growth Portfolio

01/01/2006 to 12/31/2006	10/17/2005 * to 12/31/2005	01/01/2006 to 12/31/2006	10/17/2005* to 12/31/2005	01/01/2006 to 12/31/2006	10/17/2005* to 12/31/2005

$(89)	$0	$(411)	$0	$(47)	$0
0	0	0	0	0	0
1,761	(1)	(352)	0	1,423	1

9,738	(88)	46,752	(36)	4,477	(11)

11,410	(89)	45,989	(36)	5,853	(10)

114,705	2,107	562,898	264	62,089	522
0	0	(856)	0	0	0
521	0	2,291	0	0	0
(78)	0	(653)	0	(146)	0

123,170	7,232	625,045	5,226	46,831	2,262
(60,268)	(279)	(101,359)	(122)	(40,278)	(215)

178,050	9,060	1,087,366	5,368	68,496	2,569

189,460	8,971	1,133,355	5,332	74,349	2,559

8,971	0	5,332	0	2,559	0

$198,431	$8,971	$1,138,687	$5,332	$76,908	$2,559

847	0	496	0	242	0

27,899	874	110,711	508	21,597	262
(11,104)	(27)	(12,249)	(12)	(15,210)	(20)

17,642	847	98,958	496	6,629	242

The accompanying notes are an integral part of these financial statements.

A60

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005

	SUBACCOUNTS

	AST Neuberger Berman Mid-Cap Growth Portfolio		AST PIMCO Limited Maturity Bond Portfolio

	01/01/2006 to 12/31/2006	10/17/2005* to 12/31/2005	01/01/2006 to 12/31/2006	10/17/2005* to 12/31/2005

OPERATIONS
Net investment income (loss)	$(198)	$0	$217	$0
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	(745)	0	283	0
Net change in unrealized gain (loss) on investments	24,781	(27)	1,540	1

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	23,838	(27)	2,040	1

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	155,905	324	48,077	116
Policy loans	(1,555)	0	0	0
Policy loan repayments and interest	1,467	0	2,593	0
Surrenders, withdrawals and death benefits	(600)	0	(7)	0
Net transfers between other subaccounts or fixed rate option	293,522	3,500	47,632	826
Withdrawal and other charges	(71,808)	(118)	(19,215)	(28)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	376,931	3,706	79,080	914

TOTAL INCREASE (DECREASE) IN NET ASSETS	400,769	3,679	81,120	915

NET ASSETS
Beginning of period	3,679	0	915	0

End of period	$404,448	$3,679	$82,035	$915

Beginning units	336	0	91	0

Units issued	42,847	347	11,246	94
Units redeemed	(10,735)	(11)	(3,483)	(3)

Ending units	32,448	336	7,854	91

* Date subaccounts became available for investment

The accompanying notes are an integral part of these financial statements.

A61

SUBACCOUNTS (Continued)

AST T. Rowe Price Natural Resources Portfolio		AST MFS Global Equity Portfolio		AST JPMorgan International Equity Portfolio

01/01/2006 to 12/31/2006	10/17/2005* to 12/31/2005	01/01/2006 to 12/31/2006	10/17/2005* to 12/31/2005	01/01/2006 to 12/31/2006	10/17/2005* to 12/31/2005

$321	$(10)	$18	$0	$1,398	$(3)
32,271	0	700	0	0	0
(199)	5	385	1	2,302	4

74,765	1,817	5,051	19	67,497	657

107,158	1,812	6,154	20	71,197	658

1,270,637	14,802	57,977	52	384,295	2,462
(2,406)	0	0	0	(1,203)	0
1,054	0	0	0	2,604	0
(3,725)	0	0	0	(1,353)	0

1,231,309	129,499	54,668	1,456	462,548	40,080
(499,965)	(2,799)	(26,297)	(121)	(181,856)	(817)

1,996,904	141,502	86,348	1,387	665,035	41,725

2,104,062	143,314	92,502	1,407	736,232	42,383

143,314	0	1,407	0	42,383	0

$2,247,376	$143,314	$93,909	$1,407	$778,615	$42,383

12,966	0	134	0	3,997	0

209,491	13,221	9,465	145	75,122	4,075
(46,793)	(255)	(2,402)	(11)	(19,266)	(78)

175,664	12,966	7,197	134	59,853	3,997

The accompanying notes are an integral part of these financial statements.

A62

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2006 and 2005

	SUBACCOUNTS

	AST T. Rowe Price Global Bond Portfolio		AIM V.I. Premier Equity Fund

	01/01/2006 to 12/31/2006	10/17/2005* to 12/31/2005	01/01/2006 to 12/31/2006	01/01/2005 to 12/31/2005

OPERATIONS
Net investment income (loss)	$384	$(1)	$(4,370)	$3,854
Capital gains distributions received	301	0	0	0
Realized gain (loss) on shares redeemed	938	1	168,534	8,734
Net change in unrealized gain (loss) on investments	6,192	85	(64,961)	94,605

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	7,815	85	99,203	107,193

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	134,001	1,027	48,352	234,758
Policy loans	(2,920)	0	(47,374)	(5,235)
Policy loan repayments and interest	3,137	0	689	567
Surrenders, withdrawals and death benefits	(176)	0	(27,691)	(331,756)
Net transfers between other subaccounts or fixed rate option	171,299	15,994	(2,201,267)	106,432
Withdrawal and other charges	(66,146)	(476)	(20,979)	(84,296)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	239,195	16,545	(2,248,270)	(79,530)

TOTAL INCREASE (DECREASE) IN NET ASSETS	247,010	16,630	(2,149,067)	27,663

NET ASSETS
Beginning of period	16,630	0	2,149,067	2,121,404

End of period	$263,640	$16,630	$0	$2,149,067

Beginning units	1,672	0	2,956,092	3,075,106

Units issued	31,699	1,720	73,437	621,721
Units redeemed	(8,400)	(48)	(3,029,529)	(740,735)

Ending units	24,971	1,672	0	2,956,092

* Date subaccounts became available for investment

The accompanyint notes are an integral part of these financial statements.

A63

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

December 31, 2006

Note 1:	General

Pruco Life Variable Universal Account (the “Account”) was established on April 17, 1989 under Arizona law as a separate investment account of Pruco Life Insurance Company (“Pruco Life”) which is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”), a wholly-owned subsidiary of Prudential Financial, Inc. (“PFI”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Prudential’s other assets and liabilities. The portion of the Account’s assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business Prudential may conduct. Proceeds from purchases of Pruselect I, Pruselect II, Pruselect III, Survivorship Variable Universal Life (“SVUL”), PruLife Custom Premier (“VULII”), PruLife Advisor Select (“PROSEL”), MPremier VUL (“MPVUL”) and PruLife Custom Premier II (“ENVUL”) contracts are invested in the Account.

Effective May 1, 2007, American Skandia Trust and American Skandia Investment Services, Inc. will be renamed Advanced Series Trust and AST Investment Services, Inc., respectively.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable life insurance contracts. There are one hundred and three subaccounts within the Account. Each contract offers the option to invest in various sub-accounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, American Skandia Trust, (collectively the “Series Funds”) or one of the non-Prudential administered funds (collectively, the “portfolios”). Investment options vary by contract.

The name of each Portfolio and the corresponding subaccount name are as follows:

Prudential Series Fund
Money Market Portfolio
Diversified Bond Portfolio
Equity Portfolio
Flexible Managed Portfolio
Conservative Balanced Portfolio
High Yield Bond Portfolio
Stock Index Portfolio
Value Portfolio
Natural Resources Portfolio
Global Portfolio
Government Income Portfolio
Jennison Portfolio
Small Capitalization Stock Portfolio
SP T.Rowe Price Large-Cap Growth Portfolio
SP Davis Value Portfolio
SP Small Cap Value Portfolio
SP Small-Cap Growth Portfolio
SP PIMCO Total Return Portfolio
SP PIMCO High Yield Portfolio
SP Large Cap Value Portfolio
SP AIM Core Equity Portfolio
SP Strategic Partners Focused Growth Portfolio
SP Mid Cap Growth Portfolio
SP Prudential U.S. Emerging Growth Portfolio
SP Conservative Asset Allocation Portfolio

A64

Note 1:	General (continued)

SP Balanced Asset Allocation Portfolio
SP Growth Asset Allocation Portfolio
SP Aggressive Growth Asset Allocation Portfolio
SP International Growth Portfolio
SP International Value Portfolio
AST Cohen & Steers Realty Portfolio
AST Global Allocation Portfolio
AST DeAm Large-Cap Value Portfolio
AST DeAm Small-Cap Growth Portfolio
AST DeAm Small-Cap Value Portfolio
AST Federated Aggressive Growth Portfolio
AST Small Cap Value Portfolio
AST Goldman Sachs Mid-Cap Growth Portfolio
AST Marsico Capital Growth Portfolio
AST MFS Growth Portfolio
AST Neuberger Berman Mid-Cap Growth Portfolio
AST PIMCO Limited Maturity Bond Portfolio
AST T.Rowe Price Natural Resources Portfolio
AST MFS Global Equity Portfolio
AST JPMorgan International Equity Portfolio
AST T.Rowe Price Global Bond Portfolio

AIM Variable Insurance
Utilities Fund
Technology Fund

American Century Variable Portfolios
VP Value Fund
VP Income & Growth Fund

Dreyfus Funds
MidCap Stock Portfolio
Developing Leaders Portfolio

Franklin Templeton Funds
Small-Mid Cap Growth Securities Fund

Goldman Sachs Funds
Structured Small Cap Equity Fund

Janus Aspen Series
Large Cap Growth Portfolio - Institutional Shares
Mid-Cap Growth Portfolio - Service Shares
Balanced Portfolio - Service Shares
Large Cap Growth Portfolio-Service Shares
International Growth Portfolio-Service Shares

M Financial Funds
Brandes International Equity Fund
Business Opportunity Value Fund
Frontier Capital Appreciation Fund
Turner Core Growth Fund

MFS Variable Insurance Trust
Emerging Growth Series

A65

Note 1:	General (continued)

Oppenheimer Funds
Midcap Fund/VA

ProFunds VP
Asia 30 Fund
Banks Fund
Basic Materials Fund
Bear Fund
Biotechnology Fund
UltraBull Fund
Consumer Services Fund
Consumer Goods Fund
Oil & Gas Fund
Europe 30 Fund
Financials Fund
Health Care Fund
Industrials Fund
Internet Fund
Japan Fund
Mid-Cap Growth Fund
Mid-Cap Value Fund
Money Market Fund
OTC Fund
Pharmaceuticals Fund
Precious Metals Fund
Real Estate Fund
Rising Rates Opportunity Fund
Semiconductor Fund
Short OTC Fund
Short Small-Cap Fund
Small-Cap Fund
Small Cap-Growth Fund
Small-Cap Value Fund
Technology Fund
Telecommunications Fund
U.S. Government Plus Fund
UltraMid-Cap Fund
UltraOTC Fund
UltraSmall-Cap Fund
Bull Fund
Utilities Fund

T. Rowe Price
International Stock Portfolio

The Series Funds are diversified open-ended management investment companies, and are managed by affiliates of Prudential.

On April 24, 2006, the following fund was merged into an existing fund. The transfer from the old subaccount to the new subaccount is reflected in the Statement of Changes in the year 2006 as a transfer in.

Retired Portfolio	Existing Portfolio	Assets Moved

AIM V.I. Premier Equity Fund	Prudential Money Market Portfolio	$157,643,557

A66

Note 2:	Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Investments — The investments in shares of the portfolios are stated at the net asset values of the respective portfolios, whose investment securities are stated at value.

Security Transactions — Realized gains and losses on security transactions are determined based upon an average cost. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Dividend and Distributions Received — Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex distribution date.

Note 3:	Taxes

Pruco Life is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI’s consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Pruco Life Management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Note 4:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and invested, of investments in the portfolios for the year ended December 31, 2006 were as follows:

	Purchases	Sales

Prudential Money Market Portfolio	$104,885,403	$(63,016,414)
Prudential Diversified Bond Portfolio	$8,276,956	$(17,365,776)
Prudential Equity Portfolio	$11,095,285	$(27,741,905)
Prudential Flexible Managed Portfolio	$398,607	$(638,089)
Prudential Conservative Balanced Portfolio	$6,388,970	$(18,674,814)
Prudential High Yield Bond Portfolio	$2,287,741	$(3,454,514)
Prudential Stock Index Portfolio	$19,317,405	$(55,082,655)
Prudential Value Portfolio	$3,646,696	$(2,715,890)
Prudential Natural Resources Portfolio	$646,091	$(721,712)
Prudential Global Portfolio	$3,571,680	$(5,607,710)
Prudential Government Income Portfolio	$289,238	$(1,020,173)
Prudential Jennison Portfolio	$8,365,830	$(6,964,311)
Prudential Small Capitalization Stock Portfolio	$415,034	$(741,419)
T. Rowe Price International Stock Portfolio	$1,527,171	$(2,742,676)
Janus Aspen Large Cap Growth Portfolio - Institutional Shares	$597,069	$(1,900,857)
MFS Emerging Growth Series	$450,858	$(2,518,790)
American Century VP Value Fund	$958,498	$(2,567,232)
Franklin Small-Mid Cap Growth Securities Fund	$527,185	$(3,066,902)
American Century VP Income & Growth Fund	$485,717	$(348,549)

A67

Note 4:	Purchases and Sales of Investments (Continued)

	Purchases	Sales

Prudential SP T.Rowe Price Large - Cap Growth Portfolio	$2,809,744	$(1,631,289)
Prudential SP Davis Value Portfolio	$8,808,831	$(3,775,873)
Dreyfus MidCap Stock Portfolio	$78,960	$(3,391,064)
Dreyfus Developing Leaders Portfolio	$749,835	$(2,785,401)
Prudential SP Small Cap Value Portfolio	$6,347,326	$(2,967,714)
Goldman Sachs Structured Small Cap Equity Fund	$282,290	$(980,674)
AIM V.I. Utilities Fund	$24,109	$(639,894)
AIM V.I. Technology Fund	$56,775	$(82,911)
Prudential SP Small-Cap Growth Portfolio	$1,720,461	$(882,212)
Janus Aspen Mid-Cap Growth Portfolio - Service Shares	$1,119,366	$(1,450,271)
Janus Aspen Balanced Portfolio - Service Shares	$1,061,067	$(4,235,219)
Oppenheimer MidCap Fund/VA	$1,736,233	$(276,607)
Prudential SP PIMCO Total Return Portfolio	$7,320,959	$(10,777,825)
Prudential SP PIMCO High Yield Portfolio	$2,281,049	$(3,317,391)
Janus Aspen Large Cap Growth Portfolio - Service Shares	$348,471	$(313,401)
Prudential SP Large Cap Value Portfolio	$3,443,111	$(1,844,990)
Prudential SP AIM Core Equity Portfolio	$1,028,239	$(337,419)
Prudential SP Strategic Partners Focused Growth Portfolio	$989,648	$(579,297)
Prudential SP Mid Cap Growth Portfolio	$3,038,828	$(1,773,455)
SP Prudential U.S. Emerging Growth Portfolio	$5,189,253	$(1,710,165)
Prudential SP Conservative Asset Allocation Portfolio	$2,318,272	$(2,055,737)
Prudential SP Balanced Asset Allocation Portfolio	$10,935,703	$(4,200,981)
Prudential SP Growth Asset Allocation Portfolio	$21,021,537	$(4,985,862)
Prudential SP Aggressive Growth Asset Allocation Portfolio	$8,314,688	$(2,312,545)
Janus Aspen International Growth Portfolio - Service Shares	$3,373,805	$(3,789,920)
Prudential SP International Growth Portfolio	$3,846,313	$(935,489)
Prudential SP International Value Portfolio	$5,324,746	$(1,493,531)
M Financial Turner Core Growth Fund	$897,147	$(379,088)
M Financial Frontier Capital Appreciation Fund	$619,004	$(221,729)
M Financial Brandes International Equity Fund	$1,251,813	$(505,548)
M Financial Business Opportunity Value Fund	$183,841	$(47,694)
ProFund VP Asia 30 Fund	$2,685,759	$(2,683,843)
ProFund VP Banks Fund	$1,241,889	$(1,243,537)
ProFund VP Basic Materials Fund	$2,714,422	$(3,391,682)
ProFund VP Bear Fund	$5,199,024	$(5,146,726)
ProFund VP Biotechnology Fund	$129,080	$(93,445)
ProFund VP UltraBull Fund	$4,686,833	$(4,625,495)
ProFund VP Consumer Services Fund	$821,514	$(822,319)
ProFund VP Consumer Goods Fund	$1,225,231	$(1,224,438)
ProFund VP Oil & Gas Fund	$6,817,853	$(6,876,090)
ProFund VP Europe 30 Fund	$3,631,671	$(3,646,716)
ProFund VP Financials Fund	$895,978	$(1,527,814)
ProFund VP Health Care Fund	$1,267,684	$(1,247,157)

A68

Note 4:	Purchases and Sales of Investments (Continued)

	Purchases	Sales

ProFund VP Industrials Fund	$30,270	$(30,707)
ProFund VP Internet Fund	$925,851	$(928,856)
ProFund VP Japan Fund	$1,678,301	$(1,729,788)
ProFund VP Mid-Cap Growth Fund	$236,206	$(241,247)
ProFund VP Mid-Cap Value Fund	$1,407,340	$(1,401,018)
ProFund VP Money Market Fund	$30,081,129	$(28,841,453)
ProFund VP OTC Fund	$2,650,983	$(2,591,029)
ProFund VP Pharmaceuticals Fund	$309,508	$(308,236)
ProFund VP Precious Metals Fund	$4,084,476	$(4,151,606)
ProFund VP Real Estate Fund	$1,546,226	$(1,533,981)
ProFund VP Rising Rates Opportunity Fund	$5,337,783	$(5,346,388)
ProFund VP Semiconductor Fund	$7,150	$(6,878)
ProFund VP Short OTC Fund	$5,917,811	$(5,866,622)
ProFund VP Short Small-Cap Fund	$1,702,850	$(1,905,566)
ProFund VP Small-Cap Fund	$642,603	$(528,199)
ProFund VP Small Cap-Growth Fund	$370,066	$(374,210)
ProFund VP Small-Cap Value Fund	$174,687	$(174,194)
ProFund VP Technology Fund	$728,409	$(733,281)
ProFund VP Telecommunications Fund	$876,524	$(865,609)
ProFund VP U.S. Government Plus Fund	$864,051	$(1,012,277)
ProFund VP UltraMid-Cap Fund	$3,874,762	$(3,884,417)
ProFund VP UltraOTC Fund	$3,868,466	$(3,867,666)
ProFund VP UltraSmall-Cap Fund	$4,660,321	$(4,675,409)
ProFund VP Bull Fund	$4,002,234	$(3,971,278)
ProFund VP Utilities Fund	$1,920,302	$(1,918,767)
AST Cohen & Steers Realty Portfolio	$449,803	$(44,654)
AST Global Allocation Porfolio	$133,463	$(16,117)
AST DeAm Large-Cap Value Porfolio	$702,690	$(70,347)
AST DeAm Small-Cap Growth Porfolio	$175,634	$(19,926)
AST DeAm Small-Cap Value Porfolio	$202,617	$(22,104)
AST Federated Aggressive Growth Portfolio	$211,860	$(29,759)
AST Small Cap Value Portfolio	$504,431	$(71,268)
AST Goldman Sachs Mid-Cap Growth Portfolio	$249,321	$(71,359)
AST Marsico Capital Growth Portfolio	$1,121,934	$(35,024)
AST MFS Growth Portfolio	$210,364	$(141,915)
AST Neuberger Berman Mid-Cap Growth Portfolio	$436,752	$(60,020)
AST PIMCO Limited Maturity Bond Portfolio	$105,528	$(26,492)
AST T. Rowe Price Natural Resources Portfolio	$2,046,838	$(51,005)
AST MFS Global Equity Portfolio	$100,226	$(13,902)
AST JPMorgan International Equity Portfolio	$721,355	$(56,659)
AST T. Rowe Price Global Bond Portfolio	$315,617	$(76,532)
AIM V.I. Premier Equity Fund	$43,751	$(2,296,391)

A69

Note 5:	Related Party Transactions

Prudential and its affiliates perform various services on behalf of the Series Funds in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.

The Series Funds have management agreements with Prudential Investment LLC (“PI”) and American Skandia Investment Services, Inc, indirect, wholly-owned subsidiaries of Prudential (together the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisors’ performance of such services. The Investment Managers entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of Prudential.

The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential, which acts as the distributor of the Class I and Class II shares of the Series Fund.

The Investment Managers have agreed to reimburse certain portfolios of the Series Funds the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds various agreed upon percentages of the portfolio’s average daily net assets.

Note 6:	Financial Highlights

Pruco Life sells a number of variable life products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by Pruco Life and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding throughout the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges offered by Pruco Life as contract owners may not have selected all available and applicable contract options.

	At year ended					For year ended

					Net	Investment
	Units	Unit Value			Assets	Income	Expense Ratio**			Total Return***
	(000s)	Lowest - Highest			(000s)	Ratio*	Lowest - Highest			Lowest - Highest

	Prudential Money Market Portfolio

December 31, 2006	134,946	$1.08287	to	$10.89271	$209,028	4.68%	0.00%	to	0.90%	3.83%	to	4.75%
December 31, 2005	112,502	$1.03506	to	$10.39889	$158,650	2.88%	0.00%	to	0.90%	1.99%	to	2.90%
December 31, 2004	101,072	$1.05537	to	$10.10571	$135,016	1.04%	0.10%	to	0.90%	0.12%	to	1.02%
December 31, 2003	91,976	$1.04751	to	$1.77000	$119,011	0.83%	0.20%	to	0.90%	-0.05%	to	0.65%
December 31, 2002	80,788	$1.04174	to	$1.76576	$106,053	1.51%	0.20%	to	0.90%	0.63%	to	1.31%

	Prudential Diversified Bond Portfolio

December 31, 2006	41,665	$1.15836	to	$11.49153	$86,903	4.87%	0.00%	to	0.90%	4.06%	to	4.98%
December 31, 2005	45,624	$1.10424	to	$10.94617	$91,954	5.29%	0.00%	to	0.90%	2.37%	to	3.28%
December 31, 2004	44,853	$1.24831	to	$10.59867	$91,525	4.45%	0.10%	to	0.90%	4.66%	to	5.59%
December 31, 2003	42,294	$1.18525	to	$2.68559	$85,572	3.96%	0.20%	to	0.90%	6.52%	to	7.26%
December 31, 2002	44,142	$1.10563	to	$2.51353	$88,618	11.45%	0.20%	to	0.90%	6.11%	to	6.82%

	Prudential Equity Portfolio

December 31, 2006	37,183	$1.26076	to	$14.27258	$64,825	1.01%	0.00%	to	0.90%	11.57%	to	12.57%
December 31, 2005	44,549	$1.13004	to	$12.67894	$74,885	1.04%	0.00%	to	0.90%	10.48%	to	11.47%
December 31, 2004	38,699	$1.02288	to	$11.37408	$61,150	1.30%	0.10%	to	0.90%	8.95%	to	9.93%
December 31, 2003	34,244	$0.93887	to	$3.55677	$53,650	1.04%	0.20%	to	0.90%	30.48%	to	31.39%
December 31, 2002	28,392	$0.71954	to	$2.71798	$40,044	0.90%	0.20%	to	0.90%	-23.04%	to	-22.50%

A70

Note 6:	Financial Highlights (Continued)

	At year ended					For year ended

	Units (000s)	Unit Value Lowest - Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest - Highest			Total Return*** Lowest - Highest

	Prudential Flexible Managed Portfolio

December 31, 2006	3,208	$1.23882	to	$3.64750	$4,506	2.05%	0.20%	to	0.90%	11.17%	to	11.94%
December 31, 2005	3,345	$1.11430	to	$3.27131	$4,257	1.82%	0.20%	to	0.90%	3.23%	to	3.95%
December 31, 2004	3,030	$1.07944	to	$3.15950	$3,775	1.36%	0.20%	to	0.90%	9.75%	to	10.52%
December 31, 2003	2,677	$0.98351	to	$2.87015	$3,133	2.17%	0.20%	to	0.90%	22.65%	to	23.50%
December 31, 2002	2,993	$0.80187	to	$2.33302	$3,300	2.43%	0.20%	to	0.90%	-13.52%	to	-12.91%

	Prudential Conservative Balanced Portfolio

December 31, 2006	16,371	$1.23522	to	$3.21437	$40,521	2.87%	0.20%	to	0.90%	9.45%	to	10.22%
December 31, 2005	22,181	$1.12857	to	$2.92821	$49,126	2.45%	0.20%	to	0.90%	2.51%	to	3.23%
December 31, 2004	25,515	$1.10095	to	$2.84799	$58,336	1.99%	0.20%	to	0.90%	7.07%	to	7.82%
December 31, 2003	27,883	$1.02824	to	$2.65191	$60,042	2.53%	0.20%	to	0.90%	17.70%	to	18.52%
December 31, 2002	20,529	$0.87358	to	$2.24617	$40,115	0.00%	0.20%	to	0.90%	-9.79%	to	-9.17%

	Prudential High Yield Bond Portfolio

December 31, 2006	6,078	$1.28200	to	$12.69428	$8,962	7.85%	0.00%	to	0.90%	9.30%	to	10.25%
December 31, 2005	6,877	$1.16361	to	$11.51387	$9,285	6.96%	0.00%	to	0.90%	2.51%	to	3.41%
December 31, 2004	6,416	$1.25182	to	$11.13367	$8,313	7.51%	0.10%	to	0.90%	9.31%	to	10.29%
December 31, 2003	5,186	$1.14520	to	$2.56656	$6,140	8.51%	0.20%	to	0.90%	23.90%	to	24.78%
December 31, 2002	4,453	$0.92426	to	$2.06489	$4,522	16.56%	0.20%	to	0.90%	0.60%	to	1.28%

	Prudential Stock Index Portfolio

December 31, 2006	107,743	$1.02498	to	$13.81575	$200,140	1.59%	0.00%	to	0.90%	14.52%	to	15.54%
December 31, 2005	128,179	$0.89500	to	$11.95707	$208,637	1.54%	0.00%	to	0.90%	3.60%	to	4.54%
December 31, 2004	126,516	$0.86390	to	$11.43827	$201,938	1.68%	0.10%	to	0.90%	9.47%	to	10.45%
December 31, 2003	113,050	$0.78920	to	$3.79474	$173,410	1.57%	0.20%	to	0.90%	27.05%	to	27.93%
December 31, 2002	83,777	$0.62117	to	$2.97814	$115,171	1.24%	0.20%	to	0.90%	-22.90%	to	-22.35%

	Prudential Value Portfolio

December 31, 2006	7,174	$1.79732	to	$6.12496	$18,547	1.51%	0.20%	to	0.90%	18.87%	to	19.70%
December 31, 2005	6,521	$1.51204	to	$5.13732	$14,570	1.21%	0.20%	to	0.90%	15.62%	to	16.43%
December 31, 2004	7,805	$1.30775	to	$4.43004	$14,287	1.44%	0.20%	to	0.90%	15.28%	to	16.08%
December 31, 2003	7,048	$1.13442	to	$3.83161	$11,328	1.68%	0.20%	to	0.90%	26.93%	to	27.80%
December 31, 2002	6,711	$0.89376	to	$3.00974	$8,282	1.41%	0.20%	to	0.90%	-22.66%	to	-22.12%

	Prudential Natural Resources Portfolio

December 31, 2006	376	$11.05400	to	$11.05400	$4,155	1.92%	0.60%	to	0.60%	21.47%	to	21.47%
December 31, 2005	378	$9.10035	to	$9.10035	$3,440	0.00%	0.60%	to	0.60%	54.98%	to	54.98%
December 31, 2004	387	$5.87186	to	$5.87186	$2,274	3.50%	0.60%	to	0.60%	24.43%	to	24.43%
December 31, 2003	445	$4.71906	to	$4.71906	$2,102	4.42%	0.60%	to	0.60%	38.17%	to	38.17%
December 31, 2002	507	$3.41538	to	$3.41538	$1,733	0.56%	0.60%	to	0.60%	18.21%	to	18.21%

	Prudential Global Portfolio

December 31, 2006	13,093	$0.99282	to	$15.86794	$18,280	0.69%	0.00%	to	0.90%	18.59%	to	19.65%
December 31, 2005	14,793	$0.83720	to	$13.26217	$17,160	0.57%	0.00%	to	0.90%	15.03%	to	16.06%
December 31, 2004	14,272	$0.72784	to	$11.42679	$14,321	0.95%	0.10%	to	0.90%	8.61%	to	9.59%
December 31, 2003	12,073	$0.67013	to	$1.72057	$11,188	0.34%	0.20%	to	0.90%	32.87%	to	33.79%
December 31, 2002	9,646	$0.50434	to	$1.29103	$7,074	0.91%	0.20%	to	0.90%	-25.80%	to	-25.29%

	Prudential Government Income Portfolio

December 31, 2006	24,963	$2.84605	to	$2.84605	$71,046	4.89%	0.60%	to	0.60%	3.12%	to	3.12%
December 31, 2005	25,076	$2.75997	to	$2.75997	$69,209	4.55%	0.60%	to	0.60%	1.91%	to	1.91%
December 31, 2004	28,243	$2.70837	to	$2.70837	$76,492	3.78%	0.60%	to	0.60%	2.51%	to	2.51%
December 31, 2003	28,452	$2.64198	to	$2.64198	$75,169	3.81%	0.60%	to	0.60%	1.85%	to	1.85%
December 31, 2002	24,712	$2.59395	to	$2.59395	$64,100	8.72%	0.60%	to	0.60%	11.38%	to	11.38%

A71

Note 6:	Financial Highlights (Continued)

	At year ended					For year ended

	Units (000s)	Unit Value Lowest - Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest - Highest			Total Return*** Lowest - Highest

	Prudential Jennison Portfolio

December 31, 2006	49,111	$0.71228	to	$13.21079	$48,749	0.31%	0.00%	to	0.90%	0.89%	to	1.79%
December 31, 2005	48,384	$0.70598	to	$12.97872	$46,419	0.11%	0.00%	to	0.90%	13.53%	to	14.55%
December 31, 2004	43,862	$0.62184	to	$11.32981	$36,566	0.51%	0.10%	to	0.90%	8.67%	to	9.63%
December 31, 2003	36,810	$0.57225	to	$2.13262	$27,919	0.30%	0.20%	to	0.90%	29.09%	to	30.02%
December 31, 2002	28,668	$0.44328	to	$1.64713	$16,808	0.30%	0.20%	to	0.90%	-31.57%	to	-31.07%

	Prudential Small Capitalization Stock Portfolio

December 31, 2006	7,275	$3.94365	to	$3.94365	$28,692	0.60%	0.60%	to	0.60%	13.99%	to	13.99%
December 31, 2005	7,321	$3.45969	to	$3.45969	$25,328	0.62%	0.60%	to	0.60%	6.62%	to	6.62%
December 31, 2004	7,256	$3.24476	to	$3.24476	$23,544	0.60%	0.60%	to	0.60%	21.31%	to	21.31%
December 31, 2003	7,347	$2.67470	to	$2.67470	$19,652	0.49%	0.60%	to	0.60%	37.44%	to	37.44%
December 31, 2002	7,273	$1.94604	to	$1.94604	$14,154	0.91%	0.60%	to	0.60%	-15.43%	to	-15.43%

	T. Rowe Price International Stock Portfolio

December 31, 2006	6,606	$1.07531	to	$1.34163	$8,126	1.14%	0.20%	to	0.90%	18.01%	to	18.87%
December 31, 2005	7,624	$0.91120	to	$1.13330	$7,877	1.68%	0.20%	to	0.90%	15.00%	to	15.80%
December 31, 2004	7,022	$0.79238	to	$0.98259	$6,240	1.16%	0.20%	to	0.90%	12.75%	to	13.54%
December 31, 2003	6,772	$0.70277	to	$0.86881	$5,306	1.35%	0.20%	to	0.90%	29.35%	to	30.35%
December 31, 2002	5,789	$0.54330	to	$0.66964	$3,502	1.23%	0.20%	to	0.90%	-19.01%	to	-18.45%

	Janus Aspen Large Cap Growth Portfolio - Institutional Shares

December 31, 2006	5,987	$0.70196	to	$0.93243	$4,793	0.47%	0.20%	to	0.90%	10.38%	to	11.17%
December 31, 2005	7,562	$0.63595	to	$0.84218	$5,588	0.34%	0.20%	to	0.90%	3.37%	to	4.08%
December 31, 2004	8,095	$0.61523	to	$0.81247	$5,805	0.15%	0.20%	to	0.90%	3.60%	to	4.30%
December 31, 2003	7,779	$0.59388	to	$0.78202	$5,383	0.10%	0.20%	to	0.90%	30.56%	to	31.47%
December 31, 2002	7,008	$0.45488	to	$0.59725	$3,662	0.00%	0.20%	to	0.90%	-27.17%	to	-26.66%

	MFS Emerging Growth Series

December 31, 2006	3,002	$0.59884	to	$0.96872	$2,046	0.00%	0.20%	to	0.90%	6.94%	to	7.68%
December 31, 2005	5,485	$0.55996	to	$0.90322	$3,844	0.00%	0.20%	to	0.90%	8.21%	to	9.02%
December 31, 2004	6,855	$0.51747	to	$0.83212	$4,508	0.00%	0.20%	to	0.90%	11.94%	to	12.73%
December 31, 2003	6,796	$0.46227	to	$0.74102	$3,919	0.00%	0.20%	to	0.90%	29.04%	to	29.96%
December 31, 2002	7,264	$0.35823	to	$0.57245	$3,225	0.00%	0.20%	to	0.90%	-34.35%	to	-33.89%

	American Century VP Value Fund

December 31, 2006	5,924	$1.81151	to	$2.06277	$11,300	1.40%	0.20%	to	0.90%	17.60%	to	18.42%
December 31, 2005	6,834	$1.53595	to	$1.75405	$11,078	0.86%	0.20%	to	0.90%	4.11%	to	4.83%
December 31, 2004	6,079	$1.47095	to	$1.68484	$9,458	0.96%	0.20%	to	0.90%	13.31%	to	14.10%
December 31, 2003	6,698	$1.29419	to	$1.48693	$9,121	0.99%	0.20%	to	0.90%	27.81%	to	28.71%
December 31, 2002	4,492	$1.00958	to	$1.16337	$4,863	0.78%	0.20%	to	0.90%	-13.40%	to	-12.80%

	Franklin Small-Mid Cap Growth Securities Fund

December 31, 2006	5,953	$0.84981	to	$0.86481	$5,118	0.00%	0.20%	to	0.90%	7.72%	to	8.46%
December 31, 2005	8,855	$0.78887	to	$0.79733	$7,043	0.00%	0.20%	to	0.90%	3.86%	to	4.58%
December 31, 2004	12,067	$0.75958	to	$0.76243	$9,194	0.00%	0.20%	to	0.90%	10.47%	to	11.25%
December 31, 2003	10,828	$0.68532	to	$0.68757	$7,425	0.00%	0.20%	to	0.90%	36.00%	to	36.97%
December 31, 2002	8,291	$0.50033	to	$0.50555	$4,159	0.24%	0.20%	to	0.90%	-29.32%	to	-28.82%

	American Century VP Income & Growth Fund

December 31, 2006	1,366	$1.25409	to	$1.25409	$1,713	1.76%	0.20%	to	0.20%	16.86%	to	16.86%
December 31, 2005	1,232	$1.07320	to	$1.07320	$1,322	2.40%	0.20%	to	0.20%	4.41%	to	4.41%
December 31, 2004	3,080	$1.02791	to	$1.02791	$3,165	1.47%	0.20%	to	0.20%	12.76%	to	12.76%
December 31, 2003	2,754	$0.91160	to	$0.91160	$2,511	1.24%	0.20%	to	0.20%	29.09%	to	29.09%
December 31, 2002	2,933	$0.70615	to	$0.70615	$2,071	0.97%	0.20%	to	0.20%	-19.51%	to	-19.51%

A72

Note 6:	Financial Highlights (Continued)

	At year ended					For year ended

	Units (000s)	Unit Value Lowest - Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest - Highest			Total Return*** Lowest - Highest

	Prudential SP T.Rowe Price Large-Cap Growth Portfolio

December 31, 2006	10,297	$0.85859	to	$13.47996	$10,968	0.00%	0.00%	to	0.90%	4.97%	to	5.91%
December 31, 2005	9,206	$0.81223	to	$12.72743	$9,170	0.00%	0.00%	to	0.90%	15.46%	to	16.49%
December 31, 2004	10,312	$0.69854	to	$10.92574	$8,259	0.00%	0.10%	to	0.90%	5.16%	to	6.10%
December 31, 2003	8,918	$0.65971	to	$0.80974	$6,538	0.00%	0.20%	to	0.90%	22.76%	to	23.68%
December 31, 2002	6,955	$0.53338	to	$0.65960	$4,038	0.00%	0.20%	to	0.90%	-31.81%	to	-31.33%

	Prudential SP Davis Value Portfolio

December 31, 2006	30,460	$1.40487	to	$14.65332	$44,755	0.75%	0.00%	to	0.90%	14.00%	to	15.02%
December 31, 2005	26,836	$1.22267	to	$12.73961	$34,153	0.85%	0.00%	to	0.90%	8.54%	to	9.52%
December 31, 2004	23,360	$1.14376	to	$11.63249	$27,127	0.40%	0.10%	to	0.90%	11.51%	to	12.53%
December 31, 2003	18,726	$1.01900	to	$1.03934	$19,143	0.48%	0.20%	to	0.90%	28.25%	to	29.16%
December 31, 2002	12,835	$0.78949	to	$0.81040	$10,165	0.01%	0.20%	to	0.90%	-16.44%	to	-15.87%

	Dreyfus MidCap Stock Portfolio

December 31, 2006	311	$1.45229	to	$1.45229	$452	0.88%	0.20%	to	0.20%	7.53%	to	7.53%
December 31, 2005	2,547	$1.35061	to	$1.35061	$3,439	0.02%	0.20%	to	0.20%	8.95%	to	8.95%
December 31, 2004	1,884	$1.23963	to	$1.23963	$2,335	0.46%	0.20%	to	0.20%	14.24%	to	14.24%
December 31, 2003	1,295	$1.08507	to	$1.08507	$1,406	0.34%	0.20%	to	0.20%	31.45%	to	31.45%
December 31, 2002	766	$0.82545	to	$0.82545	$633	0.25%	0.20%	to	0.20%	-12.67%	to	-12.67%

	Dreyfus Developing Leaders Portfolio

December 31, 2006	3,852	$0.65922	to	$0.65922	$2,539	0.56%	0.20%	to	0.20%	3.57%	to	3.57%
December 31, 2005	6,876	$0.63649	to	$0.63649	$4,377	0.00%	0.20%	to	0.20%	5.60%	to	5.60%
December 31, 2004	6,019	$0.60273	to	$0.60273	$3,628	0.20%	0.20%	to	0.20%	11.13%	to	11.13%
December 31, 2003	5,247	$0.54236	to	$0.54236	$2,846	0.03%	0.20%	to	0.20%	31.43%	to	31.43%
December 31, 2002	3,468	$0.41265	to	$0.41265	$1,431	0.04%	0.20%	to	0.20%	-19.29%	to	-19.29%

	Prudential SP Small Cap Value Portfolio

December 31, 2006	22,004	$1.47770	to	$14.39211	$37,000	0.50%	0.00%	to	0.90%	13.58%	to	14.60%
December 31, 2005	19,662	$1.29067	to	$12.55835	$29,147	0.49%	0.00%	to	0.90%	3.68%	to	4.61%
December 31, 2004	16,698	$1.29903	to	$1.59242	$23,917	0.17%	0.10%	to	0.90%	19.61%	to	20.44%
December 31, 2003	12,812	$1.08604	to	$1.32220	$15,299	0.03%	0.20%	to	0.90%	31.92%	to	32.85%
December 31, 2002	8,622	$0.82323	to	$0.99523	$7,769	0.66%	0.20%	to	0.90%	-15.14%	to	-14.55%

	Goldman Sachs Structured Small Cap Equity Fund

December 31, 2006	1,126	$1.73735	to	$1.73735	$1,956	0.56%	0.20%	to	0.20%	12.05%	to	12.05%
December 31, 2005	1,559	$1.55056	to	$1.55056	$2,417	0.24%	0.20%	to	0.20%	5.86%	to	5.86%
December 31, 2004	1,418	$1.46475	to	$1.46475	$2,077	0.20%	0.20%	to	0.20%	16.09%	to	16.09%
December 31, 2003	1,214	$1.26173	to	$1.26173	$1,532	0.27%	0.20%	to	0.20%	45.72%	to	45.72%
December 31, 2002	1,097	$0.86584	to	$0.86584	$950	0.34%	0.20%	to	0.20%	-15.13%	to	-15.13%

	AIM V.I. Utilities Fund

December 31, 2006	37	$1.09243	to	$1.09243	$41	0.56%	0.20%	to	0.20%	25.21%	to	25.21%
December 31, 2005	708	$0.87246	to	$0.87246	$618	4.38%	0.20%	to	0.20%	16.61%	to	16.61%
December 31, 2004	15	$0.74819	to	$0.74819	$12	1.72%	0.20%	to	0.20%	23.32%	to	23.32%
December 31, 2003	5	$0.60669	to	$0.60669	$3	1.26%	0.20%	to	0.20%	17.23%	to	17.23%
December 31, 2002	6	$0.51751	to	$0.51751	$3	0.40%	0.20%	to	0.20%	-20.49%	to	-20.49%

	AIM V.I. Technology Fund

December 31, 2006	1,869	$0.31056	to	$0.31056	$580	0.00%	0.20%	to	0.20%	10.24%	to	10.24%
December 31, 2005	1,937	$0.28171	to	$0.28171	$546	0.00%	0.20%	to	0.20%	2.01%	to	2.01%
December 31, 2004	2,810	$0.27617	to	$0.27617	$776	0.00%	0.20%	to	0.20%	4.43%	to	4.43%
December 31, 2003	1,506	$0.26445	to	$0.26445	$398	0.00%	0.20%	to	0.20%	45.01%	to	45.01%
December 31, 2002	1,433	$0.18237	to	$0.18237	$261	0.00%	0.20%	to	0.20%	-46.93%	to	-46.93%

A73

Note 6:	Financial Highlights (Continued)

	At year ended					For year ended

	Units (000s)	Unit Value Lowest - Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest - Highest			Total Return*** Lowest - Highest

	Prudential SP Small-Cap Growth Portfolio

December 31, 2006	6,595	$0.75132	to	$11.58900	$7,069	0.00%	0.00%	to	0.90%	11.39%	to	12.39%
December 31, 2005	5,892	$0.66950	to	$10.31158	$5,518	0.00%	0.00%	to	0.90%	1.56%	to	2.48%
December 31, 2004	4,799	$0.65467	to	$10.06229	$4,314	0.00%	0.10%	to	0.90%	-1.80%	to	-0.92%
December 31, 2003	3,542	$0.66197	to	$0.91323	$3,194	0.00%	0.20%	to	0.90%	33.51%	to	34.44%
December 31, 2002	2,261	$0.49239	to	$0.67960	$1,513	0.00%	0.20%	to	0.90%	-30.89%	to	-6.11%

	Janus Aspen Mid-Cap Growth Portfolio - Service Shares

December 31, 2006	1,779	$0.67559	to	$0.67559	$1,202	0.00%	0.20%	to	0.20%	13.16%	to	13.16%
December 31, 2005	2,285	$0.59703	to	$0.59703	$1,364	0.00%	0.20%	to	0.20%	11.81%	to	11.81%
December 31, 2004	6,518	$0.53397	to	$0.53397	$3,480	0.00%	0.20%	to	0.20%	20.23%	to	20.23%
December 31, 2003	4,329	$0.44411	to	$0.44411	$1,922	0.00%	0.20%	to	0.20%	34.49%	to	34.49%
December 31, 2002	3,847	$0.33021	to	$0.33021	$1,270	0.00%	0.20%	to	0.20%	-28.25%	to	-11.89%

	Janus Aspen Balanced Portfolio - Service Shares

December 31, 2006	17,141	$1.26765	to	$1.26765	$21,729	1.87%	0.20%	to	0.20%	10.19%	to	10.19%
December 31, 2005	19,794	$1.15042	to	$1.15042	$22,772	2.11%	0.20%	to	0.20%	7.45%	to	7.45%
December 31, 2004	19,744	$1.07066	to	$1.07066	$21,139	2.72%	0.20%	to	0.20%	8.08%	to	8.08%
December 31, 2003	14,816	$0.99058	to	$0.99058	$14,676	1.96%	0.20%	to	0.20%	13.49%	to	13.49%
December 31, 2002	9,467	$0.87282	to	$0.87282	$8,263	2.71%	0.20%	to	0.20%	-17.47%	to	-6.85%

	Oppenheimer Midcap Fund/VA

December 31, 2006	4,252	$0.66843	to	$0.66843	$2,842	0.00%	0.20%	to	0.20%	2.49%	to	2.49%
December 31, 2005	2,067	$0.65220	to	$0.65220	$1,348	0.00%	0.20%	to	0.20%	11.76%	to	11.76%
December 31, 2004	1,730	$0.58355	to	$0.58355	$1,010	0.00%	0.20%	to	0.20%	19.19%	to	19.19%
December 31, 2003	1,211	$0.48959	to	$0.48959	$593	0.00%	0.20%	to	0.20%	25.18%	to	25.18%
December 31, 2002	132	$0.39111	to	$0.39111	$52	0.54%	0.20%	to	0.20%	-28.19%	to	-22.36%

	Prudential SP PIMCO Total Return Portfolio

December 31, 2006	30,333	$1.12112	to	$11.19702	$41,590	4.25%	0.00%	to	0.90%	2.76%	to	3.68%
December 31, 2005	32,938	$1.08232	to	$10.79983	$43,675	4.68%	0.00%	to	0.90%	1.48%	to	2.39%
December 31, 2004	30,948	$1.21784	to	$10.54770	$40,504	1.95%	0.10%	to	0.90%	4.33%	to	5.28%
December 31, 2003	27,144	$1.16728	to	$1.29466	$34,078	2.46%	0.20%	to	0.90%	4.91%	to	5.65%
December 31, 2002	20,532	$1.11264	to	$1.22547	$24,524	3.13%	0.20%	to	0.90%	8.40%	to	9.15%

	Prudential SP PIMCO High Yield Portfolio

December 31, 2006	5,556	$1.27493	to	$12.56887	$8,399	7.37%	0.00%	to	0.90%	8.55%	to	9.51%
December 31, 2005	6,203	$1.16538	to	$11.47762	$8,697	6.64%	0.00%	to	0.90%	3.12%	to	4.03%
December 31, 2004	4,685	$1.32262	to	$11.03289	$6,390	6.61%	0.10%	to	0.90%	8.36%	to	9.32%
December 31, 2003	5,303	$1.22063	to	$1.29355	$6,621	6.63%	0.20%	to	0.90%	21.32%	to	22.16%
December 31, 2002	3,685	$1.00616	to	$1.05893	$3,768	10.92%	0.20%	to	0.90%	-0.74%	to	-0.09%

	Janus Aspen Large Cap Growth Portfolio - Service Shares

December 31, 2006	2,142	$1.01876	to	$1.01876	$2,183	0.28%	0.25%	to	0.25%	10.86%	to	10.86%
December 31, 2005	2,099	$0.91896	to	$0.91896	$1,929	0.13%	0.25%	to	0.25%	3.76%	to	3.76%
December 31, 2004	1,781	$0.88566	to	$0.88566	$1,577	0.00%	0.25%	to	0.25%	3.94%	to	3.94%
December 31, 2003	1,232	$0.85205	to	$0.85205	$1,050	0.00%	0.25%	to	0.25%	31.16%	to	31.16%
December 31, 2002	565	$0.64963	to	$0.64963	$367	0.00%	0.25%	to	0.25%	-26.90%	to	-26.90%

	Prudential SP Large Cap Value Portfolio

December 31, 2006	9,636	$1.43161	to	$14.72307	$14,388	1.18%	0.00%	to	0.90%	17.42%	to	18.47%
December 31, 2005	8,468	$1.21922	to	$12.42748	$10,689	0.74%	0.00%	to	0.90%	5.70%	to	6.64%
December 31, 2004	6,476	$1.15350	to	$1.25106	$7,637	0.73%	0.10%	to	0.90%	16.70%	to	17.51%
December 31, 2003	4,702	$0.98843	to	$1.06462	$4,718	0.00%	0.20%	to	0.90%	25.64%	to	26.51%
December 31, 2002	2,978	$0.78673	to	$0.84151	$2,363	1.71%	0.25%	to	0.90%	-17.12%	to	-16.58%

A74

Note 6:	Financial Highlights (Continued)

	At year ended					For year ended

	Units (000s)	Unit Value Lowest - Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest - Highest			Total Return*** Lowest - Highest

	Prudential SP AIM Core Equity Portfolio

December 31, 2006	3,267	$1.21560	to	$13.65105	$4,125	0.84%	0.00%	to	0.90%	15.01%	to	16.05%
December 31, 2005	2,672	$1.05693	to	$1.13227	$2,910	0.89%	0.10%	to	0.90%	3.71%	to	4.52%
December 31, 2004	1,960	$1.01915	to	$11.24299	$2,044	0.45%	0.10%	to	0.90%	7.83%	to	8.79%
December 31, 2003	1,406	$0.94517	to	$0.95989	$1,350	0.30%	0.25%	to	0.90%	22.59%	to	23.38%
December 31, 2002	785	$0.77097	to	$0.77800	$611	0.00%	0.25%	to	0.90%	-15.97%	to	-15.42%

	Prudential SP Strategic Partners Focused Growth Portfolio

December 31, 2006	3,007	$1.05384	to	$13.10433	$3,389	0.00%	0.00%	to	0.90%	-1.55%	to	-0.66%
December 31, 2005	2,656	$1.07038	to	$13.19148	$2,986	0.00%	0.00%	to	0.90%	14.12%	to	15.14%
December 31, 2004	1,917	$0.93791	to	$11.45666	$1,848	0.00%	0.10%	to	0.90%	9.62%	to	10.58%
December 31, 2003	988	$0.85560	to	$0.86896	$858	0.00%	0.25%	to	0.90%	24.72%	to	25.52%
December 31, 2002	436	$0.68600	to	$0.69228	$302	0.00%	0.25%	to	0.90%	-25.93%	to	-25.44%

	Prudential SP Mid Cap Growth Portfolio

December 31, 2006	17,780	$0.80266	to	$12.73876	$15,138	0.00%	0.00%	to	0.90%	-2.81%	to	-1.94%
December 31, 2005	16,522	$0.82065	to	$12.99106	$14,152	0.00%	0.00%	to	0.90%	4.33%	to	5.26%
December 31, 2004	9,616	$0.78166	to	$12.34238	$7,709	0.00%	0.10%	to	0.90%	18.48%	to	19.55%
December 31, 2003	7,313	$0.65537	to	$0.96166	$4,808	0.00%	0.20%	to	0.90%	38.86%	to	39.86%
December 31, 2002	4,231	$0.46893	to	$0.68758	$1,986	0.00%	0.25%	to	0.90%	-46.80%	to	-46.46%

	SP Prudential U.S. Emerging Growth Portfolio

December 31, 2006	15,876	$1.33323	to	$15.97896	$21,901	0.00%	0.00%	to	0.90%	8.61%	to	9.59%
December 31, 2005	13,420	$1.21970	to	$14.58109	$16,697	0.00%	0.00%	to	0.90%	16.72%	to	17.77%
December 31, 2004	8,888	$1.03828	to	$12.38071	$9,346	0.00%	0.10%	to	0.90%	20.31%	to	21.39%
December 31, 2003	6,238	$0.85748	to	$0.87838	$5,357	0.00%	0.25%	to	0.90%	40.82%	to	41.72%
December 31, 2002	3,672	$0.60504	to	$0.62375	$2,224	0.00%	0.25%	to	0.90%	-32.68%	to	-32.24%

	Prudential SP Conservative Asset Allocation Portfolio

December 31, 2006	6,214	$1.27058	to	$12.68916	$8,548	3.32%	0.00%	to	0.90%	7.72%	to	8.67%
December 31, 2005	5,790	$1.16989	to	$11.67693	$7,614	1.29%	0.00%	to	0.90%	4.97%	to	5.91%
December 31, 2004	4,690	$1.16226	to	$11.02585	$5,713	1.29%	0.10%	to	0.90%	7.92%	to	8.89%
December 31, 2003	3,680	$1.07699	to	$1.10200	$4,016	1.29%	0.20%	to	0.90%	15.45%	to	16.25%
December 31, 2002	1,492	$0.93287	to	$0.94792	$1,401	0.17%	0.20%	to	0.90%	-6.71%	to	-6.11%

	Prudential SP Balanced Asset Allocation Portfolio

December 31, 2006	29,278	$1.34175	to	$13.49688	$40,490	2.36%	0.00%	to	0.90%	9.71%	to	10.69%
December 31, 2005	24,001	$1.21353	to	$12.19356	$30,116	0.88%	0.00%	to	0.90%	6.64%	to	7.60%
December 31, 2004	17,279	$1.15290	to	$11.33193	$20,301	0.75%	0.10%	to	0.90%	10.09%	to	11.09%
December 31, 2003	10,904	$1.04724	to	$1.10143	$11,591	0.84%	0.20%	to	0.90%	21.78%	to	22.62%
December 31, 2002	4,292	$0.85996	to	$0.89823	$3,726	0.00%	0.20%	to	0.90%	-12.46%	to	-11.89%

	Prudential SP Growth Asset Allocation Portfolio

December 31, 2006	47,121	$1.36237	to	$14.31851	$66,683	1.66%	0.00%	to	0.90%	11.89%	to	12.88%
December 31, 2005	34,936	$1.21764	to	$12.68422	$43,777	0.57%	0.00%	to	0.90%	8.27%	to	9.24%
December 31, 2004	23,746	$1.12461	to	$11.61172	$27,303	0.37%	0.10%	to	0.90%	12.04%	to	13.05%
December 31, 2003	12,142	$1.00377	to	$1.08904	$12,377	0.48%	0.20%	to	0.90%	27.14%	to	28.02%
December 31, 2002	4,939	$0.78950	to	$0.85069	$3,933	0.00%	0.20%	to	0.90%	-18.00%	to	-17.47%

	Prudential SP Aggressive Growth Asset Allocation Portfolio

December 31, 2006	15,878	$1.34635	to	$1.53196	$22,552	1.66%	0.00%	to	0.90%	13.26%	to	14.17%
December 31, 2005	11,372	$1.18874	to	$1.34325	$14,089	0.15%	0.10%	to	0.90%	9.49%	to	10.37%
December 31, 2004	7,028	$1.08568	to	$11.83854	$7,826	0.05%	0.10%	to	0.90%	13.73%	to	14.76%
December 31, 2003	2,742	$0.95462	to	$1.06372	$2,660	0.03%	0.20%	to	0.90%	31.58%	to	32.51%
December 31, 2002	1,113	$0.72551	to	$0.80276	$815	0.00%	0.25%	to	0.90%	-22.86%	to	-22.36%

A75

Note 6:	Financial Highlights (Continued)

	At year ended					For year ended

	Units (000s)	Unit Value Lowest - Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest - Highest			Total Return*** Lowest - Highest

	Janus Aspen International Growth Portfolio - Service Shares

December 31, 2006	5,167	$1.55321	to	$1.55321	$8,026	1.79%	0.20%	to	0.20%	46.33%	to	46.33%
December 31, 2005	5,291	$1.06141	to	$1.06141	$5,616	1.06%	0.20%	to	0.20%	31.67%	to	31.67%
December 31, 2004	6,571	$0.80610	to	$0.80610	$5,297	0.92%	0.20%	to	0.20%	18.45%	to	18.45%
December 31, 2003	5,257	$0.68052	to	$0.68052	$3,577	1.01%	0.20%	to	0.20%	34.26%	to	34.26%
December 31, 2002	5,056	$0.50685	to	$0.50685	$2,563	0.77%	0.20%	to	0.20%	-25.91%	to	-25.91%

	Prudential SP International Growth Portfolio

December 31, 2006	7,142	$1.52315	to	$17.14606	$11,967	1.60%	0.00%	to	0.90%	19.98%	to	21.05%
December 31, 2005	5,436	$1.26952	to	$14.16477	$7,257	0.55%	0.00%	to	0.90%	15.34%	to	16.39%
December 31, 2004	3,917	$1.10066	to	$12.17058	$4,483	0.17%	0.10%	to	0.90%	15.51%	to	16.54%
December 31, 2003	2,080	$0.95286	to	$0.96758	$2,010	0.00%	0.25%	to	0.90%	38.33%	to	39.23%
December 31, 2002	890	$0.68881	to	$0.69495	$618	0.00%	0.25%	to	0.90%	-23.26%	to	-22.77%

	Prudential SP International Value Portfolio

December 31, 2006	13,644	$1.48271	to	$17.77266	$21,356	1.35%	0.00%	to	0.90%	27.95%	to	29.09%
December 31, 2005	11,301	$1.15143	to	$1.37811	$13,284	0.40%	0.10%	to	0.90%	12.75%	to	13.67%
December 31, 2004	9,887	$1.01469	to	$12.10092	$10,125	0.45%	0.10%	to	0.90%	14.77%	to	15.80%
December 31, 2003	8,029	$0.87846	to	$1.05026	$7,099	0.76%	0.25%	to	0.90%	26.23%	to	27.14%
December 31, 2002	5,177	$0.69143	to	$0.82608	$3,584	0.00%	0.25%	to	0.90%	-17.91%	to	-17.38%

	M Financial Turner Core Growth Fund (became available December 15, 2003)

December 31, 2006	85	$14.22394	to	$14.22394	$1,204	0.80%	0.00%	to	0.00%	8.52%	to	8.52%
December 31, 2005	47	$13.10724	to	$13.10724	$611	0.59%	0.00%	to	0.00%	13.92%	to	13.92%
December 31, 2004	19	$11.50611	to	$11.50611	$219	0.51%	0.00%	to	0.00%	11.19%	to	11.19%

	M Financial Frontier Capital Appreciation Fund (became available December 15, 2003)

December 31, 2006	70	$15.13547	to	$15.13547	$1,064	0.00%	0.00%	to	0.00%	16.35%	to	16.35%
December 31, 2005	43	$13.00911	to	$13.00911	$558	0.00%	0.00%	to	0.00%	15.13%	to	15.13%
December 31, 2004	31	$11.29972	to	$11.29972	$348	0.00%	0.00%	to	0.00%	9.33%	to	9.33%

	M Financial Brandes International Equity Fund (became available December 15, 2003)

December 31, 2006	122	$18.23050	to	$18.23050	$2,231	1.70%	0.00%	to	0.00%	26.78%	to	26.78%
December 31, 2005	77	$14.37951	to	$14.37951	$1,101	1.75%	0.00%	to	0.00%	10.55%	to	10.55%
December 31, 2004	50	$13.00731	to	$13.00731	$651	2.55%	0.00%	to	0.00%	24.00%	to	24.00%

	M Financial Business Opportunity Value Fund (became available December 15, 2003)

December 31, 2006	29	$15.68894	to	$15.68894	$462	0.66%	0.00%	to	0.00%	13.89%	to	13.89%
December 31, 2005	20	$13.77563	to	$13.77563	$279	0.67%	0.00%	to	0.00%	7.81%	to	7.81%
December 31, 2004	18	$12.77809	to	$12.77809	$228	1.24%	0.00%	to	0.00%	22.60%	to	22.60%

	ProFund VP Asia 30 Fund (became available November 4, 2002)****

December 31, 2006	0	$2.77195	to	$2.77195	$0	0.00%	0.25%	to	0.25%	38.94%	to	38.94%
December 31, 2005	0	$1.99507	to	$1.99507	$0	1.20%	0.25%	to	0.25%	19.21%	to	19.21%
December 31, 2004	0	$1.67351	to	$1.67351	$0	0.00%	0.25%	to	0.25%	-0.79%	to	-0.79%
December 31, 2003	6	$1.68678	to	$1.68678	$11	0.10%	0.25%	to	0.25%	64.51%	to	64.51%

	ProFund VP Banks Fund (became available May 1, 2003)****

December 31, 2006	0	$1.57260	to	$1.57260	$0	0.00%	0.25%	to	0.25%	15.12%	to	15.12%
December 31, 2005	0	$1.36608	to	$1.36608	$0	0.00%	0.25%	to	0.25%	-0.39%	to	-0.39%
December 31, 2004	0	$1.37148	to	$1.37148	$0	0.00%	0.25%	to	0.25%	11.49%	to	11.49%
December 31, 2003	0	$1.23017	to	$1.23017	$0	0.00%	0.25%	to	0.25%	22.79%	to	22.79%

	ProFund VP Basic Materials Fund (became available November 4, 2002)****

December 31, 2006	0	$1.75453	to	$1.75453	$0	3.09%	0.25%	to	0.25%	15.18%	to	15.18%
December 31, 2005	418	$1.52325	to	$1.52325	$637	0.00%	0.25%	to	0.25%	2.18%	to	2.18%
December 31, 2004	0	$1.49070	to	$1.49070	$1	0.06%	0.25%	to	0.25%	9.94%	to	9.94%
December 31, 2003	0	$1.35588	to	$1.35588	$0	0.00%	0.25%	to	0.25%	31.26%	to	31.26%

A76

Note 6:	Financial Highlights (Continued)

	At year ended					For year ended

	Units (000s)	Unit Value Lowest - Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest - Highest			Total Return*** Lowest - Highest

	ProFund VP Bear Fund (became available November 4, 2002)

December 31, 2006	70	$0.61693	to	$0.61693	$43	0.10%	0.25%	to	0.25%	-7.72%	to	-7.72%
December 31, 2005	13	$0.66855	to	$0.66855	$9	0.00%	0.25%	to	0.25%	-1.61%	to	-1.61%
December 31, 2004	0	$0.67949	to	$0.67949	$0	0.00%	0.25%	to	0.25%	-10.50%	to	-10.50%
December 31, 2003	0	$0.75922	to	$0.75922	$0	0.00%	0.25%	to	0.25%	-24.78%	to	-24.78%

	ProFund VP Biotechnology Fund (became available November 4, 2002)

December 31, 2006	30	$1.69473	to	$1.69473	$51	0.00%	0.25%	to	0.25%	-4.34%	to	-4.34%
December 31, 2005	10	$1.77162	to	$1.77162	$18	0.00%	0.25%	to	0.25%	18.95%	to	18.95%
December 31, 2004	5	$1.48943	to	$1.48943	$7	0.00%	0.25%	to	0.25%	9.45%	to	9.45%
December 31, 2003	0	$1.36083	to	$1.36083	$0	0.00%	0.25%	to	0.25%	39.43%	to	39.43%

	ProFund VP UltraBull Fund (became available November 4, 2002)

December 31, 2006	36	$2.15227	to	$2.15227	$78	0.32%	0.25%	to	0.25%	22.76%	to	22.76%
December 31, 2005	0	$1.75321	to	$1.75321	$0	0.00%	0.25%	to	0.25%	2.36%	to	2.36%
December 31, 2004	102	$1.71282	to	$1.71282	$176	0.00%	0.25%	to	0.25%	16.89%	to	16.89%
December 31, 2003	18	$1.46531	to	$1.46531	$27	0.00%	0.25%	to	0.25%	52.55%	to	52.55%

	ProFund VP Consumer Services Fund (became available November 4, 2002)****

December 31, 2006	0	$1.35305	to	$1.35305	$0	0.00%	0.25%	to	0.25%	11.72%	to	11.72%
December 31, 2005	0	$1.21116	to	$1.21116	$0	0.00%	0.25%	to	0.25%	-4.91%	to	-4.91%
December 31, 2004	0	$1.27367	to	$1.27367	$0	0.00%	0.25%	to	0.25%	7.34%	to	7.34%
December 31, 2003	0	$1.18656	to	$1.18656	$0	0.00%	0.25%	to	0.25%	26.48%	to	26.48%

	ProFund VP Consumer Goods Fund (became available November 4, 2002)****

December 31, 2006	0	$1.39508	to	$1.39508	$1	0.00%	0.25%	to	0.25%	12.34%	to	12.34%
December 31, 2005	0	$1.24179	to	$1.24179	$0	0.00%	0.25%	to	0.25%	-0.61%	to	-0.61%
December 31, 2004	0	$1.24945	to	$1.24945	$0	0.00%	0.25%	to	0.25%	8.98%	to	8.98%

	ProFund VP Oil & Gas Fund (became available November 4, 2002)

December 31, 2006	6	$2.50196	to	$2.50196	$15	0.00%	0.25%	to	0.25%	20.32%	to	20.32%
December 31, 2005	0	$2.07934	to	$2.07934	$0	0.00%	0.25%	to	0.25%	30.98%	to	30.98%
December 31, 2004	0	$1.58751	to	$1.58751	$0	0.00%	0.25%	to	0.25%	29.04%	to	29.04%
December 31, 2003	0	$1.23023	to	$1.23023	$0	0.00%	0.25%	to	0.25%	21.96%	to	21.96%

	ProFund VP Europe 30 Fund (became available November 4, 2002)

December 31, 2006	16	$1.98114	to	$1.98114	$31	0.06%	0.25%	to	0.25%	17.21%	to	17.21%
December 31, 2005	17	$1.69022	to	$1.69022	$29	0.19%	0.25%	to	0.25%	7.82%	to	7.82%
December 31, 2004	6	$1.56766	to	$1.56766	$10	0.11%	0.25%	to	0.25%	14.04%	to	14.04%
December 31, 2003	37	$1.37466	to	$1.37466	$51	0.64%	0.25%	to	0.25%	38.37%	to	38.37%

	ProFund VP Financials Fund (became available November 4, 2002)

December 31, 2006	30	$1.66848	to	$1.66848	$50	0.41%	0.25%	to	0.25%	17.06%	to	17.06%
December 31, 2005	470	$1.42532	to	$1.42532	$669	0.37%	0.25%	to	0.25%	3.72%	to	3.72%
December 31, 2004	13	$1.37415	to	$1.37415	$19	0.00%	0.25%	to	0.25%	10.07%	to	10.07%
December 31, 2003	0	$1.24846	to	$1.24846	$0	0.00%	0.25%	to	0.25%	28.67%	to	28.67%

	ProFund VP Health Care Fund (became available November 4, 2002)

December 31, 2006	24	$1.29913	to	$1.29913	$31	0.00%	0.25%	to	0.25%	4.99%	to	4.99%
December 31, 2005	20	$1.23740	to	$1.23740	$25	0.00%	0.25%	to	0.25%	5.76%	to	5.76%
December 31, 2004	18	$1.17005	to	$1.17005	$21	0.00%	0.25%	to	0.25%	2.11%	to	2.11%
December 31, 2003	18	$1.14585	to	$1.14585	$20	0.00%	0.25%	to	0.25%	17.14%	to	17.14%

	ProFund VP Industrials Fund (became available May 1, 2003)****

December 31, 2006	0	$1.59234	to	$1.59234	$0	0.00%	0.25%	to	0.25%	11.38%	to	11.38%
December 31, 2005	0	$1.42965	to	$1.42965	$0	0.00%	0.25%	to	0.25%	2.18%	to	2.18%
December 31, 2004	0	$1.39919	to	$1.39919	$0	0.00%	0.25%	to	0.25%	12.93%	to	12.93%

A77

Note 6:	Financial Highlights (Continued)

	At year ended					For year ended

	Units (000s)	Unit Value Lowest - Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest - Highest			Total Return*** Lowest - Highest

	ProFund VP Internet Fund (became available May 1, 2003)****

December 31, 2006	0	$1.88222	to	$1.88222	$1	0.00%	0.25%	to	0.25%	1.11%	to	1.11%
December 31, 2005	1	$1.86162	to	$1.86162	$3	0.00%	0.25%	to	0.25%	7.17%	to	7.17%
December 31, 2004	6	$1.73705	to	$1.73705	$10	0.00%	0.25%	to	0.25%	20.96%	to	20.96%
December 31, 2003	0	$1.43607	to	$1.43607	$0	0.00%	0.25%	to	0.25%	42.24%	to	42.24%

	ProFund VP Japan Fund (became available May 1, 2003)

December 31, 2006	5	$2.32618	to	$2.32618	$12	0.46%	0.25%	to	0.25%	10.54%	to	10.54%
December 31, 2005	31	$2.10431	to	$2.10431	$66	0.00%	0.25%	to	0.25%	41.42%	to	41.42%
December 31, 2004	0	$1.48794	to	$1.48794	$0	0.00%	0.25%	to	0.25%	7.29%	to	7.29%
December 31, 2003	0	$1.38685	to	$1.38685	$0	0.00%	0.25%	to	0.25%	37.79%	to	37.79%

	ProFund VP Mid-Cap Growth Fund (became available November 4, 2002)

December 31, 2006	2	$1.58804	to	$1.58804	$3	0.00%	0.25%	to	0.25%	3.72%	to	3.72%
December 31, 2005	6	$1.53111	to	$1.53111	$9	0.00%	0.25%	to	0.25%	10.94%	to	10.94%
December 31, 2004	22	$1.38008	to	$1.38008	$30	0.00%	0.25%	to	0.25%	10.81%	to	10.81%
December 31, 2003	10	$1.24547	to	$1.24547	$12	0.00%	0.25%	to	0.25%	27.59%	to	27.59%

	ProFund VP Mid-Cap Value Fund (became available November 4, 2002)

December 31, 2006	10	$1.90489	to	$1.90489	$19	0.01%	0.25%	to	0.25%	12.02%	to	12.02%
December 31, 2005	12	$1.70050	to	$1.70050	$20	0.00%	0.25%	to	0.25%	8.58%	to	8.58%
December 31, 2004	24	$1.56613	to	$1.56613	$37	0.00%	0.25%	to	0.25%	15.67%	to	15.67%
December 31, 2003	27	$1.35397	to	$1.35397	$36	0.00%	0.25%	to	0.25%	35.39%	to	35.39%

	ProFund VP Money Market Fund (became available November 4, 2002)

December 31, 2006	2,684	$1.04542	to	$1.04542	$2,806	3.57%	0.25%	to	0.25%	3.39%	to	3.39%
December 31, 2005	1,479	$1.01117	to	$1.01117	$1,496	1.80%	0.25%	to	0.25%	1.53%	to	1.53%
December 31, 2004	1,283	$0.99592	to	$0.99592	$1,278	0.06%	0.25%	to	0.25%	-0.23%	to	-0.23%
December 31, 2003	1,466	$0.99820	to	$0.99820	$1,464	0.05%	0.25%	to	0.25%	-0.18%	to	-0.18%

	ProFund VP OTC Fund (became available November 4, 2002)

December 31, 2006	79	$1.60137	to	$1.60137	$127	0.00%	0.25%	to	0.25%	5.20%	to	5.20%
December 31, 2005	47	$1.52217	to	$1.52217	$71	0.00%	0.25%	to	0.25%	-0.07%	to	-0.07%
December 31, 2004	11	$1.52323	to	$1.52323	$17	0.00%	0.25%	to	0.25%	8.26%	to	8.26%
December 31, 2003	0	$1.40705	to	$1.40705	$0	0.00%	0.25%	to	0.25%	46.39%	to	46.39%

	ProFund VP Pharmaceuticals Fund (became available May 1, 2003)****

December 31, 2006	0	$1.00191	to	$1.00191	$0	0.00%	0.25%	to	0.25%	11.90%	to	11.90%
December 31, 2005	0	$0.89532	to	$0.89532	$0	0.00%	0.25%	to	0.25%	-4.04%	to	-4.04%
December 31, 2004	0	$0.93304	to	$0.93304	$0	0.00%	0.25%	to	0.25%	-9.45%	to	-9.45%
December 31, 2003	0	$1.03038	to	$1.03038	$0	0.00%	0.25%	to	0.25%	2.61%	to	2.61%

	ProFund VP Precious Metals Fund (became available November 4, 2002)****

December 31, 2006	0	$1.93853	to	$1.93853	$1	5.21%	0.25%	to	0.25%	7.09%	to	7.09%
December 31, 2005	25	$1.81017	to	$1.81017	$45	0.00%	0.25%	to	0.25%	25.98%	to	25.98%
December 31, 2004	0	$1.43683	to	$1.43683	$0	0.00%	0.25%	to	0.25%	-10.14%	to	-10.14%
December 31, 2003	15	$1.59900	to	$1.59900	$25	0.00%	0.25%	to	0.25%	38.88%	to	38.88%

	ProFund VP Real Estate Fund (became available November 4, 2002)

December 31, 2006	24	$2.30871	to	$2.30871	$56	0.49%	0.25%	to	0.25%	32.16%	to	32.16%
December 31, 2005	18	$1.74689	to	$1.74689	$31	3.74%	0.25%	to	0.25%	6.49%	to	6.49%
December 31, 2004	12	$1.64049	to	$1.64049	$19	3.22%	0.25%	to	0.25%	26.88%	to	26.88%
December 31, 2003	98	$1.29290	to	$1.29290	$127	6.13%	0.25%	to	0.25%	30.36%	to	30.36%

A78

Note 6:	Financial Highlights (Continued)

	At year ended					For year ended

	Units (000s)	Unit Value Lowest - Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest - Highest			Total Return*** Lowest - Highest

	ProFund VP Rising Rates Opportunity Fund (became available November 4, 2002)****

December 31, 2006	0	$0.80203	to	$0.80203	$0	14.41%	0.25%	to	0.25%	9.87%	to	9.87%
December 31, 2005	2	$0.72996	to	$0.72996	$2	0.00%	0.25%	to	0.25%	-8.12%	to	-8.12%
December 31, 2004	28	$0.79451	to	$0.79451	$22	0.00%	0.25%	to	0.25%	-11.13%	to	-11.13%
December 31, 2003	15	$0.89397	to	$0.89397	$13	0.00%	0.25%	to	0.25%	-4.35%	to	-4.35%

	ProFund VP Semiconductor Fund (became available May 1, 2003)****

December 31, 2006	0	$1.23352	to	$1.23352	$0	0.00%	0.25%	to	0.25%	-7.32%	to	-7.32%
December 31, 2005	0	$1.33091	to	$1.33091	$0	0.00%	0.25%	to	0.25%	8.38%	to	8.38%
December 31, 2004	0	$1.22805	to	$1.22805	$0	0.00%	0.25%	to	0.25%	-23.74%	to	-23.74%
December 31, 2003	15	$1.61029	to	$1.61029	$25	0.00%	0.25%	to	0.25%	60.06%	to	60.06%

	ProFund VP Short OTC Fund (became available November 4, 2002)

December 31, 2006	66	$0.55537	to	$0.55537	$37	0.00%	0.25%	to	0.25%	-1.63%	to	-1.63%
December 31, 2005	31	$0.56456	to	$0.56456	$18	0.00%	0.25%	to	0.25%	0.55%	to	0.55%
December 31, 2004	2,024	$0.56145	to	$0.56145	$1,136	0.00%	0.25%	to	0.25%	-11.32%	to	-11.32%
December 31, 2003	2,050	$0.63313	to	$0.63313	$1,298	0.00%	0.25%	to	0.25%	-37.46%	to	-37.46%

	ProFund VP Short Small-Cap Fund (became available May 1, 2003)****

December 31, 2006	0	$0.53733	to	$0.53733	$0	0.08%	0.25%	to	0.25%	-12.00%	to	-12.00%
December 31, 2005	366	$0.61060	to	$0.61060	$223	0.00%	0.25%	to	0.25%	-3.16%	to	-3.16%
December 31, 2004	97	$0.63054	to	$0.63054	$61	0.00%	0.25%	to	0.25%	-9.25%	to	-9.25%
December 31, 2003	0	$0.69480	to	$0.69480	$0	0.00%	0.25%	to	0.25%	-30.52%	to	-30.52%

	ProFund VP Small-Cap Fund (became available November 4, 2002)

December 31, 2006	65	$1.92231	to	$1.92231	$125	0.00%	0.25%	to	0.25%	14.47%	to	14.47%
December 31, 2005	0	$1.67934	to	$1.67934	$0	0.00%	0.25%	to	0.25%	2.55%	to	2.55%
December 31, 2004	3	$1.63751	to	$1.63751	$5	0.00%	0.25%	to	0.25%	16.45%	to	16.45%
December 31, 2003	0	$1.40625	to	$1.40625	$0	0.00%	0.25%	to	0.25%	42.39%	to	42.39%

	ProFund VP Small Cap-Growth Fund (became available November 4, 2002)

December 31, 2006	3	$1.82390	to	$1.82390	$6	0.00%	0.25%	to	0.25%	8.38%	to	8.38%
December 31, 2005	4	$1.68288	to	$1.68288	$6	0.00%	0.25%	to	0.25%	7.27%	to	7.27%
December 31, 2004	15	$1.56876	to	$1.56876	$23	0.00%	0.25%	to	0.25%	19.50%	to	19.50%
December 31, 2003	7	$1.31276	to	$1.31276	$9	0.00%	0.25%	to	0.25%	33.98%	to	33.98%

	ProFund VP Small-Cap Value Fund (became available November 4, 2002)****

December 31, 2006	0	$1.94513	to	$1.94513	$0	0.00%	0.25%	to	0.25%	17.14%	to	17.14%
December 31, 2005	0	$1.66051	to	$1.66051	$0	0.00%	0.25%	to	0.25%	3.73%	to	3.73%
December 31, 2004	8	$1.60083	to	$1.60083	$13	0.00%	0.25%	to	0.25%	19.82%	to	19.82%
December 31, 2003	9	$1.33602	to	$1.33602	$13	0.00%	0.25%	to	0.25%	34.34%	to	34.34%

	ProFund VP Technology Fund (became available November 4, 2002)****

December 31, 2006	0	$1.53173	to	$1.53173	$0	0.00%	0.25%	to	0.25%	7.80%	to	7.80%
December 31, 2005	2	$1.42092	to	$1.42092	$2	0.78%	0.25%	to	0.25%	0.97%	to	0.97%
December 31, 2004	0	$1.40729	to	$1.40729	$0	0.00%	0.25%	to	0.25%	-0.68%	to	-0.68%
December 31, 2003	9	$1.41690	to	$1.41690	$12	0.00%	0.25%	to	0.25%	45.60%	to	45.60%

	ProFund VP Telecommunications Fund (became available November 4, 2002)

December 31, 2006	5	$1.44828	to	$1.44828	$7	0.59%	0.25%	to	0.25%	33.95%	to	33.95%
December 31, 2005	0	$1.08125	to	$1.08125	$0	21.66%	0.25%	to	0.25%	-6.88%	to	-6.88%
December 31, 2004	9	$1.16118	to	$1.16118	$10	4.94%	0.25%	to	0.25%	15.27%	to	15.27%
December 31, 2003	0	$1.00733	to	$1.00733	$0	0.00%	0.25%	to	0.25%	2.20%	to	2.20%

A79

Note 6:	Financial Highlights (Continued)

	At year ended					For year ended

	Units (000s)	Unit Value Lowest - Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest - Highest			Total Return*** Lowest - Highest

	ProFund VP U.S. Government Plus Fund (became available November 4, 2002)

December 31, 2006	1	$1.14061	to	$1.14061	$1	3.49%	0.25%	to	0.25%	-4.78%	to	-4.78%
December 31, 2005	121	$1.19793	to	$1.19793	$145	2.23%	0.25%	to	0.25%	8.74%	to	8.74%
December 31, 2004	102	$1.10166	to	$1.10166	$113	0.92%	0.25%	to	0.25%	7.90%	to	7.90%
December 31, 2003	85	$1.02099	to	$1.02099	$87	3.45%	0.25%	to	0.25%	-2.77%	to	-2.77%

	ProFund VP UltraMid-Cap Fund (became available November 4, 2002)****

December 31, 2006	0	$2.71632	to	$2.71632	$0	0.00%	0.25%	to	0.25%	10.37%	to	10.37%
December 31, 2005	1	$2.46119	to	$2.46119	$3	0.00%	0.25%	to	0.25%	17.60%	to	17.60%
December 31, 2004	11	$2.09283	to	$2.09283	$23	0.00%	0.25%	to	0.25%	27.38%	to	27.38%
December 31, 2003	7	$1.64294	to	$1.64294	$11	0.00%	0.25%	to	0.25%	69.67%	to	69.67%

	ProFund VP UltraOTC Fund (became available November 4, 2002)

December 31, 2006	40	$2.10022	to	$2.10022	$83	0.00%	0.25%	to	0.25%	4.62%	to	4.62%
December 31, 2005	34	$2.00741	to	$2.00741	$68	0.00%	0.25%	to	0.25%	-4.00%	to	-4.00%
December 31, 2004	83	$2.09098	to	$2.09098	$174	0.00%	0.25%	to	0.25%	13.82%	to	13.82%
December 31, 2003	32	$1.83704	to	$1.83704	$58	0.00%	0.25%	to	0.25%	102.16%	to	102.16%

	ProFund VP UltraSmall-Cap Fund (became available November 4, 2002)****

December 31, 2006	0	$3.21134	to	$3.21134	$0	0.02%	0.25%	to	0.25%	25.69%	to	25.69%
December 31, 2005	0	$2.55498	to	$2.55498	$0	0.00%	0.25%	to	0.25%	-0.46%	to	-0.46%
December 31, 2004	9	$2.56686	to	$2.56686	$23	0.00%	0.25%	to	0.25%	30.74%	to	30.74%
December 31, 2003	60	$1.96331	to	$1.96331	$119	0.00%	0.25%	to	0.25%	98.96%	to	98.96%

	ProFund VP Bull Fund (became available November 4, 2002)

December 31, 2006	86	$1.54166	to	$1.54166	$133	0.12%	0.25%	to	0.25%	13.38%	to	13.38%
December 31, 2005	60	$1.35979	to	$1.35979	$82	0.05%	0.25%	to	0.25%	2.47%	to	2.47%
December 31, 2004	24	$1.32695	to	$1.32695	$31	0.00%	0.25%	to	0.25%	8.56%	to	8.56%
December 31, 2003	10	$1.22237	to	$1.22237	$12	0.00%	0.25%	to	0.25%	25.27%	to	25.27%

	ProFund VP Utilities Fund (became available November 4, 2002)

December 31, 2006	1	$2.04183	to	$2.04183	$1	0.04%	0.25%	to	0.25%	18.93%	to	18.93%
December 31, 2005	0	$1.71689	to	$1.71689	$0	0.26%	0.25%	to	0.25%	12.78%	to	12.78%
December 31, 2004	0	$1.52237	to	$1.52237	$0	2.07%	0.25%	to	0.25%	20.77%	to	20.77%
December 31, 2003	8	$1.26052	to	$1.26052	$10	8.04%	0.25%	to	0.25%	21.07%	to	21.07%

	AST Cohen & Steers Realty Portfolio (became available October 17, 2005)

December 31, 2006	32	$14.86960	to	$14.86960	$480	0.35%	0.10%	to	0.10%	36.60%	to	36.60%
December 31, 2005	1	$10.88564	to	$10.88564	$13	0.00%	0.10%	to	0.10%	8.19%	to	8.19%

	AST Global Allocation Porfolio (became available October 17, 2005)

December 31, 2006	11	$11.63805	to	$11.63805	$130	1.17%	0.10%	to	0.10%	11.03%	to	11.03%
December 31, 2005	0	$10.48192	to	$10.48192	$3	0.00%	0.10%	to	0.10%	4.73%	to	4.73%

	AST DeAm Large-Cap Value Porfolio (became available October 17, 2005)

December 31, 2006	53	$13.03370	to	$13.03370	$693	0.24%	0.10%	to	0.10%	21.60%	to	21.60%
December 31, 2005	1	$10.71815	to	$10.71815	$6	0.00%	0.10%	to	0.10%	6.54%	to	6.54%

	AST DeAm Small-Cap Growth Porfolio (became available October 17, 2005)

December 31, 2006	14	$11.56299	to	$11.56299	$166	0.00%	0.10%	to	0.10%	7.65%	to	7.65%
December 31, 2005	1	$10.74134	to	$10.74134	$6	0.00%	0.10%	to	0.10%	7.00%	to	7.00%

	AST DeAm Small-Cap Value Porfolio (became available October 17, 2005)

December 31, 2006	16	$12.47128	to	$12.47128	$198	0.06%	0.10%	to	0.10%	19.83%	to	19.83%
December 31, 2005	0	$10.40721	to	$10.40721	$1	0.00%	0.10%	to	0.10%	4.07%	to	4.07%

	AST Federated Aggressive Growth Portfolio (became available October 17, 2005)

December 31, 2006	16	$12.46956	to	$12.46956	$193	0.00%	0.10%	to	0.10%	12.80%	to	12.80%
December 31, 2005	0	$11.05474	to	$11.05474	$2	0.00%	0.10%	to	0.10%	10.55%	to	10.55%

A80

Note 6:	Financial Highlights (Continued)

	At year ended					For year ended

	Units (000s)	Unit Value Lowest - Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest - Highest			Total Return*** Lowest - Highest

	AST Small Cap Value Portfolio (became available October 17, 2005)

December 31, 2006	39	$12.73508	to	$12.73508	$498	0.16%	0.10%	to	0.10%	19.92%	to	19.92%
December 31, 2005	3	$10.61923	to	$10.61923	$27	0.00%	0.10%	to	0.10%	6.27%	to	6.27%

	AST Goldman Sachs Mid-Cap Growth Portfolio (became available October 17, 2005)

December 31, 2006	18	$11.24783	to	$11.24783	$198	0.00%	0.10%	to	0.10%	6.17%	to	6.17%
December 31, 2005	1	$10.59405	to	$10.59405	$9	0.00%	0.10%	to	0.10%	5.46%	to	5.46%

	AST Marsico Capital Growth Portfolio (became available October 17, 2005)

December 31, 2006	99	$11.50673	to	$11.50673	$1,139	0.01%	0.10%	to	0.10%	7.13%	to	7.13%
December 31, 2005	0	$10.74095	to	$10.74095	$5	0.00%	0.10%	to	0.10%	7.17%	to	7.17%

	AST MFS Growth Portfolio (became available October 17, 2005)

December 31, 2006	7	$11.60124	to	$11.60124	$77	0.00%	0.10%	to	0.10%	9.55%	to	9.55%
December 31, 2005	0	$10.58963	to	$10.58963	$3	0.00%	0.10%	to	0.10%	5.51%	to	5.51%

	AST Neuberger Berman Mid-Cap Growth Portfolio (became available October 17, 2005)

December 31, 2006	32	$12.46468	to	$12.46468	$404	0.00%	0.10%	to	0.10%	13.94%	to	13.94%
December 31, 2005	0	$10.93943	to	$10.93943	$4	0.00%	0.10%	to	0.10%	8.59%	to	8.59%

	AST PIMCO Limited Maturity Bond Portfolio (became available October 17, 2005)

December 31, 2006	8	$10.44481	to	$10.44481	$82	0.58%	0.10%	to	0.10%	3.72%	to	3.72%
December 31, 2005	0	$10.07052	to	$10.07052	$1	0.00%	0.10%	to	0.10%	0.71%	to	0.71%

	AST T. Rowe Price Natural Resources Portfolio (became available October 17, 2005)

December 31, 2006	176	$12.79360	to	$12.79360	$2,247	0.13%	0.10%	to	0.10%	15.75%	to	15.75%
December 31, 2005	13	$11.05306	to	$11.05306	$143	0.00%	0.10%	to	0.10%	9.35%	to	9.35%

	AST MFS Global Equity Portfolio (became available October 17, 2005)

December 31, 2006	7	$13.04794	to	$13.04794	$94	0.17%	0.10%	to	0.10%	24.18%	to	24.18%
December 31, 2005	0	$10.50746	to	$10.50746	$1	0.00%	0.10%	to	0.10%	5.50%	to	5.50%

	AST JPMorgan International Equity Portfolio (became available October 17, 2005)

December 31, 2006	60	$13.00880	to	$13.00880	$779	0.50%	0.10%	to	0.10%	22.67%	to	22.67%
December 31, 2005	4	$10.60464	to	$10.60464	$42	0.00%	0.10%	to	0.10%	7.06%	to	7.06%

	AST T. Rowe Price Global Bond Portfolio (became available October 17, 2005)

December 31, 2006	25	$10.55767	to	$10.55767	$264	0.44%	0.10%	to	0.10%	6.17%	to	6.17%
December 31, 2005	2	$9.94454	to	$9.94454	$17	0.00%	0.10%	to	0.10%	-0.29%	to	-0.29%

	AIM V.I. Premier Equity Fund (expired April 24, 2006)

December 31, 2006	0.00	$0.00000	to	$0.00000	$0	0.00%	0.20%	to	0.90%	5.26%	to	5.51%
December 31, 2005	2,956	$0.68046	to	$0.82619	$2,149	0.86%	0.20%	to	0.90%	4.71%	to	5.44%
December 31, 2004	3,075	$0.64987	to	$0.78660	$2,121	0.47%	0.20%	to	0.90%	4.83%	to	5.56%
December 31, 2003	3,026	$0.61995	to	$0.74819	$1,975	0.33%	0.20%	to	0.90%	23.97%	to	24.82%
December 31, 2002	2,613	$0.50008	to	$0.60172	$1,365	0.36%	0.20%	to	0.90%	-30.89%	to	-30.40%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio is annualized and excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

A81

Note 6:	Financial Highlights (Continued)

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account, the total return is calculated for each of the five years in the period ended December 31,2006 or from the effective date of the subaccount through the end of the reporting period. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period.

****Represents a fund containing less than 1,000 units or $1,000 in net assets.

Charges and Expenses

A. Mortality Risk and Expense Risk Charges

The mortality risk and expense risk charges, at an effective annual rate of up to 0.90% for Pruselect I, Pruselect II and SVUL contracts, 0.50% for Pruselect III contracts, 0.45% for VULII contracts, 0.25% for PROSEL contracts and 0.10% for ENVUL contracts are applied daily against the net assets held in each subaccount. No mortality risk and expense risk charges are applied to the MPVUL contracts. Mortality risk is the risk that contract owners may not live as long as estimated and expense risk is the risk that the cost of issuing and administering the policies may exceed related charges by Pruco Life. Pruco Life intends to charge only 0.60% on Pruselect I and Pruselect II contracts, but reserves the right to make the full 0.90% charge. Pruco Life intends to charge only 0.20% on Pruselect III contracts, but reserves the right to make the full 0.50% charge. For VULII contracts Pruco Life intends to charge only 0.25%, but reserves the right to charge 0.45%. The mortality risk and expense risk charges are assessed through reduction in unit values.

B. Partial Withdrawal Charge

A charge is imposed by Pruco Life on partial withdrawals of the cash surrender value. A charge equal to the lesser of $15 or 2% will be made in connection with each partial withdrawal of the cash surrender value of Pruselect I and Pruselect II contracts and a charge equal to the lesser of $25 or 2% will be made in connection with each partial withdrawal of the cash surrender value of Pruselect III, SVUL, VULII, PROSEL, MPVUL and ENVUL contracts. The range for withdrawal charges is 0% - 2%. This charge is assessed through the redemption of units.

C. Deferred Sales Charge

A deferred sales charge is imposed upon surrenders of certain SVUL contracts, not to exceed 0.8% of the basic insurance amount, to compensate Pruco Life for sales and other marketing expenses. The amount of any sales charge will depend on the number of years that have elapsed since the contract was issued. No sales charge will be imposed after the tenth year of the contract. No sales charge will be imposed on death benefits. The deferred sales charge is assessed through the redemption of units. The deferred sales charge is assessed through the redemption of units.

D. Cost of Insurance and Other Related Charges

Contract owner contributions are subject to certain deductions prior to being invested in the Account. The deductions are for (1) transaction costs which are deducted from each premium payment to cover premium collection and processing costs; (2) state premium taxes; and (3) sales charges on Pruselect I, Pruselect II, Pruselect III, SVUL, VULII, PROSEL, MPVUL and ENVUL contracts which are deducted in order to compensate Pruco Life for the cost of selling the contract. For Pruselect I and Pruselect II contracts, the sales charges are not to exceed 7% and 8%, respectively, of the premium remaining after the charge for taxes attributable to premiums and a $2 administrative charge have been deducted. The sales charges are not to exceed 15% of premiums received each year up to the Target Premium and up to 2% on any excess for Pruselect III contracts, 12% of premiums paid in the first five contract years for SVUL

A82

Note 6:	Financial Highlights (Continued)

contracts, 6% of premiums paid for VULII contracts, 6% of premium payments for PROSEL and ENVUL contracts and 12% of premium payments for MPVUL contracts. Contracts are also subject to monthly charges for the costs of administering the contract. These charges are assessed through the redemption of units.

A83

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Pruco Life Variable Universal Account
and the Board of Directors of
Pruco Life Insurance Company

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of Pruco Life Variable Universal Account at December 31, 2006, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2006 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 12, 2007

A84

Pruco Life Insurance Company

Consolidated Statements of Financial Position

As of December 31, 2006 and December 31, 2005 (in thousands, except share amounts)

	2006	2005
ASSETS
Fixed maturities available for sale,
at fair value (amortized cost, 2006 - $4,850,514 ; 2005 - $6,116,522)	$ 4,911,274	$ 6,158,528
Policy loans	915,060	879,156
Short-term investments	97,097	113,144
Commercial loans	508,094	269,161
Other long-term investments	80,649	65,505
Total investments	6,512,174	7,485,494
Cash and cash equivalents	485,199	158,010
Deferred policy acquisition costs	1,959,431	1,663,003
Accrued investment income	73,589	98,110
Reinsurance recoverables	1,208,724	932,826
Receivables from parent and affiliates	107,798	79,188
Deferred sales inducements	182,578	139,012
Other assets	21,693	24,498
Separate account assets	21,952,272	19,094,129
TOTAL ASSETS	$ 32,503,458	$ 29,674,270

LIABILITIES AND STOCKHOLDER’S EQUITY
LIABILITIES
Policyholders’ account balances	$ 5,483,921	$ 5,793,743
Future policy benefits and other policyholder liabilities	1,765,489	1,446,717
Cash collateral for loaned securities	134,982	389,794
Securities sold under agreement to repurchase	13,226	36,439
Income taxes payable	453,358	432,161
Short term debt to affiliates	25,348	105,596
Payables to parent and affiliates	29,427	22,445
Other liabilities	309,913	287,035
Separate account liabilities	21,952,272	19,094,129
Total liabilities	$ 30,167,936	$ 27,608,059

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 12)

STOCKHOLDER’S EQUITY
Common stock, ($10 par value; 1,000,000 shares, authorized; 250,000 shares, issued and outstanding)	2,500	2,500
Additional paid-in capital	454,527	454,670
Retained earnings	1,853,233	1,590,441
Accumulated other comprehensive income	25,262	18,600
Total stockholder’s equity	2,335,522	2,066,211
TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$ 32,503,458	$ 29,674,270

See Notes to Consolidated Financial Statements

Pruco Life Insurance Company

Consolidated Statements of Operations and Comprehensive Income

Years Ended December 31, 2006, 2005 and 2004 (in thousands)

	2006	2005	2004

REVENUES

Premiums	$ 43,516	$ 38,029	$ 73,059
Policy charges and fee income	547,693	564,432	611,712
Net investment income	401,436	404,045	373,552
Realized investment (losses)/gains, net	(62,749)	(449)	5,011
Asset management fees	18,338	17,105	15,747
Other income	18,207	12,125	10,514

Total revenues	966,441	1,035,287	1,089,595

BENEFITS AND EXPENSES

Policyholders’ benefits	120,049	98,899	234,841
Interest credited to policyholders’ account balances	212,288	234,881	250,675
General, administrative and other expenses	308,850	449,291	458,590

Total benefits and expenses	641,187	783,071	944,106

Income from operations before income taxes and cumulative effect of accounting change	325,254	252,216	145,489

Income taxes:
Current	89,034	(30,108)	59,682
Deferred	(26,572)	51,409	(36,804)
Total income tax expense	62,462	21,301	22,878

Income from Operations Before Cumulative Effect of Accounting Change	262,792	230,915	122,611

Cumulative effect of accounting change, net of taxes	-	-	(9,150)
NET INCOME	262,792	230,915	113,461

Change in net unrealized investment gains/(loss), net of taxes	6,662	(55,927)	(41,944)
Cumulative effect of accounting change, net of taxes	-	-	4,030

Accumulated other comprehensive income gain/(loss), net of taxes	6,662	(55,927)	(37,914)

COMPREHENSIVE INCOME	269,454	$174,988	$ 75,547

See Notes to Consolidated Financial Statements

Pruco Life Insurance Company

Consolidated Statements of Stockholder’s Equity

Periods Ended December 31, 2006, 2005 and 2004 (in thousands)

					Accumulated Other Comprehensive Income (Loss)
	Common Stock	Additional Paid-in- Capital	Deferred Compensation	Retained Earnings	Foreign Currency Translation Adjustments	Net Unrealized Investment Gains (Loss)	Total Accumulated Other Comprehensive Income (Loss)	Total Stockholder’s Equity

Balance, January 1, 2004	$ 2,500	$ 459,654	$ (850)	$ 1,246,065	$ -	$ 107,687	$ 107,687	$ 1,815,056

Net income	-	-	-	113,461	-	-	-	113,461

Stock-based compensation programs	-	477	(323)	-	-	-	-	154

Purchase of fixed maturities from an affiliate, net of taxes	-	(4,754)	-	-	-	4,754	4,754	-

Cumulative effect of accounting change, net of taxes	-	-	-	-	-	4,030	4,030	4,030

Change in net unrealized investment gains (losses), net of taxes	-	-	-	-	-	(41,944)	(41,944)	(41,944)
Balance, December 31, 2004	2,500	455,377	(1,173)	1,359,526	-	74,527	74,527	1,890,757

Net income	-	-	-	230,915	-	-	-	230,915

Stock-based compensation programs	-	(941)	1,173	-	-	-	-	232

Contributed Capital	-	234	-	-	-	-	-	234

Change in net unrealized investment gains (losses), net of taxes	-	-	-	-	-	(55,927)	(55,927)	(55,927)
Balance, December 31, 2005	2,500	454,670	-	1,590,441	-	18,600	18,600	2,066,211

Net income	-	-	-	262,792	-	-	-	262,792
Stock-based compensation programs	-	(1)	-	-	-	-	-	(1)

Contributed Capital	-	(142)	-	-	-	-	-	(142)

Change in foreign currency translation adjustments, net of taxes	-	-	-	-	167	-	167	167

Change in net unrealized investment gains (losses), net of taxes	-	-	-	-	-	6,495	6,495	6,495
Balance, December 31, 2006	$ 2,500	$454,527	$ -	$1,853,233	$ 167	$ 25,095	$25,262	$ 2,335,522

See Notes to Consolidated Financial Statements

Pruco Life Insurance Company

Consolidated Statements of Cash Flows

Year Ended December 31, 2006, 2005 and 2004 (in thousands)

	2006	2005	2004
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$ 262,792	$ 230,915	$ 113,461
Adjustments to reconcile net income to net cash from (used in) operating activities:
Policy charges and fee income	(108,399)	(125,379)	(109,931)
Interest credited to policyholders’ account balances	212,288	234,881	250,675
Realized investment losses (gains), net	62,749	449	(5,011)
Amortization and other non-cash items	116,258	33,063	(52,253)
Cumulative effect of accounting change, net of taxes	-	-	9,150
Change in:
Future policy benefits and other insurance liabilities	318,680	206,067	219,305
Reinsurance recoverables	(275,898)	(167,781)	(247,635)
Accrued investment income	24,521	3,322	1,638
Receivables from Parent and affiliates	26,720	(28,849)	2,799
Payables to Parent and affiliates	6,981	18,706	3,034
Deferred policy acquisition costs	(306,973)	(130,540)	(34,829)
Income taxes payable	16,744	27,720	123,407
Deferred sales inducements	(43,566)	(28,552)	(28,364)
Other, net	19,766	36,805	13,803
Cash Flows From Operating Activities	332,663	310,827	259,249

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities available for sale	5,159,582	4,625,000	2,273,952
Policy loans	99,553	98,656	107,906
Commercial loans	52,131	1,805	249
Payments for the purchase of:
Fixed maturities available for sale	(4,060,433)	(4,842,469)	(2,106,719)
Policy loans	(96,587)	(83,116)	(78,515)
Commercial loans	(292,232)	(270,950)	(2,286)
Notes receivables from parent and affiliates, net	(54,853)	-	-
Other long-term investments, net	(17,368)	(5,116)	38,800
Short-term investments, net	16,691	(12,953)	63,476
Cash Flows From (Used In) Investing Activities	806,484	(489,143)	296,863

CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders’ account deposits	2,716,760	2,233,293	2,107,194
Policyholders’ account withdrawals	(3,128,127)	(2,768,247)	(2,095,228)
Net change in securities sold under agreement to repurchase and cash collateral for loaned securities	(278,026)	(29,739)	(72,701)
Paid in capital transaction associated with the purchase of fixed maturities from an affiliate	-	-	(4,754)
Contributed capital	-	234	-
Net change in financing arrangements (maturities 90 days or less)	(122,565)	157,252	(654)
Cash Flows (Used In) Financing Activities	(811,958)	(407,207)	(66,143)

Net increase (decrease) in cash and cash equivalents	327,189	(585,523)	489,969
Cash and cash equivalents, beginning of year	158,010	743,533	253,564
CASH AND CASH EQUIVALENTS, END OF PERIOD	$ 485,199	$ 158,010	$ 743,533

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid (received)	$ 45,715	$ (6,418)	$ (103,090)

Interest paid (received)	$ 2,788	$ 4,018	$ 85

See Notes to Consolidated Financial Statements

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

1. BUSINESS

Pruco Life Insurance Company, or “the Company,” is a stock life insurance company, organized in 1971 under the laws of the state of Arizona. Pruco Life Insurance Company is licensed to sell interest sensitive individual life insurance, variable life insurance, term life insurance, variable and fixed annuities, and a non-participating guaranteed interest contract or, “GIC,” called Prudential Credit Enhanced GIC or, “PACE,” in the District of Columbia, Guam and in all states except New York. Pruco Life Insurance Company also had marketed individual life insurance through its branch office in Taiwan. The branch office was transferred to an affiliated Company on January 31, 2001, as described in (Note 13 to the Consolidated Financial Statements).

Pruco Life Insurance Company has three subsidiaries, which include one wholly owned life insurance subsidiary, Pruco Life Insurance Company of New Jersey or, “PLNJ,” and two subsidiaries formed in 2003 for the purpose of acquiring and investing in municipal fixed maturities from an affiliated company (see Note 13 to the Consolidated Financial Statements). All financial information is shown on a consolidated basis.

PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell individual life insurance, variable life insurance, term life insurance, fixed and variable annuities only in the states of New Jersey and New York.

The Company is a wholly owned subsidiary of The Prudential Insurance Company of America (“Prudential Insurance”), an insurance company founded in 1875 under the laws of the state of New Jersey. On December 18, 2001 or, “the date of demutualization,” Prudential Insurance converted from a mutual life insurance company to a stock life insurance company and became an indirect wholly owned subsidiary of Prudential Financial, Inc. or “Prudential Financial.”

Prudential Insurance intends to make additional capital contributions to the Company, as needed, to enable it to comply with its reserve requirements and fund expenses in connection with its business. Generally, Prudential Insurance is under no obligation to make such contributions and its assets do not back the benefits payable under the Company’s policyholder contracts.

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in manufacturing insurance products, and individual and group annuities.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements include the accounts of Pruco Life Insurance Company and its subsidiaries. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, “GAAP.” The Company has extensive transactions and relationships with Prudential Insurance and other affiliates, as more fully described in (Note 13 to the Consolidated Financial Statements). Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs, investments, future policy benefits, provision for income taxes, reserves of contingent liabilities and reserves for losses in connection with unresolved legal matters.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investments

Fixed maturities classified as “available for sale” are carried at fair value. The amortized cost of fixed maturities is written down to fair value if a decline in value is considered to be other than temporary. See the discussion below on realized gains and losses for a description of the accounting for impairment adjustments. Unrealized gains and losses on fixed maturities “available for sale”, including the effect on deferred policy acquisition costs and policyholders’ account balances that would result from the realization of unrealized gains and losses are included in “Accumulated other comprehensive income (loss).”

Policy loans are carried at unpaid principal balances.

Commercial loans are carried at unpaid principal balances, net of an allowance for losses. The allowance for losses includes a portfolio reserve for probable incurred but not specifically identified losses. This reserve considers the Company’s past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors. The gains and losses from the sale of loans, which are recognized when the Company relinquishes control over the loans, as well as changes in the allowance for loan losses, are reported in “Realized investment gains (losses), net.” Interest income and prepayment fees are included in “Net investment income.”

Securities repurchase and resale agreements and securities loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value. Securities repurchase and resale agreements are collateralized by cash, U.S. government and government agency securities. Securities loaned are collateralized principally by cash and U.S. government securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same as those sold. Income and expenses related to these transactions executed within the insurance subsidiary used to earn spread income are reported as “Net investment income,” however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in “General and administrative expenses”).

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are generally reported as “Net investment income;” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General and administrative expenses”).

Short-term investments consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are carried at amortized cost, which because of their short-term nature approximates fair value.

Other long-term investments consist of the Company’s investments in joint ventures and limited partnerships in which the Company does not exercise control, as well as investments in the Company’s own separate accounts, which are carried at fair value, and investment real estate. Joint venture and partnership interests are generally accounted for using the equity method of accounting, except in instances in which the Company’s interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

cost method of accounting. The Company’s share of net income from investments in joint ventures and partnerships is generally included in “Net investment income.”

Realized investment gains (losses), net are computed using the specific identification method. Adjustments to the cost of fixed maturities and equity securities for temporary impairments are included in “Realized investment losses, net.” In evaluating whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following: (1) the extent (generally if greater than 20%) and the duration (generally if greater than six months); (2) the reasons for the decline in value (credit event, interest related or market fluctuation); (3) the Company’s ability and intent to hold the investments for a period of time to allow for a recovery of value; and (4) the financial condition of and near-term prospects of the issuer. Realized investment gains (losses) are generated from numerous sources, including the sale of fixed maturity securities, equity securities, real estate investments, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost of investments for other than temporary impairments. “Realized investment gains (losses), net~~.~~” also include prepayment premiums received on private fixed maturity securities, recoveries of principal on previously impaired securities, provisions for losses on commercial loans, fair value changes on embedded derivatives and derivatives that do not qualify for hedge accounting treatment.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other than temporary. These risks and uncertainties include, but are not limited to: (1) the risk that our assessment of an issuer’s ability to meet its obligations could change, (2) the risk that the economic outlook could be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that we are making decisions based on fraudulent or misstated information in the financial statements provided by issuers and (4) the risk that new information obtained by us or changes in other facts and circumstances, including those not related to the issuer, could lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a change in our impairment determination, and hence a charge to earnings in a future period.

Cash and cash equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments, and other debt issues with maturities of three months or less when purchased. The company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are cinsidered cash and cash equivalents.

Deferred policy acquisition costs

The Company is charged distribution expenses from Prudential Insurance’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement. These acquisition costs include commissions and variable field office expenses. The Company is also allocated costs of policy issuance and underwriting from Prudential Insurance’s general and administrative expense allocation system. The Company also is charged commissions from third parties, which are primarily capitalized as deferred policy acquisition costs (“DAC”).

The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. For annuity products, the entire sales-based transfer pricing fee is deemed to be related to the production of new annuity business and is deferred. For life products, there is a look-through into the expenses incurred by Prudential Insurance’s agency network and expenses that are considered to be related to the production of new insurance business are deferred. The cost of policy issuance and underwriting are also considered to be related primarily to the production of new insurance and annuity business and are fully deferred.

DAC is subject to recoverability testing at the end of each accounting period. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive income (loss).”

Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (the periods range from 25 to 99 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in “General administrative and other expenses” in the period such estimated gross profits are revised.

DAC related to term insurance are amortized over the expected life of the contracts in proportion to premium income. For guaranteed investment contracts, acquisition costs are expensed as incurred.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

The Company and Prudential Insurance have offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company or Prudential Insurance for another form of policy or contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense an estimate of the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, the unamortized DAC on the surrendered policies is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies. The Company expects to adopt Statement of Position (“SOP”) 05-1 “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts” on January 1, 2007. See “New Accounting Pronouncements.”

Reinsurance recoverables

Reinsurance recoverables include corresponding payables and receivables associated with reinsurance arrangements with affiliates. For additional information about these arrangements see Note 13 to the Financial Statements.

Separate account assets and liabilities

Separate account assets and liabilities are reported at fair value and represent segregated funds, which are invested for certain policyholders, pension funds and other customers. The assets consist of equity securities, fixed maturities, real estate related investments, real estate mortgage loans and short-term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 12 to the Consolidated Financial Statements for additional information regarding separate account arrangements with contractual guarantees. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset management fees charged to the accounts are included in “Asset management fees.”

Deferred sales inducements

The Company provides sales inducements to contractholders, which primarily include an up-front bonus added to the contractholder’s initial deposit for certain annuity contracts. They are amortized using the same methodology and assumptions used to amortize deferred policy acquisition costs. The amortization expense is included as a component of interest credited to policyholders’ account balances. As of December 31, 2006 and 2005, deferred sales inducement costs were $183 million and $139 million, respectively.

Other assets, and other liabilities

Other assets consist primarily of premiums due, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, technical overdrafts, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits plus interest credited less policyholders’ withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities.

Future Policy Benefits

The Company’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality, less the present value of future net premiums. For life insurance, expected mortality is generally based on the Company’s historical experience or standard industry tables. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require us to provide for expected future losses on a product by establishing premium deficiency reserves. The Company’s liability for future policy benefits is also inclusive of liabilities for guarantee benefits related to certain non-traditional long duration life and annuity contracts, which are discussed more fully in Note 8. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Unpaid Claims

Unpaid claims include estimates of claims that the Company believes have been incurred, but have not yet been reported (“IBNR”) as of the balance sheet date and is an estimate of the amount of loss will ultimately incur on reported claims. Consistent with industry accounting practice, we do not establish loss reserves until a loss has occurred. These IBNR estimates, and estimates of the amounts of loss we will ultimately incur on reported claims net of reinsurance, are based in part on our historical experience, and are regularly adjusted to reflect actual claims experience. When actual experience differs from our previous estimate, the resulting difference, net of reinsurance will be included in our reported results for the period of the change in estimate in the “Policyholders’ benefits” caption in our statements of operations. On an ongoing basis, trends in actual experience are a significant factor in the determination of claim reserve levels.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from term life insurance policies are recognized when due and a liability for future policy benefits is recorded when premiums are recognized using the net level premium method. Benefits are recorded as an expense when they are incurred. Amounts received as payment for variable and universal life and deferred annuities are reported as deposits to “Policyholders’ account balances”, and variable life and annuity premiums are reported as deposits to separate account liabilities. Revenues from these contracts reflected as “Policy charges and fee income” consist primarily of fees assessed during the period against the policyholders’ account balances and separate account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Asset management fees

The Company receives asset management fee income from policyholders’ account balances invested in The Prudential Series Funds or, “PSF,” which are a portfolio of mutual fund investments related to the Company’s separate account products (see Note 13 to the Consolidated Financial Statements). In addition, the Company receives fees from policyholders’ account balances invested in funds managed by companies other than Prudential Insurance. Asset management fees are recognized as income when earned.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns and liquidity. Values can also be affected by changes in estimates and assumptions including those related to counterparty behavior used in pricing models.

Derivatives are used to manage the characteristics of the Company’s asset/liability mix, manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

Derivatives are recorded as assets, within “Other long-term investments,” or as liabilities, within “Other liabilities,” in the Consolidated Statement of Financial Position except for embedded derivatives, which are recorded in the Consolidated Statement of Financial Position with the associated host contract. As discussed in detail below and in Note 11, all realized and unrealized changes in fair value of derivatives, with the exception of the effective portion of cash flow hedges, are recorded in

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

current earnings. Cash flows from these derivatives are reported in the operating or investing activities section in the Consolidated Statements of Cash Flows.

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment (“fair value” hedge), (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge), (3) a foreign currency fair value or cash flow hedge (“foreign currency” hedge), (4) a hedge of a net investment in a foreign operation, or (5) a derivative entered into as an economic hedge that does not qualify for hedge accounting. During the years ended December 31, 2006, 2005 and 2004 derivatives qualifying for hedge accounting were not material.

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that may contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.”

Income Taxes

The Company and its subsidiaries are members of the consolidated federal income tax return of Prudential Financial and file separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

New Accounting Pronouncements

In February 2007, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities,” including an amendment of FASB Statement No. 115. This statement provides companies with an option to report selected financial assets and liabilities at fair value. This statement is effective for fiscal years beginning after November 15, 2007 with early adoption permitted. The Company is currently assessing the impact of SFAS No. 159 on its financial position and results of operations.

In September 2006, the Staff of the SEC issued Staff Accounting Bulletin (“SAB”) No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements.” The interpretations in this SAB express the Staff’s views regarding the process of quantifying financial statement misstatements. Specifically, the SEC staff believes that registrants must quantify the impact on current period financial statements of correcting all misstatements, including both those occurring in the current period and the effect of reversing those that have accumulated from prior periods. This SAB should be applied beginning with the first fiscal year ending after November 15, 2006, with early adoption encouraged. Since the Company’s method for quantifying financial statement misstatements already considers those occurring in the current period and the effect of reversing those that have accumulated from prior periods, the adoption of SAB No. 108 had no effect to the financial position and result of operations of the Company.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and requires additional disclosures about fair value measurements. This Statement does not require any new fair value measurements, but the application of this Statement could change current practices in determining fair value. The Company plans to adopt this guidance effective January 1, 2008. The Company is currently assessing the impact of SFAS No. 157 on the Company’s consolidated financial position and results of operations.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

In July 2006, the FASB issued FASB Interpretation (“FIN”) No. 48, “Accounting for Uncertainty in Income Taxes” an interpretation of FASB Statement No. 109. This Interpretation prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on a tax return. FIN No. 48 is effective for fiscal years beginning after December 15, 2006. The Company expects to adopt FIN No. 48 on January 1, 2007. The Company’s adoption of this guidance will not have a material effect on the Company’s consolidated financial position and results of operations.

On February 16, 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Instruments.” This statement provides an election, on an instrument by instrument basis, to measure at fair value an entire hybrid financial instrument that contains an embedded derivative requiring bifurcation, rather than measuring only the embedded derivative on a fair value basis. This statement also removes an exception from the requirement to bifurcate an embedded derivative feature from a beneficial interest in securitized financial assets. The new requirement to identify embedded derivatives in beneficial interest will be applied on a prospective basis only to beneficial interest acquired, issued, or subject to certain remeasurement conditions after the adoption date of the new guidance. The Company plans to adopt this guidance effective January 1, 2007. The Company's adoption of this guidance is not expected to have a material effect on the Company's consolidated financial position or results of operations.

In November 2005, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position (“FSP”) FAS 115-1 and FAS 124-1, “The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments.” This FSP provides impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities, primarily by referencing existing accounting guidance. It also requires income to be accrued on a level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made. The Company adopted this guidance effective January 1, 2006, and it did not have a material effect on the Company’s consolidated results of operations.

In September 2005, the Accounting Standards Executive Committee (“AcSEC”) of the American Institute of Certified Public Accountants (“AICPA”) issued Statement of Position (“SOP”) 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts.” SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97. The SOP defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. This SOP is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company will adopt SOP 05-1 on January 1, 2007. The Company’s adoption of this guidance will not have a material effect on the Company’s consolidated financial position and results of operations.

In December 2003, the FASB issued FIN No. 46(R), “Consolidation of Variable Interest Entities,” which revised the original FIN No. 46 guidance issued in January 2003. FIN No. 46(R) addresses whether certain types of entities, referred to as variable interest entities (“VIEs”), should be consolidated in a company’s financial statements. A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. An entity should consolidate a VIE if, as the primary beneficiary, it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns. On December 31, 2003, the Company adopted FIN No. 46(R) for all special purpose entities (“SPEs”) and for relationships with all VIEs that began on or after February 1, 2003. On March 31, 2004, the Company implemented FIN No. 46(R) for relationships with potential VIEs that are not SPEs. The transition to FIN No. 46(R) did not have a material effect on the Company’s consolidated financial position or results of operations.

In July 2003, the Accounting Standards Executive Committee (“AcSEC”) of the American Institute of Certified Public Accountants (“AICPA”) issued Statement of Position (“SOP”) 03-1, “Accounting and Reporting by Insurance Enterprises for

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Certain Nontraditional Long-Duration Contracts and for Separate Accounts.” AcSEC issued this SOP to address the need for interpretive guidance in three areas: separate account presentation and valuation; the classification and valuation of certain long-duration contract liabilities; and the accounting recognition given sales inducements (bonus interest, bonus credits and persistency bonuses).

The effect of adopting SOP 03-1 was a charge of $9 million, net of $5 million of taxes, which was reported as a “Cumulative effect of accounting change, net of taxes” in the results of operations for the year ended December 31, 2004. This charge reflects the net impact of converting certain individual market value adjusted annuity contracts from separate account accounting treatment to general account accounting treatment, including carrying the related liabilities at accreted value, and the effect of establishing reserves for guaranteed minimum death benefit provisions of the Company’s variable annuity and variable life contracts. The Company also recognized a cumulative effect of accounting change related to unrealized investment gains within “Accumulated other comprehensive income, net of taxes” of $4 million, net of $3 million of taxes, for the year ended December

31, 2004. Upon adoption of SOP 03-1, approximately $400 million in “Separate account assets” were reclassified resulting in an increase in “Fixed maturities, available for sale”, as well as changes in other non-separate account assets. Similarly, upon adoption, approximately $400 million in “separate account liabilities” were reclassified resulting in increases in “Policyholders’ account balances” as well as changes in other non-separate account liabilities.

In June 2004, the FASB issued FSP No. 97-1, “Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability.” FSP 97-1 clarifies the accounting for unearned revenue liabilities of certain universal-life type contracts under SOP 03-1. The Company’s adoption of FSP 97-1 on July 1, 2004 did not change its accounting for unearned revenue liabilities and, therefore, had no impact on the Company’s consolidated financial position or results of operations. In September 2004, the AICPA SOP 03-1 Implementation Task Force issued a Technical Practice Aid (“TPA”) to clarify certain aspects of SOP 03-1. The implementation of this TPA during the third quarter of 2004 had no impact on the Company’s consolidated financial position or results of operations.

Reclassifications

Certain amounts in the prior years have been reclassified to conform to the current year presentation.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS

Fixed Maturities:

The following tables provide additional information relating to fixed maturities as of December 31:

	2006
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
(in thousands)

Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$ 32,117	$ 380	$ 92	$ 32,405

States, municipalities and political subdivisions	105,339	3,252	147	108,444

Foreign government bonds	41,428	5,437	59	46,806

Mortgage-backed securities	553,529	8,281	930	560,880

Asset-Backed Securities	1,096,556	3,959	4,841	1,095,674

Public utilities	435,076	13,246	2,492	445,830

All other corporate bonds	2,586,469	51,360	16,594	2,621,235

Total fixed maturities, available for sale	$ 4,850,514	$ 85,915	$ 25,155	$ 4,911,274

	2005
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
(in thousands)

Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$ 95,239	$ 295	$ 133	$ 95,401

States, municipalities and political subdivisions	108,908	5,233	139	114,002

Foreign government bonds	62,491	5,290	12	67,769

Mortgage-backed securities	550,823	283	9,258	541,848

Asset-Backed Securities	777,236	4,139	6,403	774,972

Public utilities	709,479	17,906	5,744	721,641

All other corporate bonds	3,812,346	69,899	39,350	3,842,895

Total fixed maturities, available for sale	$ 6,116,522	$ 103,045	$ 61,039	$ 6,158,528

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

The amortized cost and estimated fair value of fixed maturities, by contractual maturities at December 31, 2006 is shown below:

	Available for sale
	Amortized Cost	Fair Value
	(in thousands)

Due in one year or less	$ 347,508	$ 347,765

Due after one year through five years	1,815,797	1,839,840

Due after five years through ten years	1,271,237	1,281,623

Due after ten years	862,443	881,165

Mortgage-backed securities	553,529	560,881

Total	$ 4,850,514	$ 4,911,274

Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed maturities available for sale during 2006, 2005, and 2004, were $4,378 million, $3,553 million, and $1,500 million, respectively. Proceeds from the maturity of fixed maturities available for sale during 2006, 2005, and 2004, were $781 million, $1,080 million, and $794 million, respectively. Gross gains of $16 million, $26 million, and $27 million and gross losses of $74 million, $26 million, and $17 million were realized on those sales during 2006, 2005, and 2004, respectively.

Writedowns for impairments, which were deemed to be other than temporary for fixed maturities were $1.0 million for each of the years, ended December 31, 2006, 2005 and 2004, respectively.

Other Long-Term Investments

The following table provides information relating to other long-term investments as of December 31:

	2006	2005
	(in thousands)
Joint ventures and limited partnerships	$ 15,201	$ 4,390
Company’s investment in Separate accounts	38,738	33,710
Derivatives	(2,973)	(3,876)
Equity securities	29,683	31,281
Total other long- term investments	$ 80,649	$ 65,505

The Company’s share of net income (loss) from the joint ventures was $0.4 million, $(0.7) million, and $1.0 million for each of the years ended December 31, 2006, 2005, and 2004, respectively, and is reported in “Net investment income.”

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

	2006	2005	2004
	(in thousands)

Fixed maturities, available for sale	$ 322,832	$ 354,943	$ 327,899
Policy loans	48,493	47,368	46,935
Commercial loans	22,662	6,367	19
Short-term investments and cash equivalents	25,564	15,898	7,685
Other	7,258	6,391	3,962
Gross investment income	426,809	430,967	386,500
Less: investment expenses	(25,373)	(26,922)	(12,948)
Net investment income	$ 401,436	$ 404,045	$ 373,552

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

Realized investment (losses)/ gains, net including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:

	2006	2005	2004
	(in thousands)

Fixed maturities, available for sale	$ (59,482)	$ (1,722)	$ 9,034
Derivatives	(2,437)	3,385	(5,801)
Other	(830)	(2,112)	1,778

Realized investment gains (losses), net	$ (62,749)	$ (449)	$ 5,011

Commercial Loans

The Company’s commercial loans are comprised as follows as at December 31:

	2006		2005
	Amount (in thousands)	% of Total	Amount (in thousands)	% of Total
Collateralized loans by property type
Industrial buildings	$ 124,464	24.3%	$ 90,571	33.4%
Retail stores	107,401	21.1%	47,968	17.7%
Apartment complexes	86,844	17.0%	70,701	26.0%
Office buildings	78,463	15.3%	20,675	7.6%
Agricultural properties	43,122	8.4%	37,287	13.7%
Other	71,238	13.9%	4,229	1.6%

Total collateralized loans	511,532	100.0%	271,431	100.0%

Valuation allowance	(3,438)		(2,270)

Total net collateralized loans	508,094		269,161

Total commercial loans	$ 508,094		$ 269,161

The commercial loans are geographically dispersed throughout the United States with the largest concentrations in California (22%) and New Jersey (14%) at December 31, 2006.

Activity in the allowance for losses for all commercial loans, for the years ended December 31, is as follows:

	2006	2005	2004
	(in thousands)			(in thousands)
Allowance for losses, beginning of year	$ 2,270	$ -	$ -
Addition (release) of allowance for losses	1,168	2,270	-
Charge-offs, net of recoveries	-	-	-
Change in foreign exchange	-	-	-
Allowance for losses, end of year	$ 3,438	$ 2,270	$ -

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains (losses) on securities available for sale are included in the Consolidated Statements of Financial Position as a component of “Accumulated other comprehensive income (loss), net of tax.” Changes in these amounts include reclassification adjustments to exclude from “Accumulated other comprehensive income (loss), net of tax” those items that are included as part of “Net income” for a period that also had been part of “Accumulated other comprehensive income (loss), net of tax” in earlier periods. The amounts for the years ended December 31, net of taxes, are as follows:

	Net Unrealized Gains (Losses) on Investments	Deferred Policy Acquisition Costs	Policyholders’ Account Balances	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
			(in thousands)
Balance, January 1, 2004	271,789	(121,365)	17,758	(60,495)	107,687
Net investment gains (losses) on investments arising during the period	(72,565)	-	-	26,651	(45,914)
Purchase of fixed maturities from an affiliate (see Note 13)	7,314	-	-	(2,560)	4,754
Cumulative effect of change in accounting principle Reclassification adjustment for gains (losses) included in net income	27,505 (8,888)	(21,208) -	- -	(2,267) 3,111	4,030 (5,777)
Impact of net unrealized investment gains (losses) on deferred policy acquisition costs	-	11,592	-	(4,057)	7,535
Impact of net unrealized investment gains (losses) on policyholders’ account balances	-	-	3,130	(918)	2,212
Balance, December 31, 2004	225,155	(130,981)	20,888	(40,535)	74,527
Net investment gains (losses) on investments arising during the period	(179,640)	-	-	62,491	(117,149)
Reclassification adjustment for gains (losses) included in net income	1,534	-	-	(537)	997
Impact of net unrealized investment gains (losses) on deferred policy acquisition costs	-	103,437	-	(36,203)	67,234
Impact of net unrealized investment gains (losses) on policyholders’ account balances	-	-	(10,783)	3,774	(7,009)
Balance, December 31, 2005	47,049	(27,544)	10,105	(11,010)	18,600
Net investment gains (losses) on investments arising during the period	76,107	-	-	(27,198)	48,909
Reclassification adjustment for gains (losses) included in net income	(59,142)	-	-	20,700	(38,442)
Impact of net unrealized investment gains (losses) on deferred policy acquisition costs	-	(10,546)	-	3,691	(6,855)
Impact of net unrealized investment gains (losses) on policyholders’ account balances	-	-	4,435	(1,552)	2,883

Balance, December 31, 2006	$ 64,014	$ (38,090)	$ 14,540	$ (15,369)	$ 25,095

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

The table below presents net unrealized gains on investments by asset class at December 31,

	2006	2005	2004
		(in thousands)
Fixed maturities, available for sale	$ 60,760	$ 42,007	$ 221,599
Other long-term investments	3,254	5,042	3,556
Unrealized gains on investments	$ 64,014	$ 47,049	$ 225,155

Included in other long-term investments are equity securities.

Duration of Gross Unrealized Loss Positions for Fixed Maturities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, as of December 31, 2006 and 2005 respectively:

	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in thousands)
Fixed maturities, available for sale: 2006
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$ 10,782	$ 41	$ 9,995	$ 198	$ 20,777	$ 239
Foreign government bonds	5,695	15	2,663	45	8,358	60
Corporate securities	753,102	4,500	691,629	19,427	1,444,731	23,927
Mortgage-backed securities	25,626	68	37,363	861	62,989	929
Total	$795,205	$ 4,624	$741,650	$ 20,531	$1,536,855	$ 25,155

Fixed maturities, available for sale: 2005
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$ 69,355	$ 148	$ 3,882	$ 124	$ 73,237	$ 272
Foreign government bonds	786	7	174	5	960	12
Corporate securities	2,272,623	41,195	331,991	10,302	2,604,614	51,497
Mortgage-backed securities	494,304	8,650	22,912	608	517,216	9,258
Total	$2,837,068	$ 50,000	$358,959	$ 11,039	$3,196,027	$ 61,039

As of December 31, 2006, gross unrealized losses on fixed maturities totaled $25 million comprising 325 issuers. Of this amount, there was $4.6 million in the less than twelve months category comprising 149 issuers and $20.5 million in the greater than twelve months category comprising 176 issuers. There were 3 individual issuers with gross unrealized losses greater than $1 million. The gross unrealized losses of less than twelve months are comprised of $0.4 million of investment grade securities. Approximately $8 million of gross unrealized losses of twelve months or more were concentrated in the finance and manufacturing sectors. Based on a review of the above information in conjunction with other factors as outlined in our policy surrounding other than temporary impairments (see Note 2 to the Consolidated Financial Statements), we have concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2006.

As of December 31, 2005, gross unrealized losses on fixed maturities totaled $61 million comprising 557 issuers. Of this amount, there was $50 million in the less than twelve months category comprising 444 issuers and $11 million in the greater than twelve months category comprising 113 issuers. There were 5 individual issuers with gross unrealized losses greater than $1.1 million. $48 million of gross unrealized losses of less than twelve months is comprised of investment grade securities. Approximately half of gross unrealized losses of twelve months or more were concentrated in the finance and manufacturing sectors. Based on a review of the above information in conjunction with other factors as outlined in our policy surrounding other than temporary impairments

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3.INVESTMENTS (continued)

(see Note 2 to the Consolidated Financial Statements), we have concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2005.

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges investment securities it owns to unaffiliated parties through certain transactions including securities lending, securities sold under agreements to repurchase, and futures contracts. At December 31, 2006 and 2005, the carrying value of fixed maturities available for sale pledged to third parties as reported in the Consolidated Statements of Financial Position were $142 million and $393 million, respectively.

Fixed maturities of $4 million at December 31, 2006 and 2005 were on deposit with governmental authorities or trustees as required by certain insurance laws.

4. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

	2006	2005	2004
		(in thousands)
Balance, beginning of year	$ 1,663,003	$ 1,429,027	$ 1,380,710
Capitalization of commissions, sales and issue expenses	383,410	340,260	221,237
Amortization	(76,436)	(209,721)	(186,408)
Change in unrealized investment gains	(10,546)	103,437	11,592
Impact of adoption of SOP 03-1	-	-	1,896
Balance, end of year	$ 1,959,431	$ 1,663,003	$ 1,429,027

Deferred acquisition costs include reductions in capitalization and amortization related to the reinsurance expense allowances resulting from the coinsurance treaty with Prudential Reinsurance Captive Company or “PARCC,” discussed in Note 13 to the Consolidated Financial Statements below. Ceded capitalization in the above table amounted to $85 million, $69 million and $151 million in 2006, 2005 and 2004 respectively. Amortization amounted to $16 million, $17 million and $10 million in 2006, 2005 and 2004 respectively.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

5. POLICYHOLDERS’ LIABILITIES

Future policy benefits at December 31, are as follows:

	2006	2005
	(in thousands)
Life insurance – domestic	$ 1,060,657	$ 825,341
Life insurance – Taiwan	592,649	519,189
Individual and group annuities	48,625	47,103
Policy claims and other contract liabilities	63,558	55,084
Total future policy benefits	$ 1,765,489	$ 1,446,717

Life insurance liabilities include reserves for death benefits and other policy benefits. Individual and Group annuity liabilities include reserves for annuities with life contingencies that are in payout status.

Future policy benefits for domestic and Taiwan individual non-participating traditional life insurance policies are equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves. Assumptions as to mortality and persistency are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. Interest rates range from 2.50% to 8.25% for setting domestic insurance reserves and 6.18% to 7.43% for setting Taiwan reserves.

Future policy benefits for individual and group annuities are equal to the aggregate of 1) the present value of expected future payments on the basis of actuarial assumptions established at issue, and 2) any premium deficiency reserves. Assumptions as to mortality are based on the Company’s experience when the basis of the reserve is established. The interest rates used in the determination of the individual and group annuities reserves range from 3.09% to 14.75%, with approximately 26.03% of the reserves based on an interest rate in excess of 8.00%. The interest rate used in the determination of group annuities reserves is 14.75%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company’s experience (except for certain group insurance coverages for which future policy benefits are equal to gross unearned premium reserves). The interest rates used in the determination of the present values range from 5.18% to 6.20%.

Policyholders’ account balances at December 31, are as follows:

	2006	2005
	(in thousands)

Interest-sensitive life contracts	$ 3,021,582	$ 2,720,876
Individual annuities	1,650,069	2,080,547
Guaranteed investment contracts and guaranteed interest accounts	568,028	740,003
Dividend accumulations and other	244,242	252,317
Total policyholders’ account balances	$ 5,483,921	$ 5,793,743

Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. Interest crediting rates range from 3.00% to 5.05% for interest-sensitive life contracts. Interest crediting rates for individual annuities range from 1.00% to 12.00%, with less than 1.00% of policyholders’ account balances with interest crediting rates in excess of 8.00%. Interest crediting rates for guaranteed investment contracts and guaranteed interest accounts range from 3.00% to 6.30%. Interest crediting rates range from 1.50% to 5.00% for dividend accumulations and other.

6. REINSURANCE

The Company participates in reinsurance, with Prudential Insurance, Prudential of Taiwan, PARCC, UPARC and other companies, in order to provide risk diversification, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability reassumed by

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

6.	REINSURANCE (continued)

the Company is considered to be remote.

Effective July 1, 2005, the Company entered into a coinsurance agreement with Pruco Reinsurance Ltd. (Pruco Re) providing for the 100% reinsurance of its Lifetime Five benefit feature sold on new business after May 5, 2005 as well as for riders issued from March 15, 2005 forward on business in-force before March 15, 2005.

Effective November 20, 2006, the Company entered into a coinsurance agreement with Pruco Re. providing for the 100% reinsurance of its Highest Daily Lifetime Five benefit feature sold on its annuities.

Effective October 1, 2006, the Company entered into an agreement to reinsure its universal life policies having no-lapse guarantees with an affiliated company, Universal Prudential Arizona Reinsurance Captive (UPARC). UPARC reinsures 90% of the net amount of mortality at risk as well as 100% of the risk of uncollectable policy charges and fees associated with the no lapse provision of these policies.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers, for both long and short duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The affiliated reinsurance agreements, including the Company’s reinsurance of all its Taiwan business as of February 1, 2001, are described further in Note 13 of the Consolidated Financial Statements.

Reinsurance amounts included in the Consolidated Statements of Operations and Comprehensive Income for the year ended December 31, are as follows:

	2006	2005	2004
	(in thousands)
Direct premiums and policy charges and fee income	$ 1,279,125	$ 1,159,167	$ 992,637
Reinsurance ceded	(687,916)	(556,706)	(307,866)
Premiums and policy charges and fee income	591,209	602,461	$ 684,771

Policyholders’ benefits ceded	$ 362,945	$ 294,674	$ 129,125

Reinsurance premiums ceded for interest-sensitive life products is accounted for as a reduction of policy charges and fee income. Reinsurance ceded for term insurance products is accounted for as a reduction of premiums.

Reinsurance recoverables, included in the Company’s Consolidated Statements of Financial Position at December 31, were as follows:

2006	2005
(in thousands)

Domestic life insurance – affiliated	$ 616,707	$ 416,073
Domestic life insurance - unaffiliated	(632)	(2,436)
Taiwan life insurance-affiliated	592,649	519,189
	$ 1,208,724	$ 932,826

Substantially all reinsurance contracts are with affiliates as of December 31, 2006 and 2005. These contracts are described further in Note 13 of the Consolidated Financial Statements.

The gross and net amounts of life insurance in force at December 31, were as follows:

	2006	2005	2004
		(in thousands)

Life insurance face amount in force	$ 307,804,610	$ 253,768,618	$ 204,016,616
Ceded	(271,758,791)	(221,900,847)	(179,108,664)
Net amount of life insurance in force	$ 36,045,819	$ 31,867,771	$ 24,907,952

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

7. INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, are as follows:

	2006	2005	2004
(in thousands)
Current tax (benefit) expense:
U.S.	$ 89,030	$ (30,108)	$ 61,801
State and local	-	-	(2,119)
Foreign	4	-	-
Total	89,034	(30,108)	59,682

Deferred tax expense (benefit):
U.S.	(26,572)	51,409	(31,944)
State and local	-	-	(4,860)
Total	(26,572)	51,409	(36,804)

Total income tax expense	$ 62,462	$ 21,301	$ 22,878

The income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes and cumulative effect of accounting change for the following reasons:

	2006	2005	2004
(in thousands)

Expected federal income tax expense	$ 113,839	$ 88,276	$ 50,921
IRS settlement for examination period 1997 to 2001	-	(32,656)	-
State and local income taxes	-	-	(4,537)
Tax credits	(7,770)	-	-
Non taxable investment income	(47,030)	(29,691)	(21,736)
Other	3,423	(4,628)	(1,770)
Total income tax expense	$ 62,462	$ 21,301	$ 22,878

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2006	2005
(in thousands)
Deferred tax assets
Insurance reserves	$ 119,145	$ 28,029
Investments	15,411	9,709
Other	18,775	4,291
Deferred tax assets	153,331	42,029

Deferred tax liabilities
Deferred acquisition costs	518,262	428,692
Net unrealized gains on securities	19,589	13,076
Other	22,261	29,163
Deferred tax liabilities	560,112	470,931

Net deferred tax liability	$ 406,781	$ 428,902

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

7. INCOME TAXES (continued)

Management believes that based on its historical pattern of taxable income, the Company and its subsidiaries will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of the deferred tax asset that is realizable.

The amount of income taxes paid by the Company is subject to ongoing audits in various jurisdictions. We reserve for our best estimate of potential payments/settlements to be made to the Internal Revenue Service (the "Service") and other taxing jurisdictions for audits ongoing or not yet commenced. In 2006, the Service completed all fieldwork with regards to its examination of the Company’s federal income tax returns for tax years 2002-2003. The Company anticipates the final report being submitted to the Joint Committee on Taxation for their review during the first quarter of 2007. The statute of limitations for the 2002-2003 tax years expires in 2008. In addition, in January 2007 the Service began an examination of tax years 2004 through 2006.

The Company's liability for income taxes includes management's best estimate of potential payments and settlements for audit periods still subject to review by the Service or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to our liability for income taxes. Any such adjustment could be material to our results of operations for any given quarterly or annual period based, in part, upon the results of operations for the given period.

On January 26, 2006, the Internal Revenue Service (“IRS”) officially closed the audit of the consolidated federal income tax returns for the 1997 to 2001 periods. As a result of certain favorable resolutions, the Company’s statement of operations for the year ended December 31, 2005 includes an income tax benefit of $33 million, reflecting a reduction in the Company’s liability for income taxes.

For tax year 2007, the Company has chosen to participate in the Service’s new Compliance Assurance Program (the “CAP”). Under CAP, the Service assigns an examination team to review completed transactions contemporaneously during the 2007 tax year in order to reach agreement with the Company on how they should be reported in the tax return. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax return is filed. It is management’s expectation this new program will significantly shorten the time period between when the Company files its federal income tax return and the Service completes its examination of the return.

8.	CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals (“return of net deposits”), (2) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), or (3) the highest contract value on a specified date minus any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period including withdrawal and income benefits payable during specified periods.

The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options similar to variable annuities.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits.” In 2006 and 2005 there were no gains or losses on transfers of assets from the general account to a separate account.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. As of December 31, 2006 and 2005 the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2006		December 31, 2005
		At Annuitization / Accumulation (1)		At Annuitization / Accumulation (1)
	In the Event of Death		In the Event of Death
Variable Annuity Contracts	( in thousands)		( in thousands)

Return of net deposits
Account value	$3,646,205	N/A	$2,707,932	N/A
Net amount at risk	$1,834	N/A	$3,758	N/A
Average attained age of contractholders	62 years	N/A	62 years	N/A

Minimum return or contract value
Account value	$10,995,201	$4,980,649	$10,232,599	$3,247,771
Net amount at risk	$854,303	$1,029	$1,189,296	$1,013
Average attained age of contractholders	65 years	60 years	64 years	59 years
Average period remaining until earliest expected annuitization	N/A	5.00 years	N/A	5.94 years
(1) Includes income and withdrawal benefits as	described herein
Market value adjusted annuities	Unadjusted Value	Adjusted Value	Unadjusted Value	Adjusted Value
Account value	$251,407	$254,561	$294,401	$299,387

	December 31, 2006	December 31, 2005
	In the Event of Death
Variable Life, Variable Universal Life and Universal Life Contracts	(in thousands)

No Lapse Guarantees
Separate account value	$2,070,319	$1,869,123
General account value	$781,701	$593,514
Net amount at risk	$41,159,955	$39,173,240
Average attained age of contractholders	47 years	45 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:
	December 31, 2006	December 31, 2005
	(in thousands)

Equity funds	$ 9,601,656	$ 9,464,782
Bond funds	621,970	671,143
Balanced funds	2,303,074	334,223
Money market funds	289,776	228,471
Specialty funds	83,967	44,265
Total	$ 12,900,443	$ 10,742,884

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

In addition to the above mentioned amounts invested in separate account investment options, $1.741 billion and $2.197 billion of account balances of variable annuity contracts with guarantees (inclusive of contracts with MVA features) were invested in general account investment options in 2006 and 2005 respectively.

Liabilities For Guaranteed Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts prior to reinsurance. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) and guaranteed minimum income withdrawal benefit (“GMIWB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” Guaranteed minimum withdrawal benefits (“GMWB”), and guaranteed minimum income and withdrawals benefits (“GMIWB”), features are considered to be derivatives under SFAS No. 133, and changes in the fair value of the derivative are recognized through “Realized investment gains (losses), net.”

	GMDB	GMIB	GMIWB	Total
	(in thousands)
Balance as of January 1, 2004	$42,194	2,211	-	$44,405
Incurred guarantee benefits (1)	24,700	5,214	-	29,914
Paid guarantee benefits	(23,057)	-	-	(23,057)
Balance as of December 31, 2004	$43,837	$7,425	-	$51,262
Incurred guarantee benefits (1)	25,021	4,941	(1,370)	28,592
Paid guarantee benefits	(16,663)	-	-	(16,663)
Balance as of December 31, 2005	$52,195	$12,366	(1,370)	$63,191
Incurred guarantee benefits (1)	32,632	5,370	(6,966)	31,036
Paid guarantee benefits	(15,779)	-	-	(15,779)
Balance as of December 31, 2006	$69,048	$17,736	(8,336)	$78,448

(1) Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates effecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue, the present value of expected death benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The GMIB liability was determined by estimating the accumulated value of a percentage of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with a related charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

The present value of death benefits in excess of the projected account balance and the present value of total expected assessments for GMDB’s were determined over a reasonable range of stochastically generated scenarios. For variable annuities and variable universal life, 5,000 scenarios were stochastically generated and, from these, 200 scenarios were selected using a sampling technique. For variable life, various scenarios covering a reasonable range were weighted based on a statistical lognormal model. For universal life, 1,000 scenarios were stochastically generated and selected.

The GMIWB feature provides a contractholder with two methods to receive guaranteed minimum payments over time - a "withdrawal" option and an "income" option. Each of these amounts is based on a "protected withdrawal value" (the "GMIWB

Protected Withdrawal Value"). The initial GMIWB Protected Withdrawal Value is determined as of the date that the contractholder makes his/her first withdrawal under the annuity following the election of the GMIWB. The initial GMIWB Protected Withdrawal Value is equal to the greatest of three amounts, which, stated generally, are (a) account value, plus additional purchase payments and any credits, rolled up at a specified percentage for a period of time (b) account value as of the date of the first withdrawal and (c) a specified highest anniversary value. Under the withdrawal option, the Company guarantees that a specified percentage of the GMIWB Protected Withdrawal Value can be withdrawn each year until the GMIWB Protected Withdrawal Value has been exhausted. Under the income option, the Company guarantees that a lesser

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

percentage of the GMIWB Protected Withdrawal Value can be withdrawn for life. As under the GMWB feature, the contractholder may elect to step-up the GMIWB Protected Withdrawal Value if, due to positive market performance, the account value is greater than the current GMIWB Protected Withdrawal Value. The Company reinsurers 100% of its liability associated with GMIWB with affiliates.

Deferred Sales Inducements

The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. The Company offers various types of sales inducements. These inducements include: (i) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (ii) additional interest credits after a certain number of years a contract is held. Changes in deferred sales inducements are as follows:

	2006	2005	2004
		(in thousands)
Balance, beginning of year	$ 139,012	$ 110,460	$ 79,143
Capitalization	57,302	43,349	43,286
Amortization	(13,736)	(14,797)	(11,969)
Balance, end of year	$ 182,578	$ 139,012	$ 110,460

9. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) for the Company amounted to $499 million, $2 million, and ($4) million for the years ended December 31, 2006, 2005, and 2004, respectively. Statutory surplus of the Company amounted to $1,020 million and $540 million at December 31, 2006 and 2005, respectively. The Company had statutory losses in 2003 primarily attributed to the surplus strain from new business, which results from higher commissions and selling expenses that are not deferred under statutory accounting, and from increases to reserves. During late 2003 and in 2004, the Company obtained reinsurance on the term life business from a captive affiliate, and in October 2006 obtained reinsurance on the portion of Universal life business containing no lapse guarantees, also from an affiliate. These reinsurance agreements mitigate surplus strain and are discussed further in Note 13 to the Consolidated Financial Statements.

The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Prescribed statutory accounting practices include publications of the NAIC, state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

The Company is subject to Arizona law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the Arizona Department of Insurance. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, the Company would be permitted a dividend distribution of up to $102 million without prior approval in 2007. There have been no dividend payments to the parent in 2006 or 2005.

10. FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. These fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the fair values. The methods and assumptions discussed below were used in calculating the fair values of the instruments. See Note 11 to the Consolidated Financial Statements for a discussion of derivative instruments.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

10. FAIR VALUE OF FINANCIAL INSTRUMENTS	(continued)

Fixed maturities

The fair values of public fixed maturity securities are based on quoted market prices or estimates from independent pricing services. However, for investments in private placement fixed maturity securities, this information is not available. For these private investments, the fair value is determined typically by using a discounted cash flow model, which considers current market credit spreads for publicly traded issues with similar terms by companies of comparable credit quality, and an additional spread component for the reduced liquidity associated with private placements. This additional spread component is determined based on surveys of various third party financial institutions. Historically, changes in estimated future cash flows or the assessment of an issuer’s credit quality have been the more significant factors in determining fair values.

Commercial Loans

The fair value of commercial loans, other than those held by the Company’s commercial mortgage operations, is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, and adjusted for the current market spread for similar quality loans.

The fair value of commercial loans held by the Company’s commercial mortgage operations is based upon various factors, including the terms of the loans, the intended exit strategy for the loans based upon either a securitization pricing model or commitments from investors, prevailing interest rates, and credit risk.

Policy loans

The fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Investment contracts

For guaranteed investment contracts, income annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For individual deferred annuities and other deposit liabilities, carrying value approximates fair value. Investment contracts are reflected within “Policyholders’ account balances.”

The following table discloses the carrying amounts and fair values of the Company’s financial instruments at December 31:

	2006		2005
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(in thousands)
Financial assets:

Fixed maturities, available for sale	$ 4,911,274	$ 4,911,274	$ 6,158,528	$ 6,158,528
Policy loans	915,060	973,206	879,156	962,729
Short-term investments	97,097	97,097	113,144	113,144
Commercial Loans	508,094	508,094	269,161	269,161
Cash and cash equivalents	485,199	485,199	158,010	158,010
Separate account assets	21,952,272	21,952,272	19,094,129	19,094,129

Financial liabilities:

Investment contracts	2,533,498	2,531,967	3,073,540	3,073,409
Cash collateral for loaned securities	134,982	134,982	389,794	389,794
Securities sold under agreements to repurchase	13,226	13,226	36,439	36,439
Short Term Debt to affiliates	25,348	25,348	105,596	105,596
Separate account liabilities	$ 21,952,272	$ 21,952,272	$ 19,094,129	$ 19,094,129

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

11. DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be specifically attributed to specific assets or liabilities or may be based on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Exchange-traded futures are used by the Company to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of designated classes of securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission’s merchants who are members of a trading exchange.

Futures typically are used to hedge duration mismatches between assets and liabilities. Futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk.

Currency derivatives, including currency swaps, are used by the Company to reduce market risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company can sell credit protection on an identified name, or a basket of names in a first to default structure, and in return receive a quarterly premium. With single name credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name’s public fixed maturity cash instruments and swap rates, at the time the agreement is executed. With first to default baskets, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket. If there is an event of default by the referenced name or one of the referenced names in a basket, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security. In addition to selling credit protection, the Company may purchase credit protection using credit derivatives in order to hedge specific credit exposures in our investment portfolio.

Embedded Derivatives

As described in Note 8, the Company sells variable annuity products which contain embedded derivatives. These embedded derivatives are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using pricing models. The Company has entered into reinsurance agreements to transfer the risk related to the embedded derivatives to affiliates. The Company also sells certain universal life products that contain a no lapse guarantee provision. The Company entered into an agreement with an affiliate (See Note 13 to the Consolidated Financial Statements) to reinsure these guarantees. These reinsurance agreements are derivatives and have been accounted in the same manner as an embedded derivative.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available for sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

11.	DERIVATIVE INSTRUMENTS (continued)

Credit Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company’s derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company’s over-the-counter derivative transactions is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. Because exchange-traded futures and options are effected through regulated exchanges, and positions are settled on a daily basis, the Company has reduced exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

The Company enters into over-the-counter derivative transactions with creditworthy counterparties pursuant to master agreements that provide for a netting of payments and receipts with a single counterparty. Substantially all of the Company’s over-the-counter derivative contracts are transacted with an affiliate.

12. COMMITMENTS, CONTINGENCIES AND LITIGATION AND REGULATORY MATTERS

Commitments

The Company has made commitments to fund $87 million of commercial loans in 2006. The Company also made commitments to purchase or fund investments, mostly private fixed maturities, of $63 million in 2006.

Contingencies

On an ongoing basis, our internal supervisory and control functions review the quality of our sales, marketing, administration and servicing, and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In these cases, we offer customers appropriate remediation and may incur charges and expenses, including the costs of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate payments in connection with these matters should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Proceedings

The Company’s litigation and regulatory matters are subject to legal and regulatory actions in the ordinary course of its businesses, which may include class action lawsuits. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to the Company and that are typical of the businesses in which the Company operates. Class action and individual lawsuits may involve a variety of issues and/or allegations, which include sales practices, underwriting practices, claims payment and procedures, premium charges, policy servicing and breach of fiduciary duties to customers. The Company may also be subject to litigation arising out of its general business activities, such as its investments and third party contracts. In certain of these matters, the plaintiffs may seek large and/or indeterminate amounts, including punitive or exemplary damages.

Stewart v. Prudential, et al. is a lawsuit brought in the Circuit Court of the First Judicial District of Hinds County, Mississippi by the beneficiaries of an alleged life insurance policy against the Company and The Prudential Insurance Company of America and the Company. The complaint alleges that the Prudential defendants acted in bad faith when they failed to pay a death benefit on an alleged contract of insurance that was never delivered. In February 2006, the jury awarded the plaintiffs $1.4 million in compensatory damages and $35 million in punitive damages. Motions for a new trial, judgment notwithstanding the verdict and remittitur, were denied in June 2006. The Company’s appeal with the Mississippi Supreme Court is pending.

The Company’s litigation and regulatory matters are subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of litigation and regulatory matters, depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

13. RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. It is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Expense Charges and Allocations

Many of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.

The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. Beginning in 2003, general and administrative expenses also includes allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial.

The Company receives a charge to cover its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final group earning and length of service. While others are based on an account balance, which takes into consideration age, service and earnings during career.

Prudential Insurance sponsors voluntary savings plans for the Company’s employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The expense charged the Company for the matching contribution to the plans was $2.6 million, $2.2 million and $2.3 million in 2006, 2005 and 2004 respectively.

The Company’s share of net expense for the pension plans was $7.2 million, $4.6 million and $5.4 million in 2006, 2005 and 2004 respectively.

The Company is charged distribution expenses from Prudential Insurance’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

Affiliated Asset Management Fee Income

In accordance with a revenue sharing agreement with Prudential Investments LLC, the Company receives fee income from policyholders’ account balances invested in the Prudential Series Funds (“PSF”). These revenues are recorded as “Asset management fees” in the Consolidated Statements of Operations and Comprehensive Income.

Corporate Owned Life Insurance

The Company has sold four Corporate Owned Life Insurance or, “COLI,” policies to Prudential Insurance. The cash surrender value included in separate accounts for the COLI policies was $1.322 billion and $1.223 billion at December 31, 2006 and December 31, 2005, respectively. Fees related to the COLI policies were $20 million, $21 million and $13 million for the years ending December 31, 2006, 2005 and 2004.

Reinsurance with affiliates

Universal Prudential Arizona Reinsurance Company (UPARC)

Effective October 1, 2006, the Company entered into an agreement to reinsure universal life policies written by Pruco Life Insurance Company with no-lapse guarantees with an affiliated company, UPARC. UPARC reinsures 90% of the net amount of mortality at risk as well as 100% of the risk of uncollectable policy charges and fees associated with the no lapse provision of these policies. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. There was no net cost associated with the initial transactions.

Reinsurance recoverables related to this transaction were $5 million as of December 31, 2006. Premiums and benefits ceded to UPARC in 2006 were $8 million and $6 million respectively.

Concurrent with implementing this new agreement, the Company recaptured the policies previously reinsured under a yearly renewable term reinsurance treaty with Prudential Insurance.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

13. RELATED PARTY TRANSACTIONS (continued)

Prudential Arizona Reinsurance Capitive Company (PARCC)

The Company reinsures with PARCC 90% of the risks under its term life insurance policies through an automatic and facultative coinsurance agreement. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. There was no net cost associated with the initial transactions. Reinsurance recoverables related to this transaction were $556 million and $356 million as of December 31, 2006 and December 31, 2005, respectively. Premiums ceded to PARCC in 2006, 2005 and 2004 were $388 million and $297 million and $102 million, respectively. Benefits ceded in 2006, 2005 and 2004 were $144 million, $111 million, and $52 million respectively.

Concurrent with implementing this new agreement, the Company recaptured the policies previously reinsured under a coinsurance treaty with Pruco Re.

Prudential Insurance

The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks, not otherwise reinsured. Reinsurance recoverables were $56 million and $60 million as of December 31, 2006 and December 31, 2005, respectively. Premiums and fees ceded to Prudential Insurance in 2006, 2005 and 2004 were $208 million, $178 million and $13 million, respectively. Benefits ceded in 2006, 2005 and 2004 were $199 million, $174 million and $28 million, respectively. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. During 2005, the Company entered into a coinsurance agreement with Prudential Insurance providing for the 100% reinsurance of its Lifetime Five benefit feature sold on its annuities prior to May 6, 2005 as part of its risk management and capital management strategies for annuities.

The Company has reinsured a group annuity contract, with Prudential Insurance, in consideration for a single premium payment by the Company, providing reinsurance equal to 100% of all payments due under the contract. In addition, there are two yearly renewable term agreements in which the Company may offer, and the reinsurer may accept reinsurance on any life in excess of the Company’s maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. Group annuities affiliated benefits ceded were $2 million in 2006, $2 million in 2005, and $2 million in 2004.

Pruco Reinsurance Ltd. (Pruco Re)

During 2005 and 2006, the Company entered into reinsurance agreements with Pruco Re as part of its risk management and capital management strategies for annuities. Effective July 1, 2005, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Lifetime Five benefit feature sold on its annuities on or after May 6, 2005. Effective March 20, 2006, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Spousal Lifetime Five benefit feature sold on its annuities.

Effective November 20, 2006, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Highest Daily Lifetime Five benefit feature sold on its annuities.

Taiwan branch reinsurance agreement

On January 31, 2001, the Company transferred all of its assets and liabilities associated with the Company’s Taiwan branch including Taiwan’s insurance book of business to an affiliated Company, Prudential Life Insurance Company of Taiwan Inc. (“Prudential of Taiwan”), a wholly owned subsidiary of Prudential Financial.

The mechanism used to transfer this block of business in Taiwan is referred to as a “full acquisition and assumption” transaction. Under this mechanism, the Company is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under accounting principles generally accepted in the United States. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverables is established.

Affiliated premiums ceded for the periods ended December 31, 2006, 2005 and 2004 from the Taiwan coinsurance agreement were $84 million, $81 million and $85 million, respectively. Affiliated benefits ceded for the periods ended December 31, 2006, 2005 and 2004 from the Taiwan coinsurance agreement were $15 million, $13 million and $12 million, respectively.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

13. RELATED PARTY TRANSACTIONS (continued)

Included in the total affiliated reinsurance recoverables balances of $1,209 million and $935 million at December 31, 2006 and December 31, 2005, respectively, were reinsurance recoverables related to the Taiwan coinsurance agreement of $593 million and $519 million at December 31, 2006 and December 31, 2005, respectively.

Purchase of fixed maturities from an affiliate

During 2006 the company transferred fixed maturities securities, from the Company to an affiliate. The investments included public and private high yield bonds, private placement bonds, and mortgage loans. These securities were recorded at an amortized cost of $151 million and a fair value of $150 million. The net difference between historic amortized cost and the fair value, net of taxes was less than $1 million.

During 2004, the Company invested an additional $110 million in fixed maturities owned by Prudential Insurance, but reflected these investments at amortized cost of $99 million. The Company also sold $31 million of fixed maturities securities, recorded at an amortized cost of $29 million, to PARCC. The net difference between the historic amortized cost and the fair value, net of taxes for both of these transactions was $5 million and was recorded as a decrease to paid in capital as described above.

During 2003, the Company invested $112 million in the preferred stock of two Delaware corporations (the “DE Subs”), which were created to acquire municipal fixed maturity investments from an affiliate of the Company. The DE Subs are included in the Company’s consolidated financial statements. Prudential Financial, Inc., the Company’s ultimate parent company, owns a nominal common stock investment in each of the DE Subs.

During 20003, the DE Subs purchased municipal fixed maturity investments for $112 million, the acquisition-date fair value, but reflected the investments at historic amortized cost of the affiliate. The difference between the historic amortized cost and the fair value, net of taxes was reflected as a reduction to paid-in-capital. The fixed maturity investments are categorized in the Company’s consolidated balance sheet as available-for-sale debt securities, and are therefore carried at fair value, with the difference between amortized cost and fair value reflected in accumulated other comprehensive income.

In addition, in 2003 the Company also purchased corporate fixed maturities with a fair value of $52 million from the same affiliate. These investments were reflected in the same manner as is described above, with the difference between the historic amortized cost and the fair value, net of taxes reflected as a reduction of paid-in-capital with an offsetting increase to accumulated other comprehensive income. The difference between the historic amortized cost and the fair value, net of taxes for both the municipal securities and the corporate securities was $8 million.

Debt Agreements

The Company has an agreement with Prudential Funding, LLC, a wholly owned subsidiary of Prudential Insurance which allows it to borrow funds for working capital and liquidity needs. The borrowings under this agreement are limited to $600 million. There was $25 million of debt outstanding to Prudential Funding, LLC as of December 31, 2006 as compared to $106 million at December 31, 2005. Interest expense related to this agreement was $3 million in 2006 and $4 million in 2005, with related interest charged at a variable rate of 3.06% to 5.32%. As of December 31, 2006 and December 31, 2005, there was $148 million and $426 million, respectively, of asset-based financing.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

14. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2006 and 2005 are summarized in the table below:

	Three months ended (in thousands)
	March 31	June 30	September 30	December 31
2006
Total revenues	$ 244,962	$ 226,855	$ 210,515	$ 284,109
Total benefits and expenses	203,567	202,608	31,204	203,808
Income from operations before income taxes	41,395	24,247	179,311	80,301
Net income	35,333	22,938	138,991	65,530

2005
Total revenues	$ 256,747	$ 245,683	$ 268,888	$ 263,969
Total benefits and expenses	208,299	189,876	179,095	205,801
Income from operations before income taxes	48,448	55,807	89,793	58,168
Net income	49,159	42,223	95,920	43,613

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of

Pruco Life Insurance Company

In our opinion, the accompanying consolidated financial statements listed in the accompanying index present fairly, in all material respects, the financial position of Pruco Life Insurance Company (a wholly owned subsidiary of The Prudential Insurance Company of America) and its subsidiaries at December 31, 2006 and December 31, 2005 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2006 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 of the financial statements, the Company adopted American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" as of January 1, 2004.

PricewaterhouseCoopers LLP (signed)

New York, New York

March 23, 2007

PART C:

OTHER INFORMATION

Item 26. EXHIBITS

Exhibit Number	Description of Exhibit

(a)	Board of Directors Resolution:
(i)	Resolution of Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Variable Universal Account. (Note 4)
(ii)	Amendment of Separate Account Resolution. (Note 8)

(b)	Not Applicable.

(c)	Underwriting Contracts:
(i)	Distribution Agreement between Pruco Securities, LLC and Pruco Life Insurance Company. (Note 4)
(ii)	Proposed form of Agreement between Pruco Securities, LLC and independent brokers with respect to the Sale of the Contracts. (Note 4)
(iii)	Schedules of Sales Commissions. (Note 11)

(d)	Contracts:
(i)	Survivorship Variable Universal Life Insurance Contract. (Note 8)
(ii)	Rider for Term Insurance Benefit on Life of Second Insured to Die. (Note 9)
(iii)	Option to Exchange for Separate Contracts. (Note 9)
(iv)	Endorsement for Allocation of the Initial Premium PLI 501-2004 (Note 13)

(e)	Application:
(i)	Application Form for Survivorship Variable Universal Life Insurance Contract. (Note 7)
(ii)	Supplement to the Application for Survivorship Variable Universal Life Insurance Contract. (Note 7)

(f)	Depositor’s Certificate of Incorporation and By-Laws:
(i)	Articles of Incorporation of Pruco Life Insurance Company, as amended October 19, 1993. (Note 3)
(ii)	By-laws of Pruco Life Insurance Company, as amended May 6, 1997. (Note 5)

(g)	Reinsurance Contracts:
(i)	Agreement between Pruco Life and Transamerica Financial Life Insurance Company (AUSA) (Note 14)
(ii)	Amendments #1 - #3 to the Agreement between Pruco Life and Transamerica Financial Life Insurance Company (AUSA) (Note 14)
(iii)	Amendment #4 to the Agreement between Pruco Life and Transamerica Financial Life Insurance Company (AUSA) (Note 15)
(iv)	Agreement between Pruco Life and Munich American Reassurance Company (Note 14)
(v)	Amendments #1 - #3 to the Agreement between Pruco Life and Munich American Reassurance Company (Note 14)
(vi)	Amendment #4 to the Agreement between Pruco Life and Munich American Reassurance Company (Note 15)
(vii)	Agreement between Pruco Life and Swiss Re Life and Health America, Inc. (Note 14)
(viii)	Amendments #1 - #4 to the Agreement between Pruco Life and Swiss Re Life & Health America, Inc. (Note 14)
(ix)	Amendment #5 to the Agreement between Pruco Life and Swiss Re Life and Health America, Inc. (Note 15)
(x)	Agreement between Pruco Life and Scottish Re, Inc. (Note 14)
(xi)	Amendments #1 - #2 to the Agreement between Pruco Life and Scottish Re, Inc. (Note 14)
(xii)	Amendment #3 to the Agreement between Pruco Life and Scottish Re, Inc. (Note 15)
(xiii)	Agreement between Pruco Life and Prudential. (Note 15)

(h)	Participation Agreements and Amendments:
(i)(a)	AIM Variable Insurance Funds, Inc., AIM V.I. Value Fund. (Note 2)
(b)	Amendment to the AIM Variable Insurance Funds, Inc. Participation Agreement. (Note 6)
(ii)(a)	American Century Variable Portfolios, Inc., VP Value Portfolio. (Note 10)
(iii)(a)	Janus Aspen Series, Growth Portfolio. (Note 2)
(b)	Amendment to the Janus Aspen Series Participation Agreement. (Note 6)
(iv)(a)	MFS Variable Insurance Trust, Emerging Growth Series. (Note 2)
(b)	Amendment to the MFS Variable Insurance Trust Participation Agreement. (Note 6)
(v)	(a)	T. Rowe Price International Series, Inc., International Stock Portfolio. (Note 2)
(b)	Amendment to the T. Rowe Price International Series, Inc. Participation
Agreement. (Note 6)
(vi)	(a)	Franklin Templeton Variable Insurance Products Trust. (Note 8)
(b)	Amendment to the Franklin Templeton Variable Insurance Products Trust Participation Agreement. (Note 17)
(vii)	Form of 22c-2 Agreement. (Note 1)

(i)	Administrative Contracts:
(i)	Service Agreement between Prudential and First Tennessee Bank National Association. (Note 12)

(j)	Powers of Attorney (Note 1):
(i)	James J. Avery, Jr., Helen M. Galt, Bernard J. Jacob, Scott D. Kaplan, Ronald P. Joelson, Tucker I. Marr, David R. Odenath Jr.

(k)	Opinion and Consent of Thomas C. Castano, Esq., as to the legality of the securities being registered. (Note 1)

(l)	Opinion and Consent of Nancy D. Davis, FSA, MAAA, as to actuarial matters pertaining to the representation of the illustrations and the Depositor’s administrative procedures. (Note 1)

(m)	Calculation. (Note 1)

(n)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. (Note 1)

(o)	None.

(p)	Not Applicable.

(q)	Redeemability Exemption (Note 1):
(i)	Memorandum describing Pruco Life Insurance Company's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii).

--------------------------------------------------------

(Note	1)	Filed herewith.
(Note	2)	Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6, Registration No. 333-07451, filed June 25, 1997 on behalf of the Pruco Life Variable Appreciable Account.
(Note	3)	Incorporated by reference to Form S-6, Registration No. 333-07451, filed July 2, 1996 on behalf of the Pruco Life Variable Appreciable Account.
(Note	4)	Incorporated by reference to Post-Effective Amendment No. 10 to Form S-6, Registration No. 33-29181, filed April 28, 1997 on behalf of the Pruco Life Variable Universal Account.
(Note	5)	Incorporated by reference to Form 10-Q, Registration No. 33-37587, filed August 15, 1997 on behalf of the Pruco Life Insurance Company.
(Note	6)	Incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement filed April 14, 2000 on behalf of the Pruco Life Variable Universal Account.
(Note	7)	Incorporated by reference to Form S-6, Registration No. 333-85115, filed on August 13, 1999 on behalf of the Pruco Life Variable Universal Account.
(Note	8)	Incorporated by reference to Registrant's Form S-6, filed on January 5, 2000.
(Note	9)	Incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement filed April 14, 2000 on behalf of the Pruco Life Variable Universal Account.
(Note	10)	Incorporated by reference for Post-Effective Amendment No. 13 to Form S-6, Registration No. 33-29181, filed June 4, 1999 on behalf of the Pruco Life Variable Universal Account.
(Note	11)	Incorporated by reference to Post-Effective Amendment No. 3 to this Registration Statement filed April 26, 2002 on behalf of the Pruco Life Variable Universal Account.
(Note	12)	Incorporated by reference to Post-Effective Amendment No. 5 to Form N-6, Registration No. 333-49332, filed April 22, 2003 on behalf of the Pruco Life Variable Universal Account.
(Note	13)	Incorporated by reference to Post-Effective Amendment No. 6 to this Registration Statement, filed February 12, 2004 on behalf of the Pruco Life Variable Universal Account.
(Note	14)	Incorporated by reference to Post-Effective Amendment No. 8 to this Registration Statement, filed April 22, 2005 on behalf of the Pruco Life Variable Universal Account.
(Note	15)	Incorporated by reference to Post-Effective Amendment No. 10 to this Registration Statement, filed April 20, 2006 on behalf of the Pruco Life Variable Universal Account.

Item 27.	Directors and Major Officers of Pruco Life

The directors and major officers of Pruco Life, listed with their principal occupations, are shown below. The Principal business address of the directors and officers listed below is 213 Washington Street, Newark, New Jersey 07102.

DIRECTORS OF PRUCO LIFE

JAMES J. AVERY, JR. - Director

HELEN M. GALT - Chief Actuary and Director

BERNARD J. JACOB - Treasurer and Director

RONALD P. JOELSON - Director

SCOTT D. KAPLAN - Chief Executive Officer, President, and Director

DAVID R. ODENATH, JR. - Director

OFFICERS WHO ARE NOT DIRECTORS

THOMAS C. CASTANO - Chief Legal Officer and Secretary

TUCKER I. MARR - Chief Financial Officer and Chief Accounting Officer

MELODY C. MCDAID - Senior Vice President

JAMES M. O’CONNOR - Senior Vice President

Item 28.	Persons Controlled by or Under Common Control with the Depositor or the Registrant

See Annual Report on Form 10-K of Prudential Financial, Inc., File No. 001-16707, filed February 28, 2007.

Item 29.	Indemnification

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

Arizona, being the state of organization of Pruco Life, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et seq. of the Arizona Statutes Annotated. The text of Pruco Life’s By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 3(ii) to its Form 10-Q, SEC File No. 33-37587, filed August 15, 1997.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.	Principal Underwriters

Pruco Securities, LLC ("Prusec"), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract. Prusec, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (Prusec is a successor company to Pruco Securities Corporation, established on February 22, 1971.) Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777.

The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so.

MANAGERS AND OFFICERS OF PRUCO SECURITIES, LLC (“Prusec”)

Name and Principal Business Address --------------------------------------------------	Position and Office With Depositor ---------------------------------------------
John W. Greene (Note 1)	Chairman of the Board, Manager
John G. Gordon (Note 1)	President, Manager, Chief Operating Officer
Bernard Russo (Note 1)	Vice President, Controller, Chief Financial Officer
Andrew M. Shainberg (Note 1)	Vice President, Chief Compliance Officer
Noreen M. Fierro (Note 2)	Vice President, Anti-Money Laundering Officer
Francine B. Boucher (Note 1)	Secretary, Chief Legal Officer
Joan H. Cleveland (Note 3)	Vice President
Thomas H. Harris (Note 1)	Vice President
Mark A. Hug (Note 1)	Vice President, Manager
Patrick L. Hynes (Note 4)	Vice President
Michele Talafha (Note 4)	Assistant Vice President
James J. Avery, Jr (Note 1)	Manager
David R. Odenath (Note 3)	Manager
Judy A. Rice (Note 3)	Manager
Chintan Bodalia (Note 1)	Assistant Controller
David Campen (Note 1)	Assistant Controller
Robert Szuhany (Note 1)	Assistant Controller
Janice Pavlou (Note 1)	Assistant Controller
Bruce Chapin (Note 1)	Assistant Controller
Mary Ellen Yourth (Note 1)	Assistant Controller
Bernard J. Jacob (Note 2)	Treasurer
Paul F. Blinn (Note 1)	Assistant Treasurer
Kathleen C. Hoffman (Note 2)	Assistant Treasurer
Laura J. Delaney (Note 2)	Assistant Treasurer
Kathleen Gibson (Note 2)	Vice President, Assistant Secretary
Thomas C. Castano (Note 1)	Assistant Secretary
Patricia Christian (Note 1)	Assistant Secretary
Mary Jo Reich (Note 1)	Assistant Secretary
Sue J. Nam (Note 2)	Assistant Secretary

(Note 1) 213 Washington Street, Newark, NJ 07102
(Note 2) 751 Broad Street, Newark, NJ 07102
(Note 3) 100 Mulberry Street, Newark, NJ 07102
(Note 4) One New York Plaza, 11th Floor, New York, NY 10004

Prusec serves as principal underwriter of the variable insurance Contracts issued by Pruco Life. Prusec received gross distribution revenue for its variable life products of $91,615,140 in 2006, $95,241,637 in 2005, and $114,496,331 in 2004. Prusec passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the policies. However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives. Prusec retained compensation of $11,528,129 in 2006, $15,018,502 in 2005, and $10,572,253 in 2004. Prusec offers the Contract on a continuous basis.

Because Prusec registered representatives who sell the Contracts are also our life insurance agents, they may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

Item 31.	Location of Accounts and Records

The Depositor, Pruco Life Insurance Company, is located at 213 Washington Street, Newark, New Jersey 07102-2992.

The Principal Underwriter, Pruco Securities, LLC, is located at 751 Broad Street, Newark, New Jersey 07102-3777.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

Item 32.	Management Services

Not Applicable.

Item 33.	Representation of Reasonableness of Fees

Pruco Life Insurance Company (“Pruco Life”) represents that the fees and charges deducted under the Variable Universal Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, the Pruco Life Variable Universal Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than the one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 18th day of April, 2007.

(Seal)	Pruco Life Variable Universal Account
(Registrant)

By: Pruco Life Insurance Company
(Depositor)

Attest:/s/ Thomas C. Castano Thomas C. Castano Secretary	By:/s/ Scott D. Kaplan Scott D. Kaplan President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 11 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 18th day of April, 2007.

             Signature and Title

  /s/*
Tucker I. Marr
Vice President and Chief Financial Officer

  /s/*
James J. Avery, Jr.
Director
                                                   *By: /s/ Thomas C.  Castano
 /s/*
Helen M. Galt                                              Thomas C. Castano
Director                                                   (Attorney-in-Fact)

 /s/*
Bernard J. Jacob
Director

 /s/*
Ronald P. Joelson
Director

 /s/ Scott D. Kaplan
Scott D. Kaplan
Director

 /s/*
David R. Odenath, Jr.
Director

EXHIBIT INDEX

Item 26.

(h) Participation Agreements and Amendments:	(vii) Form of 22c-2 Agreement.	C-

(j) Powers of Attorney:	James J. Avery, Jr., Helen M. Galt, Bernard J. Jacob, Scott D. Kaplan, Ronald P. Joelson, Tucker I. Marr, David R. Odenath Jr.	C-

(k) Legal Opinion and Consent	Opinion and Consent of Thomas C. Castano, Esq., as to the legality of the securities being registered.	C-

(l) Actuarial Opinion and Consent	Opinion and Consent of Nancy D. Davis, FSA, MAAA, as to actuarial matters pertaining to the representation of the illustrations and the Depositor’s administrative procedures.	C-

(m) Calculation	Calculation of sample illustrations.	C-

(n) Auditor Consent	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.	C-

(q) Redeemability Exemption	Memorandum describing Pruco Life Insurance Company's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii).	C-